                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4777
-------------------------------------------------------------------------------

                               MFS SERIES TRUST I
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                      Date of fiscal year end: August 31*
-------------------------------------------------------------------------------

                   Date of reporting period: August 31, 2007
-------------------------------------------------------------------------------
* The MFS Strategic Growth Fund was reorganized into the MFS Core Growth Fund, both a series of MFS Series Trust I, as of June 22, 2007.

A report for the MFS Strategic Growth Fund is not included because the Fund did not have any shareholders at period end. Please see note above.

ITEM 1. REPORTS TO STOCKHOLDERS.

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

                                                        MFS(R) CORE EQUITY FUND

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
EXPENSE TABLE                                                8
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                    10
--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                         18
--------------------------------------------------------------
STATEMENT OF OPERATIONS                                     21
--------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                         23
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                        24
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               30
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     42
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       43
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               49
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       53
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              53
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     53
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       54
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER
--------------------------------------------------------------


THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        RGI-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.8%
              Cash & Other Net Assets                     0.2%

              TOP TEN HOLDINGS

              Exxon Mobil Corp.                           3.8%
              ------------------------------------------------
              Danaher Corp.                               2.6%
              ------------------------------------------------
              AT&T, Inc.                                  1.9%
              ------------------------------------------------
              Merck & Co., Inc.                           1.9%
              ------------------------------------------------
              Bank of America Corp.                       1.7%
              ------------------------------------------------
              Wyeth                                       1.6%
              ------------------------------------------------
              Altria Group, Inc.                          1.5%
              ------------------------------------------------
              Hartford Financial Services Group, Inc.     1.5%
              ------------------------------------------------
              United Technologies Corp.                   1.4%
              ------------------------------------------------
              Google, Inc., "A"                           1.4%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         19.6%
              ------------------------------------------------
              Technology                                 15.5%
              ------------------------------------------------
              Health Care                                11.2%
              ------------------------------------------------
              Energy                                      9.8%
              ------------------------------------------------
              Industrial Goods & Services                 8.7%
              ------------------------------------------------
              Utilities & Communications                  8.1%
              ------------------------------------------------
              Consumer Staples                            6.7%
              ------------------------------------------------
              Retailing                                   6.4%
              ------------------------------------------------
              Leisure                                     5.3%
              ------------------------------------------------
              Basic Materials                             3.9%
              ------------------------------------------------
              Special Products & Services                 2.2%
              ------------------------------------------------
              Transportation                              1.7%
              ------------------------------------------------
              Autos & Housing                             0.7%
              ------------------------------------------------

Percentages are based on net assets as of 08/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2007, Class A shares of the MFS Core Equity Fund provided a total return of 17.26%, at net asset value. This compares with a return of 14.94% for the fund's benchmark, the Russell 3000 Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the stronger growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. Late in the reporting period, continued robust global growth and fears of rising inflationary pressures led global central banks to tighten monetary conditions beyond market expectations, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July and August, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields plummeted and credit spreads widened considerably. Increased market volatility has been exacerbated by U.S. home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor. Despite increased volatility across all asset classes, and the widening in credit spreads, global equity markets have experienced only a mild correction to date.

CONTRIBUTORS TO PERFORMANCE

For the MFS Core Equity Fund, the retailing, consumer staples, and utilities and communications sectors were the top contributors to performance relative to the benchmark during the reporting period. Stock selection played the principal role in each case.

In the retailing sector, athletic shoes and apparel manufacturer Nike was among the portfolio's top relative contributors. A long-term market share gainer, Nike delivered strong growth in revenues, profits, and earnings over the reporting period. The company benefited from its continued sales growth in the brand's three core footwear lines which enjoyed powerful marketing support through their participation in key sporting events.

Within the consumer staples sector, avoiding household products maker Proctor & Gamble for a majority of the period, boosted relative returns. The company's slowing growth led to its relative underperformance.

In the utilities and communications sector, diversified communications and media company Rogers Communications(aa) was a top contributor. Shares of Rogers Communications gained on strong quarterly revenue growth driven by its wireless business.

Stocks in other sectors that aided relative results included manufacturer of aerospace metal parts Precision Castparts, mining giant BHP Billiton(aa), customer support software provider Salesforce.com(g), package manufacturer Owens-Illinois, and agricultural equipment manufacturer Deere & Co.(g). Not owning poor-performing pharmaceutical giant Pfizer and financial services firm Citigroup also helped.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care sector negatively impacted performance relative to the benchmark. Biotech firm Amgen and medical device makers, Advanced Medical Optics and Boston Scientific, were among the fund's top detractors. Shares of Amgen declined due, in part, to increasing pressure from the FDA on the company's anemia drugs and potential competition.

Several individual securities within the financial services sector were among the fund's top detractors. These included mortgage lending firm Countrywide Financial, real estate firm Maguire Properties, financial services company Fremont General, and education loan provider SLM Corp. (Sallie Mae)(g). Shares of Countrywide Financial plummeted near the end of the reporting period due to industry-wide problems of falling mortgage demand, excess lending capacity, rising costs, and challenges in selling off loan portfolios in all segments (prime, sub-prime, and home equity) of the market.

Elsewhere, flash memory storage products maker SanDisk and software firm MSC.Software held back relative returns.

Respectfully,

Katrina Mead
Portfolio Manager

(aa) Security is not a benchmark constituent.
 (g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        MFS Core Equity
                        Fund -- Class A           Russell 300 Index

         8/97             $ 9,425                    $10,000
         8/98              10,022                     10,351
         8/99              12,892                     14,334
         8/00              14,666                     17,291
         8/01              11,806                     13,052
         8/02               9,917                     10,795
         8/03              11,074                     12,298
         8/04              12,168                     13,688
         8/05              14,174                     15,785
         8/06              15,060                     17,166
         8/07              17,660                     19,730

TOTAL RETURNS THROUGH 8/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
        A                 1/02/96             17.26%      12.23%       6.48%
----------------------------------------------------------------------------
        B                 1/02/97             16.49%      11.53%       5.78%
----------------------------------------------------------------------------
        C                 1/02/97             16.50%      11.52%       5.77%
----------------------------------------------------------------------------
        I                 1/02/97             17.63%      12.63%       6.83%
----------------------------------------------------------------------------
        R                12/31/02             17.14%      12.08%       6.41%
----------------------------------------------------------------------------
       R1                 4/01/05             16.42%      11.45%       5.74%
----------------------------------------------------------------------------
       R2                 4/01/05             16.81%      11.64%       5.83%
----------------------------------------------------------------------------
       R3                10/31/03             16.88%      11.80%       5.90%
----------------------------------------------------------------------------
       R4                 4/01/05             17.22%      12.20%       6.47%
----------------------------------------------------------------------------
       R5                 4/01/05             17.54%      12.37%       6.55%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark

----------------------------------------------------------------------------
  Russell 3000 Index (f)                      14.94%      12.82%       7.03%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                     10.52%      10.91%       5.85%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B
With CDSC (Declining over six years
from 4% to 0%) (x)                            12.49%      11.27%       5.78%
----------------------------------------------------------------------------
        C                                     15.50%      11.52%       5.77%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.
CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 3000 Index - constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for Classes R, R4, and R5 includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Classes R1, R2, and R3 includes the performance of the fund's Class B shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value     3/01/07-
Class                       Ratio      3/01/07          8/31/07        8/31/07
--------------------------------------------------------------------------------
        Actual              1.24%     $1,000.00        $1,047.50        $6.40
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.24%     $1,000.00        $1,018.95        $6.31
--------------------------------------------------------------------------------
        Actual              1.88%     $1,000.00        $1,044.60        $9.69
  B     ------------------------------------------------------------------------
        Hypothetical (h)    1.88%     $1,000.00        $1,015.73        $9.55
--------------------------------------------------------------------------------
        Actual              1.88%     $1,000.00        $1,044.80        $9.69
  C     ------------------------------------------------------------------------
        Hypothetical (h)    1.88%     $1,000.00        $1,015.73        $9.55
--------------------------------------------------------------------------------
        Actual              0.90%     $1,000.00        $1,049.60        $4.65
  I     ------------------------------------------------------------------------
        Hypothetical (h)    0.90%     $1,000.00        $1,020.67        $4.58
--------------------------------------------------------------------------------
        Actual              1.42%     $1,000.00        $1,047.40        $7.33
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.42%     $1,000.00        $1,018.05        $7.22
--------------------------------------------------------------------------------
        Actual              2.00%     $1,000.00        $1,044.10       $10.30
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    2.00%     $1,000.00        $1,015.12       $10.16
--------------------------------------------------------------------------------
        Actual              1.68%     $1,000.00        $1,045.50        $8.66
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.68%     $1,000.00        $1,016.74        $8.54
--------------------------------------------------------------------------------
        Actual              1.56%     $1,000.00        $1,046.10        $8.05
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.56%     $1,000.00        $1,017.34        $7.93
--------------------------------------------------------------------------------
        Actual              1.34%     $1,000.00        $1,047.60        $6.92
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.34%     $1,000.00        $1,018.45        $6.82
--------------------------------------------------------------------------------
        Actual              1.04%     $1,000.00        $1,049.40        $5.37
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    1.04%     $1,000.00        $1,019.96        $5.30
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.8%
---------------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                          SHARES/PAR              VALUE ($)
---------------------------------------------------------------------------------------------------------------------------------
Aerospace - 2.9%
---------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp. (l)                                                                          104,790         $   10,388,881
Precision Castparts Corp. (l)                                                                       62,620              8,160,012
United Technologies Corp. (l)                                                                      244,490             18,246,289
                                                                                                                   --------------
                                                                                                                   $   36,795,182
---------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.3%
---------------------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co. (l)                                                                         264,310         $    3,993,724
---------------------------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.7%
---------------------------------------------------------------------------------------------------------------------------------
NIKE, Inc., "B"                                                                                    113,100         $    6,372,054
Quiksilver, Inc. (a)(l)                                                                            187,180              2,506,340
                                                                                                                   --------------
                                                                                                                   $    8,878,394
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 2.0%
---------------------------------------------------------------------------------------------------------------------------------
Amgen, Inc. (a)                                                                                    223,760         $   11,212,614
Celgene Corp. (a)(l)                                                                                73,710              4,732,919
Genzyme Corp. (a)(l)                                                                               150,401              9,386,526
                                                                                                                   --------------
                                                                                                                   $   25,332,059
---------------------------------------------------------------------------------------------------------------------------------
Broadcasting - 2.0%
---------------------------------------------------------------------------------------------------------------------------------
News Corp., "A"                                                                                    564,990         $   11,429,748
Viacom, Inc., "B" (a)(l)                                                                           214,589              8,467,682
Walt Disney Co.                                                                                    161,130              5,413,968
                                                                                                                   --------------
                                                                                                                   $   25,311,398
---------------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.8%
---------------------------------------------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc. (a)(l)                                                              47,340         $    5,361,255
Deutsche Boerse AG                                                                                  54,650              6,031,310
Evercore Partners, Inc. (l)                                                                        180,760              3,786,922
Goldman Sachs Group, Inc. (l)                                                                       47,680              8,392,157
Legg Mason, Inc. (l)                                                                                82,090              7,127,054
TD AMERITRADE Holding Corp. (a)(l)                                                                 267,080              4,847,502
                                                                                                                   --------------
                                                                                                                   $   35,546,200
---------------------------------------------------------------------------------------------------------------------------------
Business Services - 1.4%
---------------------------------------------------------------------------------------------------------------------------------
Corporate Executive Board Co. (l)                                                                   84,310         $    5,735,609
Fidelity National Information Services, Inc. (l)                                                    99,710              4,726,254
Global Payments, Inc. (l)                                                                           84,510              3,336,455
Satyam Computer Services Ltd., ADR (l)                                                             166,230              4,235,540
                                                                                                                   --------------
                                                                                                                   $   18,033,858
---------------------------------------------------------------------------------------------------------------------------------
Cable TV - 0.8%
---------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp., "A" (a)(l)                                                              125,450         $    4,208,848
Comcast Corp., "Special A" (a)                                                                     238,770              6,174,592
                                                                                                                   --------------
                                                                                                                   $   10,383,440
---------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.2%
---------------------------------------------------------------------------------------------------------------------------------
3M Co.                                                                                              86,600         $    7,879,734
PPG Industries, Inc. (l)                                                                            98,030              7,190,501
                                                                                                                   --------------
                                                                                                                   $   15,070,235
---------------------------------------------------------------------------------------------------------------------------------
Computer Software - 3.8%
---------------------------------------------------------------------------------------------------------------------------------
ACI Worldwide, Inc. (a)(l)                                                                         162,150         $    4,212,657
Adobe Systems, Inc. (a)(l)                                                                         222,353              9,505,591
CommVault Systems, Inc. (a)(l)                                                                     262,540              5,001,387
MSC.Software Corp. (a)(l)                                                                        1,319,457             16,691,131
Oracle Corp. (a)                                                                                   487,939              9,895,403
VeriSign, Inc. (a)                                                                                 107,551              3,463,142
                                                                                                                   --------------
                                                                                                                   $   48,769,311
---------------------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 3.9%
---------------------------------------------------------------------------------------------------------------------------------
Cray, Inc. (a)(l)                                                                                  981,050         $    6,926,213
EMC Corp. (a)(l)                                                                                   680,440             13,377,450
International Business Machines Corp. (l)                                                          138,430             16,153,397
Network Appliance, Inc. (a)(l)                                                                     488,032             13,596,572
                                                                                                                   --------------
                                                                                                                   $   50,053,632
---------------------------------------------------------------------------------------------------------------------------------
Construction - 0.7%
---------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc. (l)                                                                              145,980         $    2,205,758
Masco Corp. (l)                                                                                    257,170              6,691,563
                                                                                                                   --------------
                                                                                                                   $    8,897,321
---------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.8%
---------------------------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                              125,490         $    8,322,497
New Oriental Education & Technology Group, Inc., ADR (a)                                            76,750              4,063,913
Procter & Gamble Co. (l)                                                                           254,730             16,636,416
Strayer Education, Inc. (l)                                                                         39,790              6,349,688
                                                                                                                   --------------
                                                                                                                   $   35,372,514
---------------------------------------------------------------------------------------------------------------------------------
Containers - 0.5%
---------------------------------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc. (a)(l)                                                                        155,400         $    6,250,188
---------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 4.0%
---------------------------------------------------------------------------------------------------------------------------------
Danaher Corp. (l)                                                                                  426,710         $   33,138,299
Rockwell Automation, Inc. (l)                                                                      212,450             14,969,227
WESCO International, Inc. (a)(l)                                                                    66,440              3,161,880
                                                                                                                   --------------
                                                                                                                   $   51,269,406
---------------------------------------------------------------------------------------------------------------------------------
Electronics - 4.0%
---------------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc. (l)                                                                        416,660         $    8,899,858
Hittite Microwave Corp. (a)(l)                                                                     132,140              5,598,772
Intel Corp. (l)                                                                                    654,960             16,865,220
Marvell Technology Group Ltd. (a)                                                                  338,170              5,603,477
SanDisk Corp. (a)(l)                                                                               180,960             10,144,618
Solectron Corp. (a)(l)                                                                           1,062,990              4,124,401
                                                                                                                   --------------
                                                                                                                   $   51,236,346
---------------------------------------------------------------------------------------------------------------------------------
Energy - Independent - 1.1%
---------------------------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                                        65,300         $    5,052,914
CONSOL Energy, Inc.                                                                                 62,610              2,496,887
Devon Energy Corp. (l)                                                                              84,400              6,356,164
                                                                                                                   --------------
                                                                                                                   $   13,905,965
---------------------------------------------------------------------------------------------------------------------------------
Energy - Integrated - 6.2%
---------------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp. (l)                                                                              574,052         $   49,213,478
Hess Corp.                                                                                         257,430             15,798,479
Marathon Oil Corp.                                                                                 259,370             13,977,449
                                                                                                                   --------------
                                                                                                                   $   78,989,406
---------------------------------------------------------------------------------------------------------------------------------
Engineering - Construction - 0.4%
---------------------------------------------------------------------------------------------------------------------------------
North American Energy Partners, Inc. (a)                                                           304,690         $    5,258,949
---------------------------------------------------------------------------------------------------------------------------------
Food & Beverages - 3.2%
---------------------------------------------------------------------------------------------------------------------------------
Diamond Foods, Inc. (l)                                                                            158,420         $    2,645,614
General Mills, Inc. (l)                                                                            182,370             10,190,836
Hain Celestial Group, Inc. (a)(l)                                                                  181,700              5,316,542
Kellogg Co. (l)                                                                                     93,280              5,123,870
PepsiCo, Inc.                                                                                      259,609             17,661,200
                                                                                                                   --------------
                                                                                                                   $   40,938,062
---------------------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.0%
---------------------------------------------------------------------------------------------------------------------------------
CVS Caremark Corp.                                                                                 231,690         $    8,762,516
SUPERVALU, Inc. (l)                                                                                102,380              4,315,317
                                                                                                                   --------------
                                                                                                                   $   13,077,833
---------------------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.1%
---------------------------------------------------------------------------------------------------------------------------------
International Game Technology (l)                                                                   88,950         $    3,395,222
Marriott International, Inc., "A" (l)                                                               88,400              3,926,728
Penn National Gaming, Inc. (a)                                                                      54,720              3,217,536
Royal Caribbean Cruises Ltd. (l)                                                                    93,900              3,571,017
                                                                                                                   --------------
                                                                                                                   $   14,110,503
---------------------------------------------------------------------------------------------------------------------------------
General Merchandise - 1.0%
---------------------------------------------------------------------------------------------------------------------------------
99 Cents Only Stores (a)(l)                                                                        268,650         $    3,317,828
Macy's, Inc. (l)                                                                                   190,780              6,051,542
Stage Stores, Inc.                                                                                 194,335              3,367,826
                                                                                                                   --------------
                                                                                                                   $   12,737,196
---------------------------------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 1.2%
---------------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                                           153,050         $    7,654,031
WellPoint, Inc. (a)                                                                                 89,920              7,246,653
                                                                                                                   --------------
                                                                                                                   $   14,900,684
---------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.8%
---------------------------------------------------------------------------------------------------------------------------------
Aflac, Inc. (l)                                                                                    113,880         $    6,070,943
Allied World Assurance Co. Holdings Ltd. (l)                                                       169,200              8,124,984
Chubb Corp. (l)                                                                                    256,630             13,121,492
Genworth Financial, Inc., "A" (l)                                                                  151,060              4,377,719
Hartford Financial Services Group, Inc. (l)                                                        210,160             18,685,326
MetLife, Inc. (l)                                                                                  119,570              7,658,459
MGIC Investment Corp. (l)                                                                          108,750              3,279,900
                                                                                                                   --------------
                                                                                                                   $   61,318,823
---------------------------------------------------------------------------------------------------------------------------------
Internet - 1.4%
---------------------------------------------------------------------------------------------------------------------------------
Google, Inc., "A" (a)(l)                                                                            34,500         $   17,776,125
---------------------------------------------------------------------------------------------------------------------------------
Leisure & Toys - 0.5%
---------------------------------------------------------------------------------------------------------------------------------
Ubisoft Entertainment S.A. (a)                                                                     102,501         $    6,364,197
---------------------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 1.4%
---------------------------------------------------------------------------------------------------------------------------------
Bucyrus International, Inc. (l)                                                                     49,880         $    3,117,001
Eaton Corp. (l)                                                                                    104,270              9,824,319
Timken Co. (l)                                                                                     146,130              5,196,383
                                                                                                                   --------------
                                                                                                                   $   18,137,703
---------------------------------------------------------------------------------------------------------------------------------
Major Banks - 5.1%
---------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                              431,280         $   21,857,270
Bank of New York Mellon Corp. (l)                                                                  302,858             12,244,549
JPMorgan Chase & Co. (l)                                                                           393,920             17,537,318
State Street Corp. (l)                                                                             218,120             13,383,843
                                                                                                                   --------------
                                                                                                                   $   65,022,980
---------------------------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.6%
---------------------------------------------------------------------------------------------------------------------------------
DaVita, Inc. (a)(l)                                                                                 24,800         $    1,426,496
MWI Veterinary Supply, Inc. (a)(l)                                                                 175,952              6,680,897
                                                                                                                   --------------
                                                                                                                   $    8,107,393
---------------------------------------------------------------------------------------------------------------------------------
Medical Equipment - 2.4%
---------------------------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (a)(l)                                                               228,200         $    6,558,468
Aspect Medical Systems, Inc. (a)(l)                                                                437,540              5,504,253
Boston Scientific Corp. (a)(l)                                                                     499,230              6,405,121
Cyberonics, Inc. (a)(l)                                                                            150,510              2,271,196
NxStage Medical, Inc. (a)(l)                                                                       124,680              1,548,526
St. Jude Medical, Inc. (a)(l)                                                                      117,970              5,139,953
Thoratec Corp. (a)(l)                                                                              174,930              3,615,803
                                                                                                                   --------------
                                                                                                                   $   31,043,320
---------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 1.3%
---------------------------------------------------------------------------------------------------------------------------------
BHP Billiton PLC                                                                                   552,990         $   16,269,364
---------------------------------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.5%
---------------------------------------------------------------------------------------------------------------------------------
Questar Corp. (l)                                                                                  133,160         $    6,654,005
---------------------------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 1.0%
---------------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (l)                                                                            398,280         $   12,346,680
---------------------------------------------------------------------------------------------------------------------------------
Network & Telecom - 2.4%
---------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                                                            348,180         $   11,113,906
Motorola, Inc. (l)                                                                                 221,100              3,747,645
NICE Systems Ltd., ADR (a)(l)                                                                      177,354              6,274,785
Nortel Networks Corp. (a)(l)                                                                       229,416              4,007,898
Sonus Networks, Inc. (a)(l)                                                                        883,690              5,107,728
                                                                                                                   --------------
                                                                                                                   $   30,251,962
---------------------------------------------------------------------------------------------------------------------------------
Oil Services - 2.5%
---------------------------------------------------------------------------------------------------------------------------------
Dresser-Rand Group, Inc. (a)(l)                                                                     82,340         $    3,035,876
Exterran Holdings, Inc. (a)                                                                         38,600              2,991,500
Halliburton Co.                                                                                    418,250             14,467,268
National Oilwell Varco, Inc. (a)(l)                                                                 33,690              4,312,320
Noble Corp.                                                                                        152,520              7,482,631
                                                                                                                   --------------
                                                                                                                   $   32,289,595
---------------------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 5.0%
---------------------------------------------------------------------------------------------------------------------------------
American Express Co. (l)                                                                           298,560         $   17,501,587
Commerce Bancorp, Inc. (l)                                                                         160,530              5,896,267
Countrywide Financial Corp. (l)                                                                    525,340             10,427,999
Euro Dekania Ltd., IEU (a)(z)                                                                      492,120              6,336,352
Fannie Mae (l)                                                                                     228,160             14,969,578
Fremont General Corp. (l)                                                                          752,150              3,384,675
Oaktree Capital Management LLC (a)(z)                                                              154,400              5,326,800
                                                                                                                   --------------
                                                                                                                   $   63,843,258
---------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.0%
---------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                                137,880         $    7,157,351
Bristol-Myers Squibb Co.                                                                           295,110              8,602,457
Medicis Pharmaceutical Corp., "A" (l)                                                              151,490              4,626,505
Merck & Co., Inc. (l)                                                                              473,440             23,752,485
Wyeth (l)                                                                                          435,099             20,145,084
                                                                                                                   --------------
                                                                                                                   $   64,283,882
---------------------------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.4%
---------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. (l)                                                              60,080         $    4,875,492
---------------------------------------------------------------------------------------------------------------------------------
Real Estate - 1.9%
---------------------------------------------------------------------------------------------------------------------------------
BRE Properties, Inc., REIT (l)                                                                     139,560         $    7,751,162
Mack-Cali Realty Corp., REIT (l)                                                                   231,180              9,654,077
Maguire Properties, Inc., REIT (l)                                                                 269,560              7,011,256
                                                                                                                   --------------
                                                                                                                   $   24,416,495
---------------------------------------------------------------------------------------------------------------------------------
Restaurants - 0.9%
---------------------------------------------------------------------------------------------------------------------------------
Panera Bread Co. (a)(l)                                                                             80,560         $    3,523,694
Red Robin Gourmet Burgers, Inc. (a)(l)                                                             153,820              5,917,455
Texas Roadhouse, Inc., "A" (a)(l)                                                                  187,400              2,400,594
                                                                                                                   --------------
                                                                                                                   $   11,841,743
---------------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.9%
---------------------------------------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc. (l)                                                                  64,560         $    5,811,046
Praxair, Inc. (l)                                                                                   81,210              6,144,349
                                                                                                                   --------------
                                                                                                                   $   11,955,395
---------------------------------------------------------------------------------------------------------------------------------
Specialty Stores - 3.7%
---------------------------------------------------------------------------------------------------------------------------------
CarMax, Inc. (a)                                                                                   163,500         $    3,704,910
Dick's Sporting Goods, Inc. (a)(l)                                                                  60,840              3,948,516
Ethan Allen Interiors, Inc.                                                                        157,810              5,302,416
GameStop Corp., "A" (a)(l)                                                                         135,140              6,775,920
Lowe's Cos., Inc. (l)                                                                              350,120             10,874,727
Lululemon Athletica, Inc. (a)                                                                       31,530              1,074,227
Nordstrom, Inc. (l)                                                                                107,580              5,174,598
Staples, Inc. (l)                                                                                  200,420              4,759,975
Urban Outfitters, Inc. (a)(l)                                                                      248,960              5,701,184
                                                                                                                   --------------
                                                                                                                   $   47,316,473
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.4%
---------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., "B"                                                                   115,040         $    5,231,867
---------------------------------------------------------------------------------------------------------------------------------
Telephone Services - 3.1%
---------------------------------------------------------------------------------------------------------------------------------
AT&T, Inc. (l)                                                                                     625,250         $   24,928,718
Embarq Corp. (l)                                                                                    61,920              3,865,046
Qwest Communications International, Inc. (a)(l)                                                    678,270              6,070,517
TELUS Corp. (non-voting shares)                                                                     98,680              5,117,330
                                                                                                                   --------------
                                                                                                                   $   39,981,611
---------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.5%
---------------------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                                                 277,130         $   19,235,593
---------------------------------------------------------------------------------------------------------------------------------
Trucking - 1.0%
---------------------------------------------------------------------------------------------------------------------------------
FedEx Corp. (l)                                                                                     94,420         $   10,355,986
Landstar System, Inc. (l)                                                                           61,410              2,641,244
                                                                                                                   --------------
                                                                                                                   $   12,997,230
---------------------------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 3.1%
---------------------------------------------------------------------------------------------------------------------------------
American Electric Power Co., Inc. (l)                                                              175,990         $    7,828,035
DPL, Inc. (l)                                                                                      271,750              7,160,613
Entergy Corp. (l)                                                                                   76,480              7,924,858
NRG Energy, Inc. (a)                                                                               199,170              7,586,385
Public Service Enterprise Group, Inc. (l)                                                          105,210              8,941,787
                                                                                                                   --------------
                                                                                                                   $   39,441,678
---------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $1,260,812,667)                                                              $1,276,114,670
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.3%
---------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.15%, due 9/04/07, at Amortized Cost and Value (y)           $  3,780,000         $    3,778,378
---------------------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 21.2%
---------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                      271,318,543         $  271,318,543
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $1,535,909,588) (k)                                                            $1,551,211,591
---------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (21.3)%                                                                             (272,469,583)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                                $1,278,742,008
---------------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(k) As of August 31, 2007, the fund had two securities that were fair valued, aggregating $11,663,152 and 0.75% of market value, in accordance with the policies adopted by the Board of Trustees.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale.
    These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                                           ACQUISITION         ACQUISITION          CURRENT           TOTAL % OF
RESTRICTED SECURITIES                                         DATE                 COST           MARKET VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

Euro Dekania Ltd., IEU                                  3/08/07 - 6/25/07       $7,015,361        $ 6,336,352

Oaktree Capital Management LLC                          5/21/07 - 6/25/07        6,767,056          5,326,800
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  $11,663,152           0.91%

The following abbreviations are used in this report and are defined:

ADR       American Depository Receipt
IEU       International Equity Unit
REIT      Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.


ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $270,639,614 of securities
on loan (identified cost, $1,535,909,588)                        $1,551,211,591
Cash                                                                      8,596
Receivable for investments sold                                       5,897,589
Receivable for fund shares sold                                         793,118
Interest and dividends receivable                                     1,707,737
Other assets                                                              1,403
-------------------------------------------------------------------------------------------------------
Total assets                                                                             $1,559,620,034
-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                    $5,778,821
Payable for fund shares reacquired                                    2,305,050
Collateral for securities loaned, at value (c)                      271,318,543
Payable to affiliates
  Investment adviser                                                     10,013
  Management fee                                                         40,951
  Shareholder servicing costs                                           377,625
  Distribution and service fees                                          39,138
  Administrative services fee                                             1,116
  Retirement plan administration and services fees                          403
Payable for independent trustees' compensation                          264,336
Accrued expenses and other liabilities                                  742,030
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $280,878,026
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $1,278,742,008
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $3,445,281,969
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies          15,298,387
Accumulated net realized gain (loss) on investments              (2,181,620,880)
Accumulated net investment loss                                        (217,468)
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $1,278,742,008
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                    66,032,681
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued


Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $766,201,526
  Shares outstanding                                                 38,632,075
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $19.83
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $21.04
-------------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $325,524,918
  Shares outstanding                                                 17,580,924
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $18.52
-------------------------------------------------------------------------------------------------------
Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $107,947,505
  Shares outstanding                                                  5,854,336
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $18.44
-------------------------------------------------------------------------------------------------------
Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $27,543,975
  Shares outstanding                                                  1,340,693
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.54
-------------------------------------------------------------------------------------------------------
Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $5,932,550
  Shares outstanding                                                    301,446
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.68
-------------------------------------------------------------------------------------------------------
Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,542,679
  Shares outstanding                                                    137,803
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.45
-------------------------------------------------------------------------------------------------------
Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,528,404
  Shares outstanding                                                     82,088
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.62
-------------------------------------------------------------------------------------------------------
Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $9,491,806
  Shares outstanding                                                    485,953
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.53
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued


Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $31,962,798
  Shares outstanding                                                  1,614,064
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.80
-------------------------------------------------------------------------------------------------------
Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $65,847
  Shares outstanding                                                      3,299
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.96
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(c) Non-cash collateral not included.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.


NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Income
  Dividends                                                           $6,445,520
  Interest                                                               410,432
  Foreign taxes withheld                                                 (12,898)
-------------------------------------------------------------------------------------------------------
Total investment income                                                                      $6,843,054
-------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                      $2,855,082
  Distribution and service fees                                        2,491,966
  Shareholder servicing costs                                            757,300
  Administrative services fee                                             87,283
  Retirement plan administration and services fees                        53,820
  Independent trustees' compensation                                      12,778
  Custodian fee                                                          155,825
  Shareholder communications                                              75,137
  Auditing fees                                                           50,072
  Legal fees                                                              40,609
  Miscellaneous                                                          189,652
-------------------------------------------------------------------------------------------------------
Total expenses                                                                               $6,769,524
-------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (6,486)
  Reduction of expenses by investment adviser                             (4,166)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                 $6,758,872
-------------------------------------------------------------------------------------------------------
Net investment income                                                                           $84,182
-------------------------------------------------------------------------------------------------------

Statement of Operations - continued


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $114,266,908
  Foreign currency transactions                                           18,201
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    $114,285,109
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $(101,717,561)
  Translation of assets and liabilities in foreign currencies               (392)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                 $(101,717,953)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                            $12,567,156
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                        $12,651,338
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            YEARS ENDED 8/31
                                                                    -----------------------------------
                                                                          2007                     2006
CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           $84,182                $(135,899)
Net realized gain (loss) on investments                            114,285,109               22,210,793
Net unrealized gain (loss) on investments                         (101,717,953)              (8,617,492)
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                               $12,651,338              $13,457,402
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net realized gain on investments and
foreign currency transactions
  Class A                                                         $(10,891,644)             $(6,566,925)
  Class B                                                           (3,614,424)              (3,172,137)
  Class C                                                           (1,273,576)                (835,667)
  Class I                                                             (376,619)                (151,657)
  Class R                                                             (399,070)                (292,512)
  Class R1                                                             (34,465)                  (6,519)
  Class R2                                                             (64,230)                  (2,469)
  Class R3                                                             (96,597)                 (54,897)
  Class R4                                                          (1,876,812)                  (2,358)
  Class R5                                                              (4,256)                  (2,358)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(18,631,693)            $(11,087,499)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $1,037,237,225               $4,102,717
-------------------------------------------------------------------------------------------------------
Total change in net assets                                      $1,031,256,870               $6,472,620
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                             247,485,138              241,012,518
At end of period (including accumulated net investment loss
of $217,468 and $35,801, respectively)                          $1,278,742,008             $247,485,138
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                        YEARS ENDED 8/31
                                              -----------------------------------------------------------------------------
                                                  2007             2006              2005             2004             2003
Net asset value, beginning of period            $18.17           $17.88            $15.35           $13.97           $12.51
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.04            $0.03             $0.03            $0.03            $0.04
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.01             1.06              2.50             1.35             1.42
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $3.05            $1.09             $2.53            $1.38            $1.46
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions             $(1.39)          $(0.80)              $--              $--              $--
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $19.83           $18.17            $17.88           $15.35           $13.97
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       17.26             6.25             16.48             9.88(b)         11.67
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.26             1.37              1.41             1.38             1.47
Expenses after expense reductions (f)             1.26             1.36              1.41             1.38              N/A
Net investment income                             0.22             0.15              0.17             0.22             0.29
Portfolio turnover                                 283              138                81              116              121
Net assets at end of period (000 Omitted)     $766,202         $146,355          $141,808          $67,415          $53,704
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                           YEARS ENDED 8/31
                                                    --------------------------------------------------------------------------
                                                         2007             2006            2005            2004            2003
Net asset value, beginning of period                   $17.16           $17.03          $14.71          $13.48          $12.14
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.08)          $(0.09)         $(0.08)         $(0.06)         $(0.04)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                    2.83             1.02            2.40            1.29            1.38
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $2.75            $0.93           $2.32           $1.23           $1.34
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                        $(1.39)          $(0.80)            $--             $--             $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $18.52           $17.16          $17.03          $14.71          $13.48
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              16.49             5.60           15.77            9.12(b)        11.04
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   1.90             2.02            2.06            2.02            2.12
Expenses after expense reductions (f)                    1.90             2.02            2.06            2.02             N/A
Net investment loss                                     (0.46)           (0.50)          (0.47)          (0.43)          (0.36)
Portfolio turnover                                        283              138              81             116             121
Net assets at end of period (000 Omitted)            $325,525          $49,192         $71,088         $73,395         $75,007
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

CLASS C                                                                           YEARS ENDED 8/31
                                                     ------------------------------------------------------------------------
                                                         2007            2006            2005            2004            2003
Net asset value, beginning of period                   $17.09          $16.97          $14.66          $13.43          $12.10
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.08)         $(0.09)         $(0.08)         $(0.06)         $(0.04)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                    2.82            1.01            2.39            1.29            1.37
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $2.74           $0.92           $2.31           $1.23           $1.33
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                        $(1.39)         $(0.80)            $--             $--             $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $18.44          $17.09          $16.97          $14.66          $13.43
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              16.50            5.56           15.76            9.16(b)        10.99
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   1.90            2.02            2.06            2.02            2.12
Expenses after expense reductions (f)                    1.90            2.02            2.06            2.02             N/A
Net investment loss                                     (0.45)          (0.50)          (0.48)          (0.43)          (0.35)
Portfolio turnover                                        283             138              81             116             121
Net assets at end of period (000 Omitted)            $107,948         $16,613         $17,898         $15,990         $15,325
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                           YEARS ENDED 8/31
                                                    -------------------------------------------------------------------------
                                                        2007             2006            2005            2004            2003
Net asset value, beginning of period                  $18.72           $18.33          $15.68          $14.22          $12.69
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                            $0.11            $0.09           $0.09           $0.09           $0.08
  Net realized and unrealized gain (loss)
  on investments and foreign currency                   3.10             1.10            2.56            1.37            1.45
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $3.21            $1.19           $2.65           $1.46           $1.53
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       $(1.39)          $(0.80)            $--             $--             $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.54           $18.72          $18.33          $15.68          $14.22
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                17.63             6.66           16.90           10.27(b)        12.06
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  0.92             1.01            1.09            1.03            1.12
Expenses after expense reductions (f)                   0.92             1.01            1.09            1.03             N/A
Net investment income                                   0.58             0.50            0.51            0.56            0.65
Portfolio turnover                                       283              138              81             116             121
Net assets at end of period (000 Omitted)            $27,544           $4,763          $3,170            $460            $398
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

CLASS R                                                                          YEARS ENDED 8/31
                                                   ------------------------------------------------------------------------
                                                      2007             2006            2005            2004         2003(i)
Net asset value, beginning of period                $18.06           $17.80          $15.31          $13.96          $11.98
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.03            $0.00(w)        $0.00(w)        $0.02          $(0.00)(w)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 2.98             1.06            2.49            1.33            1.98(g)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.01            $1.06           $2.49           $1.35           $1.98
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(1.39)          $(0.80)            $--             $--             $--
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $19.68           $18.06          $17.80          $15.31          $13.96
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              17.14             6.11           16.26            9.67(b)        16.53(n)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.45             1.51            1.56            1.49            1.74(a)
Expenses after expense reductions (f)                 1.45             1.51            1.56            1.49             N/A
Net investment income (loss)                          0.14             0.00(w)         0.03            0.13           (0.04)(a)
Portfolio turnover                                     283              138              81             116             121
Net assets at end of period (000 Omitted)           $5,933           $5,446          $5,888          $3,030             $17
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                               YEARS ENDED 8/31
                                                                        -------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                     $17.11            $17.01            $16.25
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                $(0.09)           $(0.10)           $(0.04)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     2.82              1.00              0.80(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $2.73             $0.90             $0.76
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                  $(1.39)           $(0.80)              $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $18.45            $17.11            $17.01
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   16.42              5.43              4.68(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     2.05              2.20              2.23(a)
Expenses after expense reductions (f)                                      2.02              2.11              2.23(a)
Net investment loss                                                       (0.51)            (0.61)            (0.63)(a)
Portfolio turnover                                                          283               138                81
Net assets at end of period (000 Omitted)                                $2,543              $441               $55
-------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

CLASS R2                                                                              YEARS ENDED 8/31
                                                                      ---------------------------------------------
                                                                          2007              2006            2005(i)
Net asset value, beginning of period                                    $17.20            $17.03             $16.25
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                               $(0.02)           $(0.05)            $(0.02)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                    2.83              1.02               0.80(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         $2.81             $0.97              $0.78
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                 $(1.39)           $(0.80)               $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $18.62            $17.20             $17.03
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                  16.81              5.85               4.80(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                    1.78              1.90               1.93(a)
Expenses after expense reductions (f)                                     1.70              1.75               1.93(a)
Net investment loss                                                      (0.11)            (0.29)             (0.33)(a)
Portfolio turnover                                                         283               138                 81
Net assets at end of period (000 Omitted)                               $1,528              $780                $52
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                           -------------------------------------------------------------
                                                              2007              2006              2005           2004(i)
Net asset value, beginning of period                        $17.97            $17.74            $15.29            $14.57
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                          $(0.01)           $(0.03)           $(0.04)            $0.03
  Net realized and unrealized gain (loss) on
  investments and foreign currency                            2.96              1.06              2.49              0.69(g)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             $2.95             $1.03             $2.45             $0.72
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                     $(1.39)           $(0.80)              $--               $--
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $19.53            $17.97            $17.74            $15.29
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                      16.88              5.96             16.02              4.94(b)(n)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                        1.61              1.77              1.81              1.80(a)
Expenses after expense reductions (f)                         1.58              1.67              1.81              1.80(a)
Net investment income (loss)                                 (0.05)            (0.15)            (0.22)             0.27(a)
Portfolio turnover                                             283               138                81               116
Net assets at end of period (000 Omitted)                   $9,492            $1,193              $948              $616
------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

CLASS R4                                                                               YEARS ENDED 8/31
                                                                        -------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                     $18.15            $17.88            $17.02
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                               $0.05             $0.05             $0.01
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     2.99              1.02              0.85(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $3.04             $1.07             $0.86
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                  $(1.39)           $(0.80)              $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $19.80            $18.15            $17.88
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   17.22              6.14              5.05(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     1.36              1.37              1.43(a)
Expenses after expense reductions (f)                                      1.36              1.37              1.43(a)
Net investment income                                                      0.24              0.27              0.17(a)
Portfolio turnover                                                          283               138                81
Net assets at end of period (000 Omitted)                               $31,963           $22,646               $53
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                               YEARS ENDED 8/31
                                                                        -------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                     $18.24            $17.90            $17.02
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                               $0.11             $0.07             $0.03
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     3.00              1.07              0.85(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $3.11             $1.14             $0.88
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                  $(1.39)           $(0.80)              $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $19.96            $18.24            $17.90
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   17.54              6.54              5.17(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     1.06              1.12              1.13(a)
Expenses after expense reductions (f)                                      1.06              1.12              1.13(a)
Net investment income                                                      0.55              0.40              0.47(a)
Portfolio turnover                                                          283               138                81
Net assets at end of period (000 Omitted)                                   $66               $56               $53
-------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), and April
    1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Core Equity Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2007, the value of securities loaned was $270,639,614. These loans were collateralized by cash of $271,318,543 and U.S. Treasury obligations of $5,954,888.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and capital loss carryforward and wash sale deferrals assumed as a result of the acquisition of MFS Capital Opportunities Fund.

The tax character of distributions declared to shareholders is as follows:

                                              8/31/07        8/31/06

      Ordinary income (including any
      short-term capital gains)            $5,799,254            $--
      Long-term capital gain               12,832,439     11,087,499
      --------------------------------------------------------------
      Total distributions                 $18,631,693    $11,087,499

The federal tax cost and the tax basis components of distributable earnings were as follows:

      AS OF 8/31/07

      Cost of investments                             $1,540,628,073
      --------------------------------------------------------------
      Gross appreciation                                 $67,972,646
      Gross depreciation                                 (57,389,128)
      --------------------------------------------------------------
      Net unrealized appreciation (depreciation)         $10,583,518
      Undistributed ordinary income                       17,431,786
      Undistributed long-term capital gain                74,982,219
      Capital loss carryforwards                      (2,269,307,497)
      Other temporary differences                           (229,987)

As of August 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              8/31/08                        $(598,681,443)
              8/31/09                       (1,596,472,098)
              8/31/10                          (74,153,956)
              ---------------------------------------------
                                           $(2,269,307,497)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Capital Opportunities Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average daily net assets         0.65%
        Average daily net assets in excess of $500 million     0.55%

The management fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.62% of the fund's average daily net assets.

Effective June 23, 2007, the investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund's average daily net assets with respect to each class:

    CLASS A       CLASS B     CLASS C     CLASS I     CLASS R     CLASS R1     CLASS R2     CLASS R3     CLASS R4     CLASS R5
     1.21%         1.86%       1.86%       0.86%       1.36%        1.96%        1.61%        1.51%        1.26%        0.96%

This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund's Board of Trustees. For the year ended August 31, 2007, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $34,199 for the year ended August 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE           PLAN (d)          RATE (e)                 FEE
Class A                             0.10%              0.25%              0.35%             0.35%            $958,165
Class B                             0.75%              0.25%              1.00%             1.00%           1,053,207
Class C                             0.75%              0.25%              1.00%             1.00%             356,898
Class R                             0.25%              0.25%              0.50%             0.50%              28,416
Class R1                            0.50%              0.25%              0.75%             0.75%               5,734
Class R2                            0.25%              0.25%              0.50%             0.50%               4,684
Class R3                            0.25%              0.25%              0.50%             0.50%              14,048
Class R4                               --              0.25%              0.25%             0.25%              70,814
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $2,491,966

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2007 based on each class' average daily net assets. Assets attributable to Class A shares sold prior to
    October 1, 1989 with respect to shares that were acquired as part of the reorganization of MFS Capital
    Opportunities Fund into MFS Core Equity Fund are subject to a service fee of 0.15% annually.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                    AMOUNT

              Class A                               $2,598
              Class B                               74,707
              Class C                                1,641

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $250,096, which equated to 0.0539% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $482,404. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0188% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                BEGINNING OF                    ANNUAL
                              PERIOD THROUGH    EFFECTIVE    EFFECTIVE    TOTAL
                                     3/31/07      4/01/07     RATE (g)   AMOUNT

Class R1                               0.45%        0.35%        0.35%   $2,941
Class R2                               0.40%        0.25%        0.25%    3,099
Class R3                               0.25%        0.15%        0.15%    5,227
Class R4                               0.15%        0.15%        0.15%   42,490
Class R5                               0.10%        0.10%        0.10%       63
-------------------------------------------------------------------------------
Total Retirement Plan Administration and
Services Fees                                                           $53,820

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $2,028 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,808. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $2,610. Both amounts are included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $264,306 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $2,526. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,138, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,236,594,874 and $1,191,631,666, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                     8/31/07                           8/31/06
                                            SHARES           AMOUNT            SHARES           AMOUNT
Shares sold
  Class A                                   7,381,576       $149,818,565       2,443,666       $43,867,932
  Class B                                   1,701,468         32,486,236         811,627        13,942,781
  Class C                                     292,928          5,442,264         262,041         4,460,022
  Class I                                     961,921         20,405,548         125,891         2,329,642
  Class R                                     266,922          5,440,639         111,566         1,994,369
  Class R1                                    149,688          2,801,842          26,009           443,322
  Class R2                                     46,945            860,796          44,042           755,492
  Class R3                                    524,954         10,284,549          35,849           633,797
  Class R4                                    830,328         16,026,749       1,555,647        28,508,981
  Class R5                                         --                 --               3                81
----------------------------------------------------------------------------------------------------------
                                           12,156,730       $243,567,188       5,416,341       $96,936,419

Shares issued in connection with
acquisition of MFS Capital
Opportunities Fund

  Class A                                  29,207,075       $592,904,669
  Class B                                  15,751,262        298,888,929
  Class C                                   5,090,987         96,202,011
  Class I                                     186,848          3,926,430
  Class R                                       1,495             30,134
  Class R1                                         --                 --
  Class R2                                      1,572             29,984
  Class R3                                         --                 --
  Class R4                                         --                 --
  Class R5                                         --                 --

-------------------------------------------------------------------------
                                           50,239,239       $991,982,157

                                                   YEAR ENDED                         YEAR ENDED
                                                     8/31/07                           8/31/06
                                            SHARES           AMOUNT            SHARES           AMOUNT
Shares issued to shareholders in
reinvestment of distributions
  Class A                                     552,563        $10,288,726         355,194        $6,254,963
  Class B                                     183,403          3,202,212         171,172         2,860,279
  Class C                                      61,738          1,073,622          42,451           706,380
  Class I                                      16,270            312,870           6,859           124,080
  Class R                                      21,583            399,070          16,688           292,512
  Class R1                                      1,980             34,465             395             6,519
  Class R2                                      3,664             64,230             148             2,469
  Class R3                                      5,148             94,569           3,146            54,897
  Class R4                                    100,759          1,873,116             134             2,358
  Class R5                                        228              4,256             134             2,358
----------------------------------------------------------------------------------------------------------
                                              947,336        $17,347,136         596,321       $10,306,815

Shares reacquired
  Class A                                  (6,562,526)     $(129,813,745)     (2,675,775)     $(47,849,495)
  Class B                                  (2,922,613)       (54,284,021)     (2,289,768)      (38,886,362)
  Class C                                    (563,543)       (10,346,548)       (387,175)       (6,483,150)
  Class I                                     (78,815)        (1,615,830)        (51,250)         (948,111)
  Class R                                    (290,050)        (5,664,197)       (157,462)       (2,824,272)
  Class R1                                    (39,628)          (717,849)         (3,855)          (64,830)
  Class R2                                    (15,425)          (280,707)         (1,935)          (31,647)
  Class R3                                   (110,566)        (2,111,539)        (26,032)         (463,349)
  Class R4                                   (564,466)       (10,824,820)       (311,276)       (5,589,225)
  Class R5                                         --                 --              (4)              (76)
-----------------------------------------------------------------------------------------------------------
                                          (11,147,632)     $(215,659,256)     (5,904,532)    $(103,140,517)

Net change
  Class A                                  30,578,688       $623,198,215         123,085        $2,273,400
  Class B                                  14,713,520        280,293,356      (1,306,969)      (22,083,302)
  Class C                                   4,882,110         92,371,349         (82,683)       (1,316,748)
  Class I                                   1,086,224         23,029,018          81,500         1,505,611
  Class R                                         (50)           205,646         (29,208)         (537,391)
  Class R1                                    112,040          2,118,458          22,549           385,011
  Class R2                                     36,756            674,303          42,255           726,314
  Class R3                                    419,536          8,267,579          12,963           225,345
  Class R4                                    366,621          7,075,045       1,244,505        22,922,114
  Class R5                                        228              4,256             133             2,363
----------------------------------------------------------------------------------------------------------
                                           52,195,673     $1,037,237,225         108,130        $4,102,717

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $1,321 and $15,802, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) ACQUISITIONS

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Capital Opportunities Fund. The acquisition was accomplished by a tax-free exchange of 50,239,239 shares of the fund (valued at $991,982,157) for all of the assets and liabilities of MFS Capital Opportunities Fund. MFS Capital Opportunities Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. MFS Capital Opportunities Fund's net assets on that date were $991,982,157, including $104,456,476 of unrealized appreciation, $795,742 of accumulated net investment loss, and $2,292,322,787 of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $1,379,102,978.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ----------------   --------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                            CUSTODIAN
Massachusetts Financial Services Company                      State Street Bank and Trust Company
500 Boylston Street, Boston, MA                               225 Franklin Street, Boston, MA 02110
02116-3741
                                                              INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                   ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                   Ernst & Young LLP
500 Boylston Street, Boston, MA                               200 Clarendon Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
Katrina Mead

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for each of the one and five-year periods ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate was lower than the Lipper expense group median, and the Fund's total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund's advisory fee rate on average daily net assets over $500 million. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the: Public Reference Room Securities and Exchange Commission 100 F Street, NE, Room 1580 Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $12,832,439 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                               ANNUAL REPORT

MFS(R) CORE GROWTH FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              6
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EXPENSE TABLE                                                    9
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PORTFOLIO OF INVESTMENTS                                        11
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             17
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         20
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             22
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            23
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   32
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         44
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           45
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   51
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           55
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  55
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         55
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           56
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        GCF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              97.2%
              Cash & Other Net Assets                     2.8%

              TOP TEN HOLDINGS

              Google, Inc., "A"                           2.8%
              ------------------------------------------------
              Intel Corp.                                 2.7%
              ------------------------------------------------
              Cisco Systems, Inc.                         2.7%
              ------------------------------------------------
              Oracle Corp.                                2.6%
              ------------------------------------------------
              Medtronic, Inc.                             2.3%
              ------------------------------------------------
              CVS Caremark Corp.                          2.1%
              ------------------------------------------------
              EMC Corp.                                   2.0%
              ------------------------------------------------
              Genzyme Corp.                               1.8%
              ------------------------------------------------
              Procter & Gamble Co.                        1.8%
              ------------------------------------------------
              Nestle S.A.                                 1.8%
              ------------------------------------------------

              EQUITY SECTORS

              Technology                                 25.4%
              ------------------------------------------------
              Health Care                                18.7%
              ------------------------------------------------
              Consumer Staples                            8.2%
              ------------------------------------------------
              Retailing                                   8.0%
              ------------------------------------------------
              Financial Services                          7.6%
              ------------------------------------------------
              Industrial Goods & Services                 7.0%
              ------------------------------------------------
              Energy                                      5.0%
              ------------------------------------------------
              Special Products & Services                 4.8%
              ------------------------------------------------
              Leisure                                     4.6%
              ------------------------------------------------
              Utilities & Communications                  3.2%
              ------------------------------------------------
              Basic Materials                             3.1%
              ------------------------------------------------
              Transportation                              1.6%
              ------------------------------------------------

Percentages are based on net assets as of 08/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2007, Class A shares of the MFS Core Growth Fund provided a total return of 17.07%, at net asset value. This compares with a return of 17.70% for the fund's benchmark, the Russell 1000 Growth Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the stronger growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. Late in the reporting period, continued robust global growth and fears of rising inflationary pressures led global central banks to tighten monetary conditions beyond market expectations, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July and August, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields plummeted and credit spreads widened considerably. Increased market volatility has been exacerbated by U.S. home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor. Despite increased volatility across all asset classes, and the widening in credit spreads, global equity markets have experienced only a mild correction to date.

DETRACTORS FROM PERFORMANCE

For the MFS Core Growth Fund, a combination of security selection and overweighting in the financial services sector was the primary detractor to performance relative to its benchmark. Holdings in investment management and banking firm UBS (Switzerland)(aa) hindered performance as problems relating to mortgage-backed securities hurt the stock price. Investment servicing firm State Street Corp. also held back results. Concerns about off-balance sheet commitments to asset-backed commercial paper conduits and the bank's on-balance sheet portfolio, which holds significant positions in asset-backed and mortgage-related securities, weighed on the stock's share price.

In the leisure sector, the fund's positioning in cable services provider Comcast hurt relative performance.

Overweighting poor-performing billing software company Amdocs Ltd. dampened results in the special products and services sector.

Other individual positions that hurt results included medical devices maker Advanced Medical Optics, Swiss pharmaceutical and diagnostic company Roche Holding(aa), and global biotech company Genzyme. Underweighting computer company IBM adversely impacted relative performance as shares outperformed the benchmark over the reporting period. The fund's holdings in flash memory storage products maker SanDisk also hurt.

The fund's cash position was a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the technology, utilities and communications, industrial goods and services, and retailing sectors were the top contributors to relative performance over the reporting period. In the technology sector, our position in Canadian wireless solutions provider Research In Motion(aa) led the way. With mobile broadband prices coming down, Research In Motion benefited from increased demand for smartphones within this fast growing consumer market. Our avoidance of wireless and broadband communications firm Motorola also benefited results as this benchmark constituent underperformed the index over the period on lower-than-expected handset sales.

Mexican wireless communications company America Movil(aa) has continued to be a strong performer in the utilities and communications sector. Led by strong customer growth, American Movil has increased revenue through local market cellular penetration in several Latin American countries.

In the industrial goods and services sector, the fund derived solid gains from overweighted positions in metal component manufacturer Precision Castparts and agricultural equipment manufacturer Deere & Company(g). Deere turned in good quarterly results and raised guidance for the fiscal year 2007.

Although strong stock selection in the retailing sector also bolstered the fund's return, no holdings within this sector were among the top contributors.

Elsewhere in the fund, overweighting biopharmaceutical company Celgene, diagnostic and medical device company Cytyc(g), and pharmaceutical services company Caremark RX(g) aided relative results. The fund also benefited from investments in agriculture and food business Bunge Limited(aa)(g) and oil field services company Schlumberger.

During the reporting period, our currency exposure was a contributor to the fund's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Stephen Pesek
Portfolio Manager

(aa) Security is not a benchmark constituent.
 (g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                           MFS Core
                         Growth Fund --      Russell 1000
                             Class A         Growth Index

          8/97               $ 9,425            $10,000
          8/98                10,250             10,826
          8/99                15,819             16,058
          8/00                23,946             21,431
          8/01                15,190             11,718
          8/02                11,889              9,120
          8/03                12,960             10,403
          8/04                13,229             10,961
          8/05                15,127             12,291
          8/06                15,919             12,743
          8/07                18,636             14,999

TOTAL RETURNS THROUGH 8/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
-------------------------------------------------------------------------------
        A                 1/02/96             17.07%       9.40%       7.05%
   -------------------------------------------------------------------------
        B                12/31/99             16.31%       8.69%       6.54%
   -------------------------------------------------------------------------
        C                12/31/99             16.31%       8.69%       6.54%
   -------------------------------------------------------------------------
        I                 1/02/97             17.53%       9.79%       7.36%
   -------------------------------------------------------------------------
        W                 5/01/06             17.39%       9.49%       7.10%
   -------------------------------------------------------------------------
        R                12/31/02             16.92%       9.28%       6.99%
   -------------------------------------------------------------------------
       R1                 4/01/05             16.22%       9.00%       6.86%
   -------------------------------------------------------------------------
       R2                 4/01/05             16.56%       9.17%       6.94%
   -------------------------------------------------------------------------
       R3                10/31/03             16.73%       9.12%       6.91%
   -------------------------------------------------------------------------
       R4                 4/01/05             17.02%       9.38%       7.04%
   -------------------------------------------------------------------------
       R5                 4/01/05             17.35%       9.53%       7.12%
-------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-------------------------------------------------------------------------------
   Russell 1000 Growth Index (f)              17.70%      10.46%       4.14%
-------------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

   Share class
-------------------------------------------------------------------------------
        A                                     10.34%       8.12%       6.42%
   With Initial Sales Charge (5.75%)
   -------------------------------------------------------------------------
        B                                     12.31%       8.40%       6.54%
   With CDSC (Declining over six years
   from 4% to 0%) (x)
   -------------------------------------------------------------------------
        C                                     15.31%       8.69%       6.54%
   With CDSC (1% for 12 months) (x)
-------------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.
CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 1000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth value.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for Classes B, C, W, R, R1, R2, R3, R4 and R5 shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                      Expenses
                                        Beginning     Ending         Paid During
                          Annualized     Account      Account         Period (p)
  Share                     Expense       Value       Value            3/01/07-
  Class                      Ratio       3/01/07      8/31/07          8/31/07
--------------------------------------------------------------------------------
         Actual              1.22%      $1,000.00    $1,081.90         $6.40
   A     -----------------------------------------------------------------------
         Hypothetical(h)     1.22%      $1,000.00    $1,019.06         $6.21
--------------------------------------------------------------------------------
         Actual              1.87%      $1,000.00    $1,078.50         $9.80
   B     -----------------------------------------------------------------------
         Hypothetical(h)     1.87%      $1,000.00    $1,015.78         $9.50
--------------------------------------------------------------------------------
         Actual              1.87%      $1,000.00    $1,078.50         $9.80
   C     -----------------------------------------------------------------------
         Hypothetical(h)     1.87%      $1,000.00    $1,015.78         $9.50
--------------------------------------------------------------------------------
         Actual              0.88%      $1,000.00    $1,084.30         $4.62
   I     -----------------------------------------------------------------------
         Hypothetical(h)     0.88%      $1,000.00    $1,020.77         $4.48
--------------------------------------------------------------------------------
         Actual              0.97%      $1,000.00    $1,083.80         $5.09
   W     -----------------------------------------------------------------------
         Hypothetical(h)     0.97%      $1,000.00    $1,020.32         $4.94
--------------------------------------------------------------------------------
         Actual              1.37%      $1,000.00    $1,081.20         $7.19
   R     -----------------------------------------------------------------------
         Hypothetical(h)     1.37%      $1,000.00    $1,018.30         $6.97
--------------------------------------------------------------------------------
         Actual              1.98%      $1,000.00    $1,078.10        $10.37
   R1    -----------------------------------------------------------------------
         Hypothetical(h)     1.98%      $1,000.00    $1,015.22        $10.06
--------------------------------------------------------------------------------
         Actual              1.62%      $1,000.00    $1,079.80         $8.49
   R2    -----------------------------------------------------------------------
         Hypothetical(h)     1.62%      $1,000.00    $1,017.04         $8.24
--------------------------------------------------------------------------------
         Actual              1.52%      $1,000.00    $1,080.70         $7.97
   R3    -----------------------------------------------------------------------
         Hypothetical(h)     1.52%      $1,000.00    $1,017.54         $7.73
--------------------------------------------------------------------------------
         Actual              1.28%      $1,000.00    $1,082.00         $6.72
   R4    -----------------------------------------------------------------------
         Hypothetical(h)     1.28%      $1,000.00    $1,018.75         $6.51
--------------------------------------------------------------------------------
         Actual              0.97%      $1,000.00    $1,083.60         $5.09
   R5    -----------------------------------------------------------------------
         Hypothetical(h)     0.97%      $1,000.00    $1,020.32         $4.94
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.2%
----------------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                             SHARES/PAR          VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
Aerospace - 2.4%
----------------------------------------------------------------------------------------------------------------------------------
Boeing Co.                                                                                             166,020      $   16,054,134
Precision Castparts Corp.                                                                              100,730          13,126,126
United Technologies Corp.                                                                              393,130          29,339,292
                                                                                                                    --------------
                                                                                                                    $   58,519,552
----------------------------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
Diageo PLC                                                                                           1,233,900      $   26,349,594
----------------------------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.5%
----------------------------------------------------------------------------------------------------------------------------------
NIKE, Inc., "B"                                                                                        215,820      $   12,159,299
----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 4.3%
----------------------------------------------------------------------------------------------------------------------------------
Amgen, Inc. (a)                                                                                        223,460      $   11,197,581
Amylin Pharmaceuticals, Inc. (a)(l)                                                                    138,400           6,785,752
Celgene Corp. (a)(l)                                                                                   215,140          13,814,139
Genzyme Corp. (a)(l)                                                                                   715,410          44,648,738
Gilead Sciences, Inc. (a)                                                                              480,820          17,487,423
Millipore Corp. (a)(l)                                                                                 133,890           9,329,455
                                                                                                                    --------------
                                                                                                                    $  103,263,088
----------------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.2%
----------------------------------------------------------------------------------------------------------------------------------
CME Group, Inc.                                                                                         32,420      $   17,986,616
Franklin Resources, Inc. (l)                                                                            91,700          12,083,309
Merrill Lynch & Co., Inc. (l)                                                                          237,700          17,518,490
T. Rowe Price Group, Inc. (l)                                                                          116,000           5,953,120
                                                                                                                    --------------
                                                                                                                    $   53,541,535
----------------------------------------------------------------------------------------------------------------------------------
Business Services - 3.2%
----------------------------------------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (l)                                                                                399,100      $   16,446,911
Amdocs Ltd. (a)(l)                                                                                   1,172,140          41,376,542
Fidelity National Information Services, Inc.                                                           339,100          16,073,340
Western Union Co.                                                                                      241,590           4,549,140
                                                                                                                    --------------
                                                                                                                    $   78,445,933
----------------------------------------------------------------------------------------------------------------------------------
Cable TV - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
Comcast Corp., "A" (a)                                                                               1,005,740      $   26,239,757
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.6%
----------------------------------------------------------------------------------------------------------------------------------
3M Co. (l)                                                                                             221,940      $   20,194,321
Monsanto Co.                                                                                           268,540          18,727,980
                                                                                                                    --------------
                                                                                                                    $   38,922,301
----------------------------------------------------------------------------------------------------------------------------------
Computer Software - 6.9%
----------------------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (a)(l)                                                                             831,546      $   35,548,591
Microsoft Corp.                                                                                      1,310,820          37,659,859
NAVTEQ Corp. (a)(l)                                                                                     78,100           4,920,300
Oracle Corp. (a)                                                                                     3,055,990          61,975,477
VeriSign, Inc. (a)                                                                                     788,400          25,386,480
                                                                                                                    --------------
                                                                                                                    $  165,490,707
----------------------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 6.4%
----------------------------------------------------------------------------------------------------------------------------------
Apple Computer, Inc. (a)(l)                                                                            222,990      $   30,879,655
EMC Corp. (a)(l)                                                                                     2,442,270          48,015,028
Hewlett-Packard Co.                                                                                    499,200          24,635,520
International Business Machines Corp.                                                                  319,180          37,245,114
Network Appliance, Inc. (a)(l)                                                                         453,170          12,625,316
                                                                                                                    --------------
                                                                                                                    $  153,400,633
----------------------------------------------------------------------------------------------------------------------------------
Conglomerates - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
Textron, Inc. (l)                                                                                      146,400      $    8,540,976
----------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 4.2%
----------------------------------------------------------------------------------------------------------------------------------
Apollo Group, Inc., "A" (a)(l)                                                                         471,100      $   27,639,437
Avon Products, Inc. (l)                                                                                358,030          12,298,330
Colgate-Palmolive Co.                                                                                  264,600          17,548,272
Procter & Gamble Co.                                                                                   681,790          44,527,705
                                                                                                                    --------------
                                                                                                                    $  102,013,744
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 4.0%
----------------------------------------------------------------------------------------------------------------------------------
Danaher Corp. (l)                                                                                      539,580      $   41,903,783
General Electric Co.                                                                                 1,067,930          41,510,439
Rockwell Automation, Inc.                                                                              174,170          12,272,018
                                                                                                                    --------------
                                                                                                                    $   95,686,240
----------------------------------------------------------------------------------------------------------------------------------
Electronics - 4.2%
----------------------------------------------------------------------------------------------------------------------------------
ASML Holding N.V. (a)(l)                                                                               411,900      $   12,221,073
Intel Corp. (l)                                                                                      2,553,190          65,744,643
National Semiconductor Corp. (l)                                                                       465,620          12,255,118
Samsung Electronics Co. Ltd., GDR                                                                       18,184           5,773,420
SanDisk Corp. (a)(l)                                                                                   109,600           6,144,176
                                                                                                                    --------------
                                                                                                                    $  102,138,430
----------------------------------------------------------------------------------------------------------------------------------
Energy - Independent - 0.9%
----------------------------------------------------------------------------------------------------------------------------------
Ultra Petroleum Corp. (a)(l)                                                                           213,290      $   11,389,686
XTO Energy, Inc.                                                                                       208,650          11,342,214
                                                                                                                    --------------
                                                                                                                    $   22,731,900
----------------------------------------------------------------------------------------------------------------------------------
Energy - Integrated - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
Hess Corp. (l)                                                                                         379,360      $   23,281,323
Marathon Oil Corp.                                                                                     111,000           5,981,790
                                                                                                                    --------------
                                                                                                                    $   29,263,113
----------------------------------------------------------------------------------------------------------------------------------
Engineering - Construction - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
Fluor Corp. (l)                                                                                         50,100      $    6,370,215
----------------------------------------------------------------------------------------------------------------------------------
Food & Beverages - 4.1%
----------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                                                    315,900      $   17,652,492
Nestle S.A.                                                                                            101,110          43,980,883
PepsiCo, Inc.                                                                                          550,620          37,458,679
                                                                                                                    --------------
                                                                                                                    $   99,092,054
----------------------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 2.1%
----------------------------------------------------------------------------------------------------------------------------------
CVS Caremark Corp.                                                                                   1,358,936      $   51,394,960
----------------------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.9%
----------------------------------------------------------------------------------------------------------------------------------
International Game Technology (l)                                                                      360,380      $   13,755,705
Royal Caribbean Cruises Ltd. (l)                                                                       830,850          31,597,226
                                                                                                                    --------------
                                                                                                                    $   45,352,931
----------------------------------------------------------------------------------------------------------------------------------
General Merchandise - 1.8%
----------------------------------------------------------------------------------------------------------------------------------
Costco Wholesale Corp. (l)                                                                             266,740      $   16,471,195
Target Corp. (l)                                                                                       426,280          28,104,640
                                                                                                                    --------------
                                                                                                                    $   44,575,835
----------------------------------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
WellPoint, Inc. (a)                                                                                    221,880      $   17,881,309
----------------------------------------------------------------------------------------------------------------------------------
Insurance - 1.3%
----------------------------------------------------------------------------------------------------------------------------------
Aflac, Inc. (l)                                                                                        393,140      $   20,958,293
Prudential Financial, Inc. (l)                                                                         129,500          11,626,510
                                                                                                                    --------------
                                                                                                                    $   32,584,803
----------------------------------------------------------------------------------------------------------------------------------
Internet - 2.8%
----------------------------------------------------------------------------------------------------------------------------------
Google, Inc., "A" (a)                                                                                  130,985      $   67,490,021
----------------------------------------------------------------------------------------------------------------------------------
Leisure & Toys - 1.3%
----------------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc. (a)                                                                              448,600      $   23,748,884
Ubisoft Entertainment S.A. (a)                                                                         112,052           6,957,210
                                                                                                                    --------------
                                                                                                                    $   30,706,094
----------------------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
AGCO Corp. (a)                                                                                         142,600      $    6,160,320
----------------------------------------------------------------------------------------------------------------------------------
Major Banks - 2.1%
----------------------------------------------------------------------------------------------------------------------------------
Bank of New York Mellon Corp. (l)                                                                      400,315      $   16,184,735
State Street Corp. (l)                                                                                 563,150          34,554,884
                                                                                                                    --------------
                                                                                                                    $   50,739,619
----------------------------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc. (a)(l)                                                           158,000      $    3,572,380
Henry Schein, Inc. (a)                                                                                  92,000           5,353,480
                                                                                                                    --------------
                                                                                                                    $    8,925,860
----------------------------------------------------------------------------------------------------------------------------------
Medical Equipment - 5.9%
----------------------------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (a)(l)                                                                   300,000      $    8,622,000
Becton, Dickinson & Co.                                                                                152,800          11,756,432
DENTSPLY International, Inc.                                                                           382,320          15,055,762
Medtronic, Inc. (l)                                                                                  1,066,640          56,361,258
St. Jude Medical, Inc. (a)(l)                                                                          301,790          13,148,990
Thermo Fisher Scientific, Inc. (a)(l)                                                                  705,350          38,251,131
                                                                                                                    --------------
                                                                                                                    $  143,195,573
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
Cameco Corp.                                                                                           250,500      $   10,115,190
----------------------------------------------------------------------------------------------------------------------------------
Network & Telecom - 5.1%
----------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                                                              2,054,780      $   65,588,578
Juniper Networks, Inc. (a)(l)                                                                          366,180          12,054,646
Nokia Corp., ADR (l)                                                                                   328,410          10,798,121
Nokia Oyj                                                                                              154,070           5,073,775
QUALCOMM, Inc. (l)                                                                                     210,820           8,409,610
Research In Motion Ltd. (a)                                                                            236,460          20,196,049
                                                                                                                    --------------
                                                                                                                    $  122,120,779
----------------------------------------------------------------------------------------------------------------------------------
Oil Services - 2.9%
----------------------------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                                                        521,070      $   18,023,811
Noble Corp.                                                                                            201,800           9,900,308
Schlumberger Ltd. (l)                                                                                  316,930          30,583,745
Weatherford International Ltd. (a)(l)                                                                  209,500          12,230,610
                                                                                                                    --------------
                                                                                                                    $   70,738,474
----------------------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 2.0%
----------------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                                   499,810      $   29,298,862
Commerce Bancorp, Inc. (l)                                                                             222,600           8,176,098
UBS AG                                                                                                 216,150          11,291,676
                                                                                                                    --------------
                                                                                                                    $   48,766,636
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 7.4%
----------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                                    595,740      $   30,924,863
Allergan, Inc.                                                                                         441,540          26,496,815
Bayer AG                                                                                               172,200          13,589,334
Elan Corp. PLC, ADR (a)                                                                                648,120          12,560,566
Merck & Co., Inc. (l)                                                                                  649,360          32,578,391
Roche Holding AG                                                                                       236,760          41,155,202
Teva Pharmaceutical Industries Ltd., ADR                                                               301,530          12,965,790
Wyeth (l)                                                                                              168,960           7,822,848
                                                                                                                    --------------
                                                                                                                    $  178,093,809
----------------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (l)                                                                             159,750      $    8,060,985
----------------------------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.6%
----------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. (l)                                                                 187,200      $   15,191,280
----------------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
Praxair, Inc. (l)                                                                                      352,530      $   26,672,420
----------------------------------------------------------------------------------------------------------------------------------
Specialty Stores - 3.6%
----------------------------------------------------------------------------------------------------------------------------------
GameStop Corp., "A" (a)                                                                                250,450      $   12,557,563
Lowe's Cos., Inc. (l)                                                                                1,018,530          31,635,542
Nordstrom, Inc. (l)                                                                                    625,780          30,100,018
Staples, Inc. (l)                                                                                      505,460          12,004,675
                                                                                                                    --------------
                                                                                                                    $   86,297,798
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.6%
----------------------------------------------------------------------------------------------------------------------------------
America Movil S.A.B. de C.V., "L", ADR                                                                 632,260      $   38,226,440
----------------------------------------------------------------------------------------------------------------------------------
Telephone Services - 0.5%
----------------------------------------------------------------------------------------------------------------------------------
American Tower Corp., "A" (a)(l)                                                                       297,970      $   11,805,571
----------------------------------------------------------------------------------------------------------------------------------
Trucking - 1.0%
----------------------------------------------------------------------------------------------------------------------------------
FedEx Corp. (l)                                                                                        219,660      $   24,092,309
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
AES Corp. (a)                                                                                          855,690      $   15,496,546
NRG Energy, Inc. (a)                                                                                   308,800          11,762,192
                                                                                                                    --------------
                                                                                                                    $   27,258,738
----------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $2,310,632,435)                                                               $2,348,616,825
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.3%
----------------------------------------------------------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.25%, due 9/04/07, at Amortized Cost and Value (y)                      $ 79,425,000      $   79,390,252
----------------------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 14.0%
----------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value                          338,007,461      $  338,007,461
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $2,728,030,148)                                                                 $2,766,014,538
----------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (14.5)%                                                                              (350,745,206)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                                 $2,415,269,332
----------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR    American Depository Receipt
GDR    Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value, including $331,359,193 of securities
on loan (identified cost, $2,728,030,148)                            $2,766,014,538
Cash                                                                          5,572
Receivable for investments sold                                           4,916,461
Receivable for fund shares sold                                             514,809
Interest and dividends receivable                                         1,521,029
Other assets                                                                  9,825
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $2,772,982,234
-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                       $12,716,881
Payable for fund shares reacquired                                        5,077,063
Collateral for securities loaned, at value (c)                          338,007,461
Payable to affiliates
  Management fee                                                             85,204
  Shareholder servicing costs                                               826,669
  Distribution and service fees                                              40,585
  Administrative services fee                                                 2,006
  Retirement plan administration and services fees                              337
Payable for independent trustees' compensation                              101,583
Accrued expenses and other liabilities                                      855,113
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $357,712,902
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $2,415,269,332
-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                      $3,458,732,158
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies              37,984,497
Accumulated net realized gain (loss) on investments                  (1,081,343,940)
Accumulated net investment loss                                            (103,383)
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $2,415,269,332
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 118,260,318
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                           $935,864,984
  Shares outstanding                                                     45,980,264
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $20.35
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                               $21.59
-----------------------------------------------------------------------------------------------------
Class B shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                           $303,614,185
  Shares outstanding                                                     15,667,095
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $19.38
-----------------------------------------------------------------------------------------------------
Class C shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                           $108,949,978
  Shares outstanding                                                      5,622,088
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $19.38
-----------------------------------------------------------------------------------------------------
Class I shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                         $1,010,074,592
  Shares outstanding                                                     48,199,905
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $20.96
-----------------------------------------------------------------------------------------------------
Class W shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                               $373,110
  Shares outstanding                                                         18,266
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $20.43
-----------------------------------------------------------------------------------------------------
Class R shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $4,357,630
  Shares outstanding                                                        215,420
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $20.23
-----------------------------------------------------------------------------------------------------
Class R1 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $1,517,254
  Shares outstanding                                                         78,482
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $19.33
-----------------------------------------------------------------------------------------------------
Class R2 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $2,046,584
  Shares outstanding                                                        105,061
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $19.48
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R3 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $5,727,848
  Shares outstanding                                                        285,212
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $20.08
-----------------------------------------------------------------------------------------------------
Class R4 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $1,640,857
  Shares outstanding                                                         80,715
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $20.33
-----------------------------------------------------------------------------------------------------
Class R5 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $41,102,310
  Shares outstanding                                                      2,007,810
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $20.47
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(c) Non-cash collateral not included.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
----------------------------------------------------------------------------------------------------
Income
  Dividends                                                          $10,307,416
  Interest                                                             2,160,538
  Other                                                                   16,241
  Foreign taxes withheld                                                (228,510)
----------------------------------------------------------------------------------------------------
Total investment income                                                                  $12,255,685
----------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                      $8,099,227
  Distribution and service fees                                        4,693,691
  Shareholder servicing costs                                          1,819,159
  Administrative services fee                                            197,266
  Retirement plan administration and services fees                        49,012
  Independent trustees' compensation                                      30,610
  Custodian fee                                                          301,017
  Shareholder communications                                              62,897
  Auditing fees                                                           48,612
  Legal fees                                                              47,337
  Miscellaneous                                                          226,526
----------------------------------------------------------------------------------------------------
Total expenses                                                                           $15,575,354
----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (13,204)
  Reduction of expenses by investment adviser                           (848,724)
----------------------------------------------------------------------------------------------------
Net expenses                                                                             $14,713,426
----------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(2,457,741)
----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $264,334,027
  Foreign currency transactions                                           21,389
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                   $264,355,416
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $(139,198,902)
  Translation of assets and liabilities in foreign currencies            (20,778)
----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                   $(139,219,680)
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                        $125,135,736
----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                    $122,677,995
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                     YEARS ENDED 8/31
                                                            ----------------------------------
                                                                      2007                2006
CHANGE IN NET ASSETS
FROM OPERATIONS
----------------------------------------------------------------------------------------------
Net investment loss                                            $(2,457,741)        $(4,365,228)
Net realized gain (loss) on investments and foreign
currency transactions                                          264,355,416          93,384,086
Net unrealized gain (loss) on investments and foreign
currency translation                                          (139,219,680)        (42,339,584)
----------------------------------------------------------------------------------------------
Change in net assets from operations                          $122,677,995         $46,679,274
----------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------
From net realized gain on investments and
foreign currency transactions
  Class A                                                      $(9,377,980)                $--
  Class B                                                       (3,077,555)                 --
  Class C                                                       (1,080,474)                 --
  Class I                                                         (633,987)                 --
  Class W                                                           (1,875)                 --
  Class R                                                         (106,755)                 --
  Class R1                                                         (10,327)                 --
  Class R2                                                         (20,208)                 --
  Class R3                                                         (40,449)                 --
  Class R4                                                          (5,764)                 --
  Class R5                                                        (670,116)                 --
----------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $(15,025,490)                $--
----------------------------------------------------------------------------------------------
Change in net assets from fund share transactions           $1,535,385,457       $(201,470,391)
----------------------------------------------------------------------------------------------
Total change in net assets                                  $1,643,037,962       $(154,791,117)
----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
At beginning of period                                         772,231,370         927,022,487
At end of period (including accumulated net investment
loss of $103,383 and $45,564, respectively)                 $2,415,269,332        $772,231,370
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                               YEARS ENDED 8/31
                                               --------------------------------------------------------------
                                                   2007         2006         2005         2004           2003
Net asset value, beginning of period             $17.70       $16.82       $14.71       $14.41         $13.22
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                        $(0.02)      $(0.05)      $(0.01)      $(0.07)        $(0.07)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.01         0.93         2.12         0.37           1.26
-------------------------------------------------------------------------------------------------------------
Total from investment operations                  $2.99        $0.88        $2.11        $0.30          $1.19
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                  $(0.34)         $--          $--          $--            $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $20.35       $17.70       $16.82       $14.71         $14.41
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        17.07         5.23        14.34         2.08(b)        9.00
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.33         1.44         1.38         1.41           1.42
Expenses after expense reductions (f)              1.25         1.34         1.28         1.36            N/A
Net investment loss                               (0.11)       (0.31)       (0.08)       (0.47)         (0.52)
Portfolio turnover                                  329          245          184          261            312
Net assets at end of period (000 Omitted)      $935,865     $504,761     $632,209     $404,511       $496,271
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                               YEARS ENDED 8/31
                                               --------------------------------------------------------------
                                                   2007         2006         2005         2004           2003
Net asset value, beginning of period             $16.98       $16.24       $14.30       $14.09         $13.01
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                        $(0.14)      $(0.16)      $(0.11)      $(0.16)        $(0.15)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              2.88         0.90         2.05         0.37           1.23
-------------------------------------------------------------------------------------------------------------
Total from investment operations                  $2.74        $0.74        $1.94        $0.21          $1.08
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                  $(0.34)         $--          $--          $--            $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $19.38       $16.98       $16.24       $14.30         $14.09
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        16.31         4.56        13.57         1.49(b)        8.22
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.98         2.09         2.03         2.05           2.07
Expenses after expense reductions (f)              1.90         1.99         1.93         2.00            N/A
Net investment loss                               (0.77)       (0.96)       (0.73)       (1.11)         (1.18)
Portfolio turnover                                  329          245          184          261            312
Net assets at end of period (000 Omitted)      $303,614     $162,868     $201,513     $138,226       $155,602
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                               YEARS ENDED 8/31
                                               --------------------------------------------------------------
                                                   2007         2006         2005         2004           2003
Net asset value, beginning of period             $16.98       $16.23       $14.30       $14.10         $13.02
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                        $(0.14)      $(0.16)      $(0.11)      $(0.16)        $(0.15)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              2.88         0.91         2.04         0.36           1.23
-------------------------------------------------------------------------------------------------------------
Total from investment operations                  $2.74        $0.75        $1.93        $0.20          $1.08
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                  $(0.34)         $--          $--          $--            $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $19.38       $16.98       $16.23       $14.30         $14.10
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        16.31         4.62        13.50         1.42(b)        8.29
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.98         2.09         2.03         2.05           2.07
Expenses after expense reductions (f)              1.90         1.99         1.93         2.00            N/A
Net investment loss                               (0.76)       (0.96)       (0.69)       (1.12)         (1.18)
Portfolio turnover                                  329          245          184          261            312
Net assets at end of period (000 Omitted)      $108,950      $58,523      $82,182      $91,225       $110,786
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                             YEARS ENDED 8/31
                                               ----------------------------------------------------------
                                                     2007        2006         2005      2004         2003
Net asset value, beginning of period               $18.15      $17.18       $14.98    $14.63       $13.37
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.01       $0.00(w)     $0.05    $(0.02)      $(0.02)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                3.14        0.97         2.15      0.37         1.28
---------------------------------------------------------------------------------------------------------
Total from investment operations                    $3.15       $0.97        $2.20     $0.35        $1.26
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                    $(0.34)        $--          $--       $--          $--
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.96      $18.15       $17.18    $14.98       $14.63
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                             17.53        5.65        14.69      2.39(b)      9.42
---------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               0.93        1.06         1.02      1.06         1.07
Expenses after expense reductions (f)                0.89        0.96         0.92      1.01          N/A
Net investment income (loss)                         0.06        0.03         0.32     (0.11)       (0.16)
Portfolio turnover                                    329         245          184       261          312
Net assets at end of period (000 Omitted)      $1,010,075     $34,998       $3,816    $4,136       $4,317
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS W                                                                          YEARS ENDED 8/31
                                                                            -------------------------
                                                                              2007            2006(i)

Net asset value, beginning of period                                        $17.72             $18.35
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                           $0.05             $(0.00)(w)
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                            3.00              (0.63)(g)
-----------------------------------------------------------------------------------------------------
Total from investment operations                                             $3.05             $(0.63)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                              $(0.34)               $--
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $20.43             $17.72
-----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                      17.39              (3.43)(n)
-----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                        1.07               1.18(a)
Expenses after expense reductions (f)                                         0.99               1.08(a)
Net investment income (loss)                                                  0.27              (0.03)(a)
Portfolio turnover                                                             329                245
Net assets at end of period (000 Omitted)                                     $373                $97
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                          YEARS ENDED 8/31
                                               ----------------------------------------------------
                                                 2007       2006       2005       2004      2003(i)
Net asset value, beginning of period           $17.62     $16.77     $14.69     $14.41       $12.35
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment loss (d)                      $(0.05)    $(0.08)    $(0.04)    $(0.09)      $(0.08)
  Net realized and unrealized gain (loss) on
  investments and foreign currency               3.00       0.93       2.12       0.37         2.14(g)
---------------------------------------------------------------------------------------------------
Total from investment operations                $2.95      $0.85      $2.08      $0.28        $2.06
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                $(0.34)       $--        $--        $--          $--
---------------------------------------------------------------------------------------------------
Net asset value, end of period                 $20.23     $17.62     $16.77     $14.69       $14.41
---------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                         16.92       5.07      14.16       1.94(b)     16.68(n)
---------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)           1.49       1.59       1.54       1.56         1.65(a)
Expenses after expense reductions (f)            1.40       1.49       1.44       1.51          N/A
Net investment loss                             (0.25)     (0.46)     (0.25)     (0.60)       (0.82)(a)
Portfolio turnover                                329        245        184        261          312
Net assets at end of period (000 Omitted)      $4,358     $5,735     $5,904     $3,266       $1,869
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                         YEARS ENDED 8/31
                                                                     ----------------------------------------
                                                                       2007             2006          2005(i)

Net asset value, beginning of period                                 $16.95           $16.23           $15.35
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                            $(0.15)          $(0.17)          $(0.08)
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                     2.87             0.89             0.96(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                      $2.72            $0.72            $0.88
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                       $(0.34)             $--              $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $19.33           $16.95           $16.23
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                               16.22             4.44             5.73(n)
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                 2.12             2.28             2.35(a)
Expenses after expense reductions (f)                                  2.00             2.09             2.25(a)
Net investment loss                                                   (0.89)           (1.07)           (1.21)(a)
Portfolio turnover                                                      329              245              184
Net assets at end of period (000 Omitted)                            $1,517             $506              $80
-------------------------------------------------------------------------------------------------------------

CLASS R2                                                                        YEARS ENDED 8/31
                                                                     ----------------------------------------
                                                                       2007             2006          2005(i)
Net asset value, beginning of period                                 $17.03           $16.25           $15.35
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                            $(0.10)          $(0.11)          $(0.04)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                     2.89             0.89             0.94(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                      $2.79            $0.78            $0.90
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                                      $(0.34)             $--              $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $19.48           $17.03           $16.25
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                               16.56             4.80             5.86(n)
-------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                 1.83             1.97             2.04(a)
Expenses after expense reductions (f)                                  1.65             1.73             1.94(a)
Net investment loss                                                   (0.54)           (0.67)           (0.67)(a)
Portfolio turnover                                                      329              245              184
Net assets at end of period (000 Omitted)                            $2,047           $2,598             $437
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                       YEARS ENDED 8/31
                                                                   ---------------------------------------
                                                                     2007       2006       2005    2004(i)
Net asset value, beginning of period                               $17.52     $16.70     $14.67     $14.63
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                          $(0.07)    $(0.11)    $(0.06)    $(0.06)
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                   2.97       0.93       2.09       0.10(g)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                    $2.90      $0.82      $2.03      $0.04
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                     $(0.34)       $--        $--        $--
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $20.08     $17.52     $16.70     $14.67
----------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                             16.73       4.91      13.84       0.27(b)(n)
----------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                               1.67       1.85       1.82       1.95(a)
Expenses after expense reductions (f)                                1.54       1.65       1.72       1.90(a)
Net investment loss                                                 (0.37)     (0.60)     (0.48)     (0.48)(a)
Portfolio turnover                                                    329        245        184        261
Net assets at end of period (000 Omitted)                          $5,728     $1,804       $774       $105
----------------------------------------------------------------------------------------------------------

CLASS R4                                                                             YEARS ENDED 8/31
                                                                               ----------------------------
                                                                                 2007       2006    2005(i)

Net asset value, beginning of period                                           $17.69     $16.81     $15.85
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                      $(0.03)    $(0.06)    $(0.03)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                               3.01       0.94       0.99(g)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                                $2.98      $0.88      $0.96
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                                                $(0.34)       $--        $--
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $20.33     $17.69     $16.81
-----------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                         17.02       5.23       6.06(n)
-----------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                           1.37       1.48       1.56(a)
Expenses after expense reductions (f)                                            1.29       1.38       1.46(a)
Net investment loss                                                             (0.18)     (0.36)     (0.41)(a)
Portfolio turnover                                                                329        245        184
Net assets at end of period (000 Omitted)                                      $1,641       $286        $53
-----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                      YEARS ENDED 8/31
                                                                       -----------------------------
                                                                          2007       2006    2005(i)

Net asset value, beginning of period                                    $17.76     $16.83     $15.85
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                       $0.04     $(0.01)    $(0.01)
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        3.01       0.94       0.99(g)
----------------------------------------------------------------------------------------------------
Total from investment operations                                         $3.05      $0.93      $0.98
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                          $(0.34)       $--        $--
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $20.47     $17.76     $16.83
----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                  17.35       5.53       6.18(n)
----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                    1.08       1.19       1.26(a)
Expenses after expense reductions (f)                                     0.99       1.09       1.16(a)
Net investment income (loss)                                              0.21      (0.06)     (0.11)(a)
Portfolio turnover                                                         329        245        184
Net assets at end of period (000 Omitted)                              $41,102        $56        $53
----------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class
    R3), April 1, 2005 (Classes R1, R2, R4, and R5) and May 1, 2006 (Class W) through the stated
    period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Core Growth Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2007, the value of securities loaned was $331,359,193. These loans were collateralized by cash of $338,007,461 and U.S. Treasury obligations of $911,790.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and capital loss carryforward and wash sales loss deferrals assumed as a result of the acquisition of MFS Strategic Growth Fund.

The tax character of distributions declared to shareholders is as follows:

                                                                  8/31/07

          Ordinary income (including any
          short-term capital gains)                            $5,724,975
          Long-term capital gain                                9,300,515
          ---------------------------------------------------------------
          Total distributions                                 $15,025,490

The fund declared no distributions for the year ended August 31, 2006.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/07

          Cost of investments                              $2,742,492,839
          ---------------------------------------------------------------
          Gross appreciation                                  $94,733,608
          Gross depreciation                                  (71,211,909)
          ---------------------------------------------------------------
          Net unrealized appreciation (depreciation)          $23,521,699
          Undistributed long-term capital gain                 42,737,825
          Capital loss carryforwards                       (1,108,630,370)
          Other temporary differences                          (1,091,980)

As of August 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              8/31/08                              $(156,066,288)
              8/31/09                               (608,534,951)
              8/31/10                               (313,996,156)
              8/31/11                                (30,032,975)
              --------------------------------------------------
                                                 $(1,108,630,370)

The availability of a portion of the capital loss carryforwards for MFS Core Growth Fund and the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Strategic Growth Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. At the commencement of the period, the management fee was computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Effective June 23, 2007, the management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average daily net assets            0.75%
          Next $1.5 billion of average daily net assets           0.65%
          Average daily net assets in excess of $2.5 billion      0.60%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.65% on the first $1 billion of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2007, this waiver amounted to $840,472 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.

Effective June 23, 2007, the investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund's average daily net assets with respect to each class:

CLASS A    CLASS B    CLASS C    CLASS I    CLASS R    CLASS R1    CLASS R2    CLASS R3    CLASS R4    CLASS R5    CLASS W
 1.26%      1.91%      1.91%      0.91%      1.41%       2.01%       1.66%       1.56%       1.31%       1.01%       1.01%

This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund's Board of Trustees. For the year ended August 31, 2007, the fund's actual operating expenses did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund's expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $65,132 for the year ended August 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                    TOTAL         ANNUAL      DISTRIBUTION
                             DISTRIBUTION       SERVICE      DISTRIBUTION      EFFECTIVE       AND SERVICE
                                 FEE RATE      FEE RATE          PLAN (d)       RATE (e)               FEE
Class A                             0.10%         0.25%             0.35%          0.35%        $2,067,824
Class B                             0.75%         0.25%             1.00%          1.00%         1,897,234
Class C                             0.75%         0.25%             1.00%          1.00%           673,384
Class W                             0.10%            --             0.10%          0.10%               252
Class R                             0.25%         0.25%             0.50%          0.50%            26,536
Class R1                            0.50%         0.25%             0.75%          0.75%             4,622
Class R2                            0.25%         0.25%             0.50%          0.50%             7,984
Class R3                            0.25%         0.25%             0.50%          0.50%            14,176
Class R4                               --         0.25%             0.25%          0.25%             1,679
----------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                             $4,693,691

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2007 based on each class' average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                 AMOUNT

          Class A                                $6,774
          Class B                               247,228
          Class C                                 8,195

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $637,269, which equated to 0.0571% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,090,665. The fund may also pay shareholder servicing related costs directly to non-related parties.

Effective May 1, 2007, under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds ("MFS fund-of-funds") and each underlying fund in which a MFS fund-of-funds invests ("underlying funds"), each underlying fund may pay a portion of each MFS fund-of-fund's transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2007 these costs for the fund amounted to $199,148 and are reflected in the shareholder servicing costs on the Statement of Operations.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0177% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                         BEGINNING OF                        ANNUAL
                       PERIOD THROUGH      EFFECTIVE      EFFECTIVE       TOTAL
                              3/31/07        4/01/07       RATE (g)      AMOUNT

Class R1                        0.45%          0.35%          0.35%      $2,447
Class R2                        0.40%          0.25%          0.25%       5,378
Class R3                        0.25%          0.15%          0.15%       5,551
Class R4                        0.15%          0.15%          0.15%       1,007
Class R5                        0.10%          0.10%          0.10%      34,629
-------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                  $49,012

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $2,990 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $669. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $5,836. Both amounts are included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $101,518 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $6,451. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $5,262, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,364,878,897 and $3,348,352,715, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 YEAR ENDED                         YEAR ENDED
                                                   8/31/07                          8/31/06(i)
                                          SHARES           AMOUNT            SHARES           AMOUNT
Shares sold
  Class A                               13,388,482       $265,485,268       6,430,188      $113,225,460
  Class B                                1,246,753         23,851,828         887,359        15,079,814
  Class C                                  460,974          8,552,816         433,212         7,356,579
  Class I                                1,004,669         21,159,042       1,970,276        33,949,254
  Class W                                   12,717            244,000           5,450           100,000
  Class R                                  172,019          3,447,183          76,939         1,357,467
  Class R1                                  90,417          1,725,253          29,696           489,931
  Class R2                                 145,455          2,713,258         147,706         2,457,779
  Class R3                                 324,455          6,310,010          88,327         1,546,974
  Class R4                                  84,633          1,689,361          13,738           235,417
  Class R5                               3,219,949         62,277,270               4                75
-------------------------------------------------------------------------------------------------------
                                        20,150,523       $397,455,289      10,082,895      $175,798,750

Shares issued in connection with
acquisition of MFS Strategic Growth
Fund
  Class A                               18,077,575       $367,990,280
  Class B                                8,840,345        171,558,817
  Class C                                2,911,887         56,507,733
  Class I                               46,332,267        970,428,170
  Class W                                       --                 --
  Class R                                    7,671            155,258
  Class R1                                      --                 --
  Class R2                                   1,774             34,596
  Class R3                                      --                 --
  Class R4                                   6,710            136,434
  Class R5                                      --                 --
-------------------------------------------------------------------------------------------------------
                                        76,178,229     $1,566,811,288

Shares issued to shareholders in
reinvestment of distributions
  Class A                                  415,969         $7,845,189              --               $--
  Class B                                  158,310          2,855,925              --                --
  Class C                                   43,991            793,595              --                --
  Class I                                   32,730            633,987              --                --
  Class W                                       99              1,875              --                --
  Class R                                    4,942             92,701              --                --
  Class R1                                     573             10,327              --                --
  Class R2                                   1,117             20,208              --                --
  Class R3                                   2,169             40,449              --                --
  Class R4                                     306              5,764              --                --
  Class R5                                  17,732            335,669              --                --
-------------------------------------------------------------------------------------------------------
                                           677,938        $12,635,689              --               $--

Shares reacquired
  Class A                              (14,418,252)     $(278,902,684)    (15,505,829)    $(271,914,439)
  Class B                               (4,171,632)       (78,131,818)     (3,706,240)      (62,822,571)
  Class C                               (1,241,897)       (22,906,664)     (2,048,446)      (35,022,100)
  Class I                               (1,097,809)       (22,425,838)       (264,308)       (4,682,666)
  Class W                                       --                 --              --                --
  Class R                                 (294,694)        (5,743,417)       (103,586)       (1,796,528)
  Class R1                                 (42,344)          (782,282)         (4,778)          (79,351)
  Class R2                                (195,851)        (3,544,321)        (22,019)         (382,432)
  Class R3                                (144,372)        (2,747,709)        (31,732)         (556,427)
  Class R4                                 (27,099)          (529,757)           (727)          (12,551)
  Class R5                              (1,233,025)       (25,802,319)             (4)              (76)
-------------------------------------------------------------------------------------------------------
                                       (22,866,975)     $(441,516,809)    (21,687,669)    $(377,269,141)

Net change
  Class A                               17,463,774       $362,418,053      (9,075,641)    $(158,688,979)
  Class B                                6,073,776        120,134,752      (2,818,881)      (47,742,757)
  Class C                                2,174,955         42,947,480      (1,615,234)      (27,665,521)
  Class I                               46,271,857        969,795,361       1,705,968        29,266,588
  Class W                                   12,816            245,875           5,450           100,000
  Class R                                 (110,062)        (2,048,275)        (26,647)         (439,061)
  Class R1                                  48,646            953,298          24,918           410,580
  Class R2                                 (47,505)          (776,259)        125,687         2,075,347
  Class R3                                 182,252          3,602,750          56,595           990,547
  Class R4                                  64,550          1,301,802          13,011           222,866
  Class R5                               2,004,656         36,810,620              --                (1)
-------------------------------------------------------------------------------------------------------
                                        74,139,715     $1,535,385,457     (11,604,774)    $(201,470,391)

(i) For the period from the class' inception, May 1, 2006 (Class W) through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 17%, 11%, 9% and 2%, respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $4,065 and $1,357, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) ACQUISITIONS

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Strategic Growth Fund. The acquisition was accomplished by a tax-free exchange of 76,178,229 shares of the fund (valued at $1,566,811,288) for all of the assets and liabilities of MFS Strategic Growth Fund. MFS Strategic Growth Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. MFS Strategic Growth fund's net assets on that date were $1,566,811,288, including $169,387,162 of unrealized appreciation, $2,727,436 of accumulated net investment loss, and $1,274,617,411 of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $2,392,029,136.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS DURING
                              POSITION(S) HELD     TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH              WITH FUND             SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------         -------------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)        Trustee                February 2004      Massachusetts Financial Services
(born 10/20/63)                                                       Company, Chief Executive Officer,
                                                                      President, Chief Investment
                                                                      Officer and Director

Robert C. Pozen(k)          Trustee                February 2004      Massachusetts Financial Services
(born 8/08/46)                                                        Company, Chairman (since February
                                                                      2004); MIT Sloan School
                                                                      (education), Senior Lecturer
                                                                      (since 2006); Secretary of
                                                                      Economic Affairs, The Commonwealth
                                                                      of Massachusetts (January 2002 to
                                                                      December 2002); Fidelity
                                                                      Investments, Vice Chairman (June
                                                                      2000 to December 2001); Fidelity
                                                                      Management & Research Company
                                                                      (investment adviser), President
                                                                      (March 1997 to July 2001); Bell
                                                                      Canada Enterprises
                                                                      (telecommunications), Director;
                                                                      Medtronic, Inc. (medical
                                                                      technology), Director; Telesat
                                                                      (satellite communications),
                                                                      Director

INDEPENDENT TRUSTEES
J. Atwood Ives              Trustee and Chair      February 1992      Private investor; Eastern
(born 5/01/36)              of Trustees                               Enterprises (diversified services
                                                                      company), Chairman, Trustee and
                                                                      Chief Executive Officer (until
                                                                      November 2000)

Robert E. Butler(n)         Trustee                January 2006       Consultant - regulatory and
(born 11/29/41)                                                       compliance matters (since July
                                                                      2002); PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 2002)

Lawrence H. Cohn, M.D.      Trustee                August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                        Chief of Cardiac Surgery (2005);
                                                                      Harvard Medical School, Professor
                                                                      of Cardiac Surgery; Physician
                                                                      Director of Medical Device
                                                                      Technology for Partners HealthCare

David H. Gunning            Trustee                January 2004       Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                        (mining products and service
                                                                      provider), Vice Chairman/Director
                                                                      (until May 2007); Portman Limited
                                                                      (mining), Director (since 2005);
                                                                      Encinitos Ventures (private
                                                                      investment company), Principal
                                                                      (1997 to April 2001); Lincoln
                                                                      Electric Holdings, Inc. (welding
                                                                      equipment manufacturer), Director

William R. Gutow            Trustee                December 1993      Private investor and real estate
(born 9/27/41)                                                        consultant; Capitol Entertainment
                                                                      Management Company (video
                                                                      franchise), Vice Chairman;
                                                                      Atlantic Coast Tan (tanning
                                                                      salons), Vice Chairman (since
                                                                      2002)

Michael Hegarty             Trustee                December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                       services and insurance), Vice
                                                                      Chairman and Chief Operating
                                                                      Officer (until May 2001); The
                                                                      Equitable Life Assurance Society
                                                                      (insurance), President and Chief
                                                                      Operating Officer (until May 2001)

Lawrence T. Perera          Trustee                July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                        Partner

J. Dale Sherratt            Trustee                August 1993        Insight Resources, Inc.
(born 9/23/38)                                                        (acquisition planning
                                                                      specialists), President; Wellfleet
                                                                      Investments (investor in health
                                                                      care companies), Managing General
                                                                      Partner (since 1993); Cambridge
                                                                      Nutraceuticals (professional
                                                                      nutritional products), Chief
                                                                      Executive Officer (until May 2001)

Laurie J. Thomsen           Trustee                March 2005         New Profit, Inc. (venture
(born 8/05/57)                                                        philanthropy), Partner (since
                                                                      2006); Private investor; Prism
                                                                      Venture Partners (venture
                                                                      capital), Co-founder and General
                                                                      Partner (until June 2004); The
                                                                      Travelers Companies (commercial
                                                                      property liability insurance),
                                                                      Director

Robert W. Uek               Trustee                January 2006       Retired (since 1999);
(born 5/18/41)                                                        PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 1999); Consultant
                                                                      to investment company industry
                                                                      (since 2000); TT International
                                                                      Funds (mutual fund complex),
                                                                      Trustee (2000 until 2005);
                                                                      Hillview Investment Trust II Funds
                                                                      (mutual fund complex), Trustee
                                                                      (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)           President              November 2005      Massachusetts Financial Services
(born 12/01/58)                                                       Company, Executive Vice President
                                                                      and Chief Regulatory Officer
                                                                      (since March 2004) Chief
                                                                      Compliance Officer (since December
                                                                      2006); Fidelity Management &
                                                                      Research Company, Vice President
                                                                      (prior to March 2004); Fidelity
                                                                      Group of Funds, President and
                                                                      Treasurer (prior to March 2004)

Tracy Atkinson(k)           Treasurer              September 2005     Massachusetts Financial Services
(born 12/30/64)                                                       Company, Senior Vice President
                                                                      (since September 2004);
                                                                      PricewaterhouseCoopers LLP,
                                                                      Partner (prior to September 2004)

Christopher R. Bohane(k)    Assistant Secretary    July 2005          Massachusetts Financial Services
(born 1/18/74)              and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since April 2003);
                                                                      Kirkpatrick & Lockhart LLP (law
                                                                      firm), Associate (prior to April
                                                                      2003)

Ethan D. Corey(k)           Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/21/63)             and Assistant Clerk                       Company, Special Counsel (since
                                                                      December 2004); Dechert LLP (law
                                                                      firm), Counsel (prior to December
                                                                      2004)

David L. DiLorenzo(k)       Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 8/10/68)                                                        Company, Vice President (since
                                                                      June 2005); JP Morgan Investor
                                                                      Services, Vice President (prior to
                                                                      June 2005)

Mark D. Fischer(k)          Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 10/27/70)                                                       Company, Vice President (since May
                                                                      2005); JP Morgan Investment
                                                                      Management Company, Vice President
                                                                      (prior to May 2005)

Brian E. Langenfeld(k)      Assistant Secretary    June 2006          Massachusetts Financial Services
(born 3/07/73)              and Assistant Clerk                       Company, Assistant Vice President
                                                                      and Counsel (since May 2006); John
                                                                      Hancock Advisers, LLC, Assistant
                                                                      Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock
                                                                      Advisers, LLC, Attorney and
                                                                      Assistant Secretary (prior to May
                                                                      2005)

Ellen Moynihan(k)           Assistant Treasurer    April 1997         Massachusetts Financial Services
(born 11/13/57)                                                       Company, Senior Vice President

Susan S. Newton(k)          Assistant Secretary    May 2005           Massachusetts Financial Services
(born 3/07/50)              and Assistant Clerk                       Company, Senior Vice President and
                                                                      Associate General Counsel (since
                                                                      April 2005); John Hancock
                                                                      Advisers, LLC, Senior Vice
                                                                      President, Secretary and Chief
                                                                      Legal Officer (prior to April
                                                                      2005); John Hancock Group of
                                                                      Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer
                                                                      (prior to April 2005)

Susan A. Pereira(k)         Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/05/70)             and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm),
                                                                      Associate (prior to June 2004)

Mark N. Polebaum(k)         Secretary and Clerk    January 2006       Massachusetts Financial Services
(born 5/01/52)                                                        Company, Executive Vice President,
                                                                      General Counsel and Secretary
                                                                      (since January 2006); Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (law firm), Partner (prior to
                                                                      January 2006)

Frank L. Tarantino          Independent Chief      June 2004          Tarantino LLC (provider of
(born 3/07/44)              Compliance Officer                        compliance services), Principal
                                                                      (since June 2004); CRA Business
                                                                      Strategies Group (consulting
                                                                      services), Executive Vice
                                                                      President (April 2003 to June
                                                                      2004); David L. Babson & Co.
                                                                      (investment adviser), Managing
                                                                      Director, Chief Administrative
                                                                      Officer and Director (prior to
                                                                      March 2003)

James O. Yost(k)            Assistant Treasurer    September 1990     Massachusetts Financial Services
(born 6/12/60)                                                        Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                              CUSTODIAN
Massachusetts Financial Services Company        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741      225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                     Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741      200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Stephen Pesek

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund's effective advisory fee rate was approximately at the Lipper expense group median, and the Fund's total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule was amended in June 2007 in connection with the merger of another MFS Fund into the Fund to reduce the Fund's annual advisory fee rate by 0.10% on average daily net assets over $1 billion and by an additional 0.05% on average daily net assets over $2.5 billion. Taking into account the advisory fee reduction noted above, which will continue to result in a reduction of the advisory fee on the first $1 billion of net assets through February 28, 2009, and the addition of advisory fee breakpoints in June 2007, the Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

                    Public Reference Room
                    Securities and Exchange Commission
                    100 F Street, NE, Room 1580
                    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,300,515 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                               ANNUAL REPORT

                                                      MFS(R) NEW DISCOVERY FUND

LETTER FROM THE CEO                                         1
-------------------------------------------------------------
PORTFOLIO COMPOSITION                                       2
-------------------------------------------------------------
MANAGEMENT REVIEW                                           3
-------------------------------------------------------------
PERFORMANCE SUMMARY                                         6
-------------------------------------------------------------
EXPENSE TABLE                                               9
-------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                   11
-------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                        17
-------------------------------------------------------------
STATEMENT OF OPERATIONS                                    20
-------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                        22
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       23
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                              31
-------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM    42
-------------------------------------------------------------
TRUSTEES AND OFFICERS                                      43
-------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT              49
-------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                      53
-------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                             53
-------------------------------------------------------------
FEDERAL TAX INFORMATION                                    53
-------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                      54
-------------------------------------------------------------
CONTACT INFORMATION                                BACK COVER
-------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        NDF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

LETTER FROM THE CEO

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.8%
              Cash & Other Net Assets                     0.2%

              TOP TEN HOLDINGS

              Corporate Executive Board Co.               3.3%
              ------------------------------------------------
              NICE Systems Ltd., ADR                      2.6%
              ------------------------------------------------
              Panera Bread Co.                            2.5%
              ------------------------------------------------
              MWI Veterinary Supply, Inc.                 2.3%
              ------------------------------------------------
              Central Garden & Pet Co., "A"               2.1%
              ------------------------------------------------
              ATMI, Inc.                                  2.0%
              ------------------------------------------------
              Hittite Microwave Corp.                     1.9%
              ------------------------------------------------
              Citi Trends, Inc.                           1.9%
              ------------------------------------------------
              Red Robin Gourmet Burgers, Inc.             1.9%
              ------------------------------------------------
              North American Energy Partners, Inc.        1.9%
              ------------------------------------------------

              EQUITY SECTORS

              Health Care                                24.4%
              ------------------------------------------------
              Technology                                 19.1%
              ------------------------------------------------
              Retailing                                  11.1%
              ------------------------------------------------
              Leisure                                    10.2%
              ------------------------------------------------
              Special Products & Services                 8.3%
              ------------------------------------------------
              Industrial Goods & Services                 5.9%
              ------------------------------------------------
              Energy                                      4.8%
              ------------------------------------------------
              Financial Services                          4.1%
              ------------------------------------------------
              Consumer Staples                            3.7%
              ------------------------------------------------
              Utilities & Communications                  2.6%
              ------------------------------------------------
              Autos & Housing                             2.1%
              ------------------------------------------------
              Basic Materials                             2.0%
              ------------------------------------------------
              Transportation                              1.5%
              ------------------------------------------------

Percentages are based on net assets as of 08/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2007, Class A shares of the MFS New Discovery Fund provided a total return of 20.75%, at net asset value. This compares with a return of 16.36% for the fund's benchmark, the Russell 2000 Growth Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the stronger growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. Late in the reporting period, continued robust global growth and fears of rising inflationary pressures led global central banks to tighten monetary conditions beyond market expectations, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July and August, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields plummeted and credit spreads widened considerably. Increased market volatility has been exacerbated by U.S. home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor. Despite increased volatility across all asset classes, and the widening in credit spreads, global equity markets have experienced only a mild correction to date.

CONTRIBUTORS TO PERFORMANCE

For the New Discovery Fund, stock selection in the energy sector was a positive factor for relative performance over the reporting period. Within the sector, our positioning in energy solutions conversion provider Dresser-Rand(aa) was the most significant contributor.

Stock selection in the technology sector also benefited performance. The fund's holdings of speech and imaging software firm Nuance Communications added to results. The stock's price surged as the company's new technology has improved the accuracy of speech to text software. Investors bid up the stock price in response to better-than-expected earnings and strong growth prospects in under-penetrated end markets. Elsewhere in the sector, our holdings in data center software provider Opsware(g) and data recording products provider NICE Systems(aa) aided performance as both stocks surpassed the index over the period. The stock price of Opsware surged after the company agreed to be acquired by Hewlett-Packard at a substantial premium.

Stock selection in the special products and services sector was another positive. Chinese education services company New Oriental Education and Technology Group(aa) was the key driver within the sector. The company share price advanced in response to strong earnings reports and investor enthusiasm for the company's tremendous growth opportunities through expanding both its number of teaching locations and its curriculum in China.

Stocks in other sectors that benefited performance included infrastructure services firm Infrasource Services(g), Ventana Medical Systems(g), and gaming machines manufacturer WMS Industries. Non-benchmark constituents, apparel retailer Urban Outfitters(aa) and sporting goods retailer Dick's Sporting Goods(aa), also helped.

DETRACTORS FROM PERFORMANCE

The principal negative factors affecting relative performance were an underweighted position in the industrial goods and services sector along with weak stock selection in autos and housing. No individual securities within either sector were among the top detractors.

Stock selection also hindered results in the basic materials sector. Not holding index constituent, AK Steel, detracted as the firm turned in superior results over the period.

Elsewhere, our positioning in Advanced Medical Optics(aa), a medical device maker for the eyes, and medical equipment company Aspect Medical Systems hurt results as both stocks underperformed the index over the reporting period. Advanced Medical Optics declined in response to slower-than-expected volume growth for its new refractive interocular lens product for cataract surgery patients and a recall of its Complete MoisturePlus contact lens solutions. The share price of Aspect Medical, which manufactures the BIS anesthesia monitoring system, declined due to slower-than-expected market share gains. Our holdings in mortgage financer Accredited Home Lenders(g)(aa) and business research and analysis services provider Corporate Executive Board proved disappointing as both stocks lagged the index. Shares of Accredited Home Lenders plummeted due to industry-wide problems of falling demand, rising costs, and challenges in selling off loan portfolios above or even at par value. Electronic payments software producer ACI Worldwide and urban fashion apparel retailer Citi Trends also held back results.

Respectfully,

Thomas Wetherald
Portfolio Manager

(aa) Security is not a benchmark constituent.
 (g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                   MFS New Discovery     Russell 2000
                    Fund - Class A       Growth Index

          8/97         $ 9,425             $10,000
          8/98           8,966               7,369
          8/99          12,412              10,561
          8/00          21,922              14,687
          8/01          17,018               9,556
          8/02          12,619               7,069
          8/03          15,334               9,536
          8/04          14,240               9,858
          8/05          17,734              12,176
          8/06          17,850              12,907
          8/07          21,554              15,018


TOTAL RETURNS THROUGH 8/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
        A                 1/02/97             20.75%      11.30%       8.62%
----------------------------------------------------------------------------
        B                11/03/97             20.00%      10.59%       7.94%
----------------------------------------------------------------------------
        C                11/03/97             19.98%      10.58%       7.95%
----------------------------------------------------------------------------
        I                 1/02/97             21.22%      11.69%       9.02%
----------------------------------------------------------------------------
        R                12/31/02             20.63%      11.16%       8.55%
----------------------------------------------------------------------------
       R1                 4/01/05             19.86%      10.88%       8.42%
----------------------------------------------------------------------------
       R2                 4/01/05             20.33%      11.06%       8.51%
----------------------------------------------------------------------------
       R3                10/31/03             20.44%      11.02%       8.49%
----------------------------------------------------------------------------
       R4                 4/01/05             20.72%      11.27%       8.61%
----------------------------------------------------------------------------
       R5                 4/01/05             21.11%      11.43%       8.69%
----------------------------------------------------------------------------
      529A                7/31/02             20.49%      11.03%       8.49%
----------------------------------------------------------------------------
      529B                7/31/02             19.78%      10.32%       8.14%
----------------------------------------------------------------------------
      529C                7/31/02             19.76%      10.29%       8.13%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
----------------------------------------------------------------------------
Russell 2000 Growth Index (f)                 16.36%      16.27%       4.15%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                     13.81%       9.99%       7.98%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                     16.00%      10.33%       7.94%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                     18.98%      10.58%       7.95%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------
      529A                                    13.56%       9.72%       7.85%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
      529B                                    15.78%      10.05%       8.14%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
      529C                                    18.76%      10.29%       8.13%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.
CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 2000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value     3/01/07-
Class                       Ratio      3/01/07         8/31/07         8/31/07
--------------------------------------------------------------------------------
         Actual             1.47%     $1,000.00       $1,006.40         $7.43
    A    -----------------------------------------------------------------------
         Hypothetical (h)   1.47%     $1,000.00       $1,017.80         $7.48
--------------------------------------------------------------------------------
         Actual             2.11%     $1,000.00       $1,003.60        $10.66
    B    -----------------------------------------------------------------------
         Hypothetical (h)   2.11%     $1,000.00       $1,014.57        $10.71
--------------------------------------------------------------------------------
         Actual             2.12%     $1,000.00       $1,003.10        $10.70
    C    -----------------------------------------------------------------------
         Hypothetical (h)   2.12%     $1,000.00       $1,014.52        $10.76
--------------------------------------------------------------------------------
         Actual             1.12%     $1,000.00       $1,008.10         $5.67
    I    -----------------------------------------------------------------------
         Hypothetical (h)   1.12%     $1,000.00       $1,019.56         $5.70
--------------------------------------------------------------------------------
         Actual             1.61%     $1,000.00       $1,005.90         $8.14
    R    -----------------------------------------------------------------------
         Hypothetical (h)   1.61%     $1,000.00       $1,017.09         $8.19
--------------------------------------------------------------------------------
         Actual             2.22%     $1,000.00       $1,002.60        $11.21
   R1    -----------------------------------------------------------------------
         Hypothetical (h)   2.22%     $1,000.00       $1,014.01        $11.27
--------------------------------------------------------------------------------
         Actual             1.88%     $1,000.00       $1,004.60         $9.50
   R2    -----------------------------------------------------------------------
         Hypothetical (h)   1.88%     $1,000.00       $1,015.73         $9.55
--------------------------------------------------------------------------------
         Actual             1.77%     $1,000.00       $1,005.00         $8.95
   R3    -----------------------------------------------------------------------
         Hypothetical (h)   1.77%     $1,000.00       $1,016.28         $9.00
--------------------------------------------------------------------------------
         Actual             1.53%     $1,000.00       $1,005.90         $7.74
   R4    -----------------------------------------------------------------------
         Hypothetical (h)   1.53%     $1,000.00       $1,017.49         $7.78
--------------------------------------------------------------------------------
         Actual             1.22%     $1,000.00       $1,007.80         $6.17
   R5    -----------------------------------------------------------------------
         Hypothetical (h)   1.22%     $1,000.00       $1,019.06         $6.21
--------------------------------------------------------------------------------
         Actual             1.72%     $1,000.00       $1,005.00         $8.69
  529A   -----------------------------------------------------------------------
         Hypothetical (h)   1.72%     $1,000.00       $1,016.53         $8.74
--------------------------------------------------------------------------------
         Actual             2.37%     $1,000.00       $1,002.10        $11.96
  529B   -----------------------------------------------------------------------
         Hypothetical (h)   2.37%     $1,000.00       $1,013.26        $12.03
--------------------------------------------------------------------------------
         Actual             2.37%     $1,000.00       $1,002.10        $11.96
  529C   -----------------------------------------------------------------------
         Hypothetical (h)   2.37%     $1,000.00       $1,013.26        $12.03
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.8%
------------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES/PAR                  VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.5%
------------------------------------------------------------------------------------------------------------------------------
Allegiant Travel Co. (a)                                                                   114,620             $     3,323,980
------------------------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.3%
------------------------------------------------------------------------------------------------------------------------------
Castle Brands, Inc. (a)                                                                    187,060             $       916,594
Castle Brands, Inc. (a)(z)                                                                 277,200                   1,283,436
                                                                                                               ---------------
                                                                                                               $     2,200,030
------------------------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.9%
------------------------------------------------------------------------------------------------------------------------------
Quiksilver, Inc. (a)(l)                                                                    507,490             $     6,795,291
------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.8%
------------------------------------------------------------------------------------------------------------------------------
Millipore Corp. (a)(l)                                                                     189,870             $    13,230,142
------------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.6%
------------------------------------------------------------------------------------------------------------------------------
HFF, Inc., "A" (a)(l)                                                                      368,340             $     4,302,211
------------------------------------------------------------------------------------------------------------------------------
Business Services - 6.2%
------------------------------------------------------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc. (a)(l)                                              136,813             $     5,427,372
Corporate Executive Board Co. (l)                                                          347,750                  23,657,432
CoStar Group, Inc. (a)(l)                                                                  118,540                   6,523,256
iGate Corp. (a)(l)                                                                         492,118                   4,079,658
Syntel, Inc. (l)                                                                           147,300                   5,092,161
                                                                                                               ---------------
                                                                                                               $    44,779,879
------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.7%
------------------------------------------------------------------------------------------------------------------------------
Nalco Holding Co.                                                                          209,390             $     5,234,750
------------------------------------------------------------------------------------------------------------------------------
Computer Software - 3.8%
------------------------------------------------------------------------------------------------------------------------------
ACI Worldwide, Inc. (a)(l)                                                                 471,015             $    12,236,970
CommVault Systems, Inc. (a)(l)                                                             362,700                   6,909,435
Guidance Software, Inc. (a)                                                                269,715                   3,193,426
NAVTEQ Corp. (a)                                                                            83,230                   5,243,490
                                                                                                               ---------------
                                                                                                               $    27,583,321
------------------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.3%
------------------------------------------------------------------------------------------------------------------------------
PROS Holdings, Inc. (a)                                                                    172,970             $     2,309,150
------------------------------------------------------------------------------------------------------------------------------
Construction - 2.1%
------------------------------------------------------------------------------------------------------------------------------
Dayton Superior Corp. (a)(l)                                                               351,690             $     2,613,057
M.D.C. Holdings, Inc. (l)                                                                  282,130                  12,551,964
                                                                                                               ---------------
                                                                                                               $    15,165,021
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 4.8%
------------------------------------------------------------------------------------------------------------------------------
Central Garden & Pet Co., "A" (a)(l)                                                     1,207,840             $    15,218,784
New Oriental Education & Technology Group, Inc., ADR (a)                                   175,740                   9,305,433
Physicians Formula Holdings, Inc. (a)                                                      425,750                   4,291,560
Strayer Education, Inc. (l)                                                                 39,360                   6,281,069
                                                                                                               ---------------
                                                                                                               $    35,096,846
------------------------------------------------------------------------------------------------------------------------------
Electronics - 7.7%
------------------------------------------------------------------------------------------------------------------------------
ARM Holdings PLC                                                                         4,442,680             $    13,191,626
ATMI, Inc. (a)(l)                                                                          475,900                  14,353,144
Hittite Microwave Corp. (a)(l)                                                             322,760                  13,675,341
Intersil Corp., "A"                                                                        181,550                   6,049,246
MathStar, Inc. (a)(l)                                                                      469,700                     549,549
PLX Technology, Inc. (a)(l)                                                                296,560                   3,208,779
Volterra Semiconductor Corp. (a)(l)                                                        456,920                   4,962,151
                                                                                                               ---------------
                                                                                                               $    55,989,836
------------------------------------------------------------------------------------------------------------------------------
Energy - Independent - 2.5%
------------------------------------------------------------------------------------------------------------------------------
EXCO Resources, Inc. (a)(l)                                                                405,980             $     6,820,464
Goodrich Petroleum Corp. (a)(l)                                                            241,940                   7,163,843
Kodiak Oil & Gas Corp. (a)(l)                                                            1,096,310                   3,946,716
                                                                                                               ---------------
                                                                                                               $    17,931,023
------------------------------------------------------------------------------------------------------------------------------
Engineering - Construction - 3.3%
------------------------------------------------------------------------------------------------------------------------------
North American Energy Partners, Inc. (a)                                                   777,910             $    13,426,727
Quanta Services, Inc. (a)(l)                                                               366,659                  10,365,450
                                                                                                               ---------------
                                                                                                               $    23,792,177
------------------------------------------------------------------------------------------------------------------------------
Food & Beverages - 0.7%
------------------------------------------------------------------------------------------------------------------------------
Diamond Foods, Inc. (l)                                                                    318,189             $     5,313,756
------------------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.4%
------------------------------------------------------------------------------------------------------------------------------
Susser Holdings Corp. (a)                                                                  186,240             $     3,123,245
------------------------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.0%
------------------------------------------------------------------------------------------------------------------------------
Universal Forest Products, Inc. (l)                                                        193,650             $     7,221,209
------------------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.4%
------------------------------------------------------------------------------------------------------------------------------
WMS Industries, Inc. (a)(l)                                                                337,110             $     9,924,518
------------------------------------------------------------------------------------------------------------------------------
General Merchandise - 2.6%
------------------------------------------------------------------------------------------------------------------------------
99 Cents Only Stores (a)(l)                                                                584,060             $     7,213,141
Stage Stores, Inc.                                                                         666,005                  11,541,867
                                                                                                               ---------------
                                                                                                               $    18,755,008
------------------------------------------------------------------------------------------------------------------------------
Internet - 1.2%
------------------------------------------------------------------------------------------------------------------------------
Limelight Networks, Inc. (a)                                                               227,540             $     1,872,654
TechTarget, Inc. (a)                                                                       537,090                   6,992,912
                                                                                                               ---------------
                                                                                                               $     8,865,566
------------------------------------------------------------------------------------------------------------------------------
Leisure & Toys - 2.2%
------------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. (a)(l)                                                 543,900             $     8,691,522
THQ, Inc. (a)(l)                                                                           252,394                   7,266,423
                                                                                                               ---------------
                                                                                                               $    15,957,945
------------------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 2.6%
------------------------------------------------------------------------------------------------------------------------------
Polypore International, Inc. (a)                                                           906,990             $    12,924,608
Ritchie Bros. Auctioneers, Inc.                                                             92,000                   5,944,120
                                                                                                               ---------------
                                                                                                               $    18,868,728
------------------------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 5.4%
------------------------------------------------------------------------------------------------------------------------------
Healthcare Services Group, Inc. (l)                                                        419,700             $     8,989,974
IDEXX Laboratories, Inc. (a)(l)                                                            118,735                  13,268,636
MWI Veterinary Supply, Inc. (a)(l)                                                         434,650                  16,503,660
                                                                                                               ---------------
                                                                                                               $    38,762,270
------------------------------------------------------------------------------------------------------------------------------
Medical Equipment - 14.2%
------------------------------------------------------------------------------------------------------------------------------
ABIOMED, Inc. (a)(l)                                                                       431,870             $     5,316,320
Advanced Medical Optics, Inc. (a)(l)                                                       447,170                  12,851,666
AngioDynamics, Inc. (a)                                                                    379,953                   7,393,885
Aspect Medical Systems, Inc. (a)(l)                                                        674,963                   8,491,034
AtriCure, Inc. (a)(l)                                                                      245,230                   2,577,367
Conceptus, Inc. (a)(l)                                                                     623,330                  10,908,275
Cooper Cos., Inc. (l)                                                                      138,180                   6,737,657
Cyberonics, Inc. (a)(l)                                                                    335,645                   5,064,883
Dexcom, Inc. (a)(l)                                                                        325,740                   2,996,808
Haemonetics Corp. (a)                                                                      100,340                   4,980,878
Insulet Corp. (a)(l)                                                                       216,810                   3,820,192
Mindray Medical International Ltd., ADR                                                    117,110                   4,156,234
NxStage Medical, Inc. (a)(l)                                                               453,010                   5,626,384
ResMed, Inc. (a)(l)                                                                        253,680                  10,314,629
Thoratec Corp. (a)(l)                                                                      580,640                  12,001,829
                                                                                                               ---------------
                                                                                                               $   103,238,041
------------------------------------------------------------------------------------------------------------------------------
Network & Telecom - 3.7%
------------------------------------------------------------------------------------------------------------------------------
NICE Systems Ltd., ADR (a)                                                                 541,438             $    19,156,076
Polycom, Inc. (a)                                                                          176,720                   5,356,383
Sonus Networks, Inc. (a)(l)                                                                399,520                   2,309,226
                                                                                                               ---------------
                                                                                                               $    26,821,685
------------------------------------------------------------------------------------------------------------------------------
Oil Services - 2.3%
------------------------------------------------------------------------------------------------------------------------------
Dresser-Rand Group, Inc. (a)                                                               122,480             $     4,515,838
Exterran Holdings, Inc. (a)(l)                                                             123,290                   9,554,975
Natural Gas Services Group, Inc. (a)                                                       155,450                   2,628,660
                                                                                                               ---------------
                                                                                                               $    16,699,473
------------------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 3.5%
------------------------------------------------------------------------------------------------------------------------------
Commerce Bancorp, Inc. (l)                                                                 288,120             $    10,582,648
New York Community Bancorp, Inc. (l)                                                       392,500                   6,943,325
Signature Bank (a)(l)                                                                      225,910                   7,807,450
                                                                                                               ---------------
                                                                                                               $    25,333,423
------------------------------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 2.4%
------------------------------------------------------------------------------------------------------------------------------
Mellanox Technologies Ltd. (a)(l)                                                          321,830             $     5,181,463
Nuance Communications, Inc. (a)(l)                                                         655,819                  12,329,397
                                                                                                               ---------------
                                                                                                               $    17,510,860
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.0%
------------------------------------------------------------------------------------------------------------------------------
Cadence Pharmaceuticals, Inc. (a)(l)                                                       183,370             $     2,633,193
Medicis Pharmaceutical Corp., "A" (l)                                                      356,570                  10,889,648
Synta Pharmaceuticals Corp. (a)(l)                                                         146,850                     878,163
Wuxi Pharmatech Cayman, Inc., ADR (a)                                                      283,240                   7,435,050
                                                                                                               ---------------
                                                                                                               $    21,836,054
------------------------------------------------------------------------------------------------------------------------------
Restaurants - 6.6%
------------------------------------------------------------------------------------------------------------------------------
Einstein Noah Restaurant Group, Inc. (a)                                                   231,250             $     3,845,687
Panera Bread Co. (a)(l)                                                                    407,830                  17,838,484
Peet's Coffee & Tea, Inc. (a)(l)                                                           156,040                   3,941,570
Red Robin Gourmet Burgers, Inc. (a)(l)                                                     352,630                  13,565,676
Texas Roadhouse, Inc., "A" (a)(l)                                                          699,340                   8,958,545
                                                                                                               ---------------
                                                                                                               $    48,149,962
------------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.3%
------------------------------------------------------------------------------------------------------------------------------
Metabolix, Inc. (a)(l)                                                                      91,310             $     2,031,647
------------------------------------------------------------------------------------------------------------------------------
Specialty Stores - 7.2%
------------------------------------------------------------------------------------------------------------------------------
A.C. Moore Arts & Crafts, Inc. (a)(l)                                                      314,140             $     5,871,277
CarMax, Inc. (a)                                                                           279,640                   6,336,642
Citi Trends, Inc. (a)(l)                                                                   624,040                  13,566,630
Dick's Sporting Goods, Inc. (a)(l)                                                         124,540                   8,082,646
Lululemon Athletica, Inc. (a)                                                              134,740                   4,590,592
Monro Muffler Brake, Inc.                                                                  128,230                   4,825,295
Urban Outfitters, Inc. (a)(l)                                                              387,830                   8,881,307
                                                                                                               ---------------
                                                                                                               $    52,154,389
------------------------------------------------------------------------------------------------------------------------------
Telephone Services - 2.6%
------------------------------------------------------------------------------------------------------------------------------
Global Crossing Ltd. (a)(l)                                                                411,430             $     7,833,627
Level 3 Communications, Inc. (a)(l)                                                      2,055,930                  10,752,514
                                                                                                               ---------------
                                                                                                               $    18,586,141
------------------------------------------------------------------------------------------------------------------------------
Trucking - 1.0%
------------------------------------------------------------------------------------------------------------------------------
Landstar System, Inc.                                                                      160,290             $     6,894,073
------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $712,758,416)                                                            $   723,781,650
------------------------------------------------------------------------------------------------------------------------------
Warrants - 0.0%
------------------------------------------------------------------------------------------------------------------------------
                                                       STRIKE        FIRST
ISSUER                                                  PRICE     EXERCISE
------------------------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.0%
------------------------------------------------------------------------------------------------------------------------------
Castle Brands, Inc.
(Identified Cost, $155,725) (a)(z)                      $6.57      5/08/07                 110,880             $        41,037
------------------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 19.8%
------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                                            143,463,055             $   143,463,055
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $856,377,196) (k)                                                          $   867,285,742
------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (19.6)%                                                                          (141,978,938)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                            $   725,306,804
------------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(k) As of August 31, 2007, the fund had two securities that were fair valued, aggregating $1,324,473 and 0.15% of market value, in accordance with the policies adopted by the Board of Trustees.
(l) All or a portion of this security is on loan.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale.
    These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                                                                       CURRENT
                                                   ACQUISITION       ACQUISITION        MARKET        TOTAL % OF
RESTRICTED SECURITIES                                 DATE               COST           VALUE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Castle Brands, Inc. (warrants)                       4/18/07            $  155,725      $   41,037
Castle Brands, Inc.                                  4/19/07             1,499,159       1,283,436
--------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                             $1,324,473       0.2%
                                                                                        ====================

The following abbreviations are used in this report and are defined:

ADR      American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $139,689,589 of securities
on loan (identified cost, $856,377,196)                            $867,285,742
Receivable for investments sold                                       7,473,403
Receivable for fund shares sold                                         408,289
Interest and dividends receivable                                       155,250
Other assets                                                              3,612
-------------------------------------------------------------------------------------------------------
Total assets                                                                               $875,326,296
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable to custodian                                                   $965,580
Payable for investments purchased                                     3,525,353
Payable for fund shares reacquired                                    1,202,980
Collateral for securities loaned, at value                          143,463,055
Payable to affiliates
  Management fee                                                         31,536
  Shareholder servicing costs                                           604,883
  Distribution and service fees                                          15,560
  Administrative services fee                                               664
  Program manager fees                                                       31
  Retirement plan administration and services fees                          545
Payable for independent trustees' compensation                           11,115
Accrued expenses and other liabilities                                  198,190
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $150,019,492
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $725,306,804
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                    $729,681,918
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies          10,908,627
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       (15,273,035)
Accumulated net investment loss                                         (10,706)
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $725,306,804
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                    35,599,974
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $395,992,564
  Shares outstanding                                                 19,331,759
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $20.48
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $21.73
-------------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $91,921,731
  Shares outstanding                                                  4,729,405
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.44
-------------------------------------------------------------------------------------------------------
Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $42,296,086
  Shares outstanding                                                  2,173,133
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.46
-------------------------------------------------------------------------------------------------------
Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $100,244,934
  Shares outstanding                                                  4,731,126
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $21.19
-------------------------------------------------------------------------------------------------------
Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $7,798,715
  Shares outstanding                                                    383,284
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.35
-------------------------------------------------------------------------------------------------------
Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,609,140
  Shares outstanding                                                    134,667
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.37
-------------------------------------------------------------------------------------------------------
Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,590,059
  Shares outstanding                                                     81,430
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.53
-------------------------------------------------------------------------------------------------------
Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $8,711,072
  Shares outstanding                                                    430,966
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.21
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $4,653,591
  Shares outstanding                                                    227,530
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.45
-------------------------------------------------------------------------------------------------------
Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $67,211,616
  Shares outstanding                                                  3,262,632
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.60
-------------------------------------------------------------------------------------------------------
Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,715,335
  Shares outstanding                                                     84,777
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $20.23
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $21.46
-------------------------------------------------------------------------------------------------------
Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $238,713
  Shares outstanding                                                     12,435
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.20
-------------------------------------------------------------------------------------------------------
Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $323,248
  Shares outstanding                                                     16,830
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.21
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and
Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                           $2,584,237
  Income on securities loaned                                            679,606
  Interest                                                               146,135
  Foreign taxes withheld                                                 (17,027)
------------------------------------------------------------------------------------------------------
Total investment income                                                                     $3,392,951
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                      $7,184,455
  Distribution and service fees                                        3,297,256
  Program manager fees                                                     6,064
  Shareholder servicing costs                                          1,759,027
  Administrative services fee                                            147,042
  Retirement plan administration and services fees                        94,611
  Independent trustees' compensation                                      21,281
  Custodian fee                                                          279,384
  Shareholder communications                                              86,132
  Auditing fees                                                           45,072
  Legal fees                                                              10,658
  Miscellaneous                                                          190,119
------------------------------------------------------------------------------------------------------
Total expenses                                                                             $13,121,101
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (14,658)
  Reduction of expenses by investment adviser                           (806,647)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               $12,299,796
------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $(8,906,845)
------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $159,984,407
  Foreign currency transactions                                           (4,730)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                     $159,979,677
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                         $3,449,235
  Translation of assets and liabilities in foreign currencies                 83
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                        $3,449,318
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $163,428,995
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $154,522,150
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                           YEARS ENDED 8/31
                                                                ---------------------------------------
                                                                         2007                      2006

CHANGE IN NET ASSETS

FROM OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment loss                                               $(8,906,845)             $(11,224,998)
Net realized gain (loss) on investments and foreign
currency transactions                                             159,979,677                95,718,425
Net unrealized gain (loss) on investments and foreign
currency translation                                                3,449,318               (76,087,256)
--------------------------------------------------------------------------------------------------------
Change in net assets from operations                             $154,522,150                $8,406,171
--------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $(219,456,690)            $(212,974,517)
--------------------------------------------------------------------------------------------------------
Redemption fees                                                        $1,647                   $17,161
--------------------------------------------------------------------------------------------------------
Total change in net assets                                       $(64,932,893)            $(204,551,185)
--------------------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------------
At beginning of period                                            790,239,697               994,790,882
At end of period (including accumulated net investment
loss of $10,706 and $11,733, respectively)                       $725,306,804              $790,239,697
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                    YEARS ENDED 8/31
                                                ----------------------------------------------------------------------------
                                                  2007             2006              2005             2004              2003
Net asset value, beginning of period            $16.96           $16.85            $13.53           $14.57            $11.99
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.16)          $(0.20)           $(0.16)          $(0.18)           $(0.13)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.68             0.31              3.48            (0.86)             2.71
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $3.52            $0.11             $3.32           $(1.04)            $2.58
----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in
capital (d)                                      $0.00(w)         $0.00(w)          $0.00(w)         $0.00(w)            $--
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $20.48           $16.96            $16.85           $13.53            $14.57
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       20.75             0.65             24.54            (7.14)(b)         21.52
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.57             1.57              1.57             1.51              1.58
Expenses after expense reductions (f)             1.47             1.47              1.47             1.51               N/A
Net investment loss                              (1.04)           (1.12)            (1.05)           (1.20)            (1.11)
Portfolio turnover                                  94               99               112              122               104
Net assets at end of period
(000 Omitted)                                 $395,993         $409,471          $603,396         $824,708        $1,004,473
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                        YEARS ENDED 8/31
                                                ------------------------------------------------------------------------------
                                                      2007             2006             2005             2004             2003

Net asset value, beginning of period                $16.20           $16.20           $13.09           $14.19           $11.75
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.25)          $(0.30)          $(0.25)          $(0.27)          $(0.21)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.49             0.30             3.36            (0.83)            2.65
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.24            $0.00            $3.11           $(1.10)           $2.44
------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)         $0.00(w)         $0.00(w)         $0.00(w)           $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $19.44           $16.20           $16.20           $13.09           $14.19
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           20.00             0.00            23.76            (7.75)(b)        20.77
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.22             2.22             2.22             2.15             2.23
Expenses after expense reductions (f)                 2.12             2.12             2.12             2.15              N/A
Net investment loss                                  (1.69)           (1.77)           (1.70)           (1.84)           (1.76)
Portfolio turnover                                      94               99              112              122              104
Net assets at end of period (000 Omitted)          $91,922         $132,519         $203,722         $231,653         $271,580
------------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                            YEARS ENDED 8/31
                                                   ------------------------------------------------------------------------------
                                                         2007            2006            2005            2004            2003

Net asset value, beginning of period                   $16.22          $16.22          $13.10          $14.21          $11.77
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.25)         $(0.30)         $(0.25)         $(0.27)         $(0.21)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                    3.49            0.30            3.37           (0.84)           2.65
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $3.24           $0.00           $3.12          $(1.11)          $2.44
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)            $0.00(w)        $0.00(w)        $0.00(w)        $0.00(w)          $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $19.46          $16.22          $16.22          $13.10          $14.21
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              19.98            0.00           23.82           (7.81)(b)       20.73
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.22            2.22            2.22            2.15            2.23
Expenses after expense reductions (f)                    2.12            2.12            2.12            2.15             N/A
Net investment loss                                     (1.69)          (1.77)          (1.70)          (1.84)          (1.76)
Portfolio turnover                                         94              99             112             122             104
Net assets at end of period (000 Omitted)             $42,296         $47,293         $58,454         $67,102         $84,391
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                      YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
                                                    2007              2006             2005             2004             2003
Net asset value, beginning of period              $17.48            $17.31           $13.85           $14.86           $12.19
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                         $(0.11)           $(0.14)          $(0.11)          $(0.13)          $(0.09)
  Net realized and unrealized gain (loss)
  on investments and foreign currency               3.82              0.31             3.57            (0.88)            2.76
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $3.71             $0.17            $3.46           $(1.01)           $2.67
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in
capital (d)                                        $0.00(w)          $0.00(w)         $0.00(w)         $0.00(w)           $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $21.19            $17.48           $17.31           $13.85           $14.86
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                            21.22              0.98            24.98            (6.80)(b)        21.90
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              1.22              1.22             1.23             1.16             1.23
Expenses after expense reductions (f)               1.12              1.12             1.13             1.16              N/A
Net investment loss                                (0.69)            (0.77)           (0.70)           (0.84)           (0.75)
Portfolio turnover                                    94                99              112              122              104
Net assets at end of period (000 Omitted)       $100,245          $119,053         $107,842         $103,031          $90,872
-----------------------------------------------------------------------------------------------------------------------------

CLASS R                                                                           YEARS ENDED 8/31
                                                 ----------------------------------------------------------------------------
                                                        2007             2006            2005            2004         2003(i)
Net asset value, beginning of period                  $16.87           $16.79          $13.50          $14.57          $11.38
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                             $(0.18)          $(0.22)         $(0.18)         $(0.20)         $(0.11)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                   3.66             0.30            3.47           (0.87)           3.30
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $3.48            $0.08           $3.29          $(1.07)          $3.19
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)           $0.00(w)         $0.00(w)        $0.00(w)        $0.00(w)          $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.35           $16.87          $16.79          $13.50          $14.57
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                20.63             0.48           24.37           (7.34)(b)       28.03(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  1.72             1.72            1.73            1.66            1.78(a)
Expenses after expense reductions (f)                   1.62             1.62            1.63            1.66             N/A
Net investment loss                                    (1.19)           (1.27)          (1.17)          (1.32)          (1.26)(a)
Portfolio turnover                                        94               99             112             122             104
Net assets at end of period (000 Omitted)             $7,799          $11,691         $16,926          $7,262          $1,824
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                               YEARS ENDED 8/31
                                                                    -----------------------------------------------
                                                                           2007              2006           2005(i)

Net asset value, beginning of period                                     $16.16            $16.18            $14.50
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                $(0.26)           $(0.31)           $(0.10)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     3.47              0.29              1.78
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $3.21            $(0.02)            $1.68
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                              $0.00(w)          $0.00(w)          $0.00(w)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $19.37            $16.16            $16.18
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   19.86             (0.12)            11.59(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     2.37              2.43              2.43(a)
Expenses after expense reductions (f)                                      2.22              2.22              2.33(a)
Net investment loss                                                       (1.79)            (1.86)            (1.69)(a)
Portfolio turnover                                                           94                99               112
Net assets at end of period (000 Omitted)                                $2,609              $857              $206
-------------------------------------------------------------------------------------------------------------------

CLASS R2                                                                              YEARS ENDED 8/31
                                                                   ------------------------------------------------
                                                                          2007              2006            2005(i)

Net asset value, beginning of period                                    $16.23            $16.19             $14.50
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                               $(0.21)           $(0.25)            $(0.08)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                    3.51              0.29               1.77
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         $3.30             $0.04              $1.69
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                             $0.00(w)          $0.00(w)           $0.00(w)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $19.53            $16.23             $16.19
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                  20.33              0.25              11.66(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                    2.03              2.12               2.12(a)
Expenses after expense reductions (f)                                     1.87              1.88               2.02(a)
Net investment loss                                                      (1.45)            (1.52)             (1.02)(a)
Portfolio turnover                                                          94                99                112
Net assets at end of period (000 Omitted)                               $1,590              $362               $135
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                        -----------------------------------------------------------------
                                                               2007              2006              2005           2004(i)
Net asset value, beginning of period                         $16.78            $16.72            $13.47            $15.35
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                    $(0.20)           $(0.24)           $(0.22)           $(0.11)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                             3.63              0.30              3.47             (1.77)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $3.43             $0.06             $3.25            $(1.88)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                  $0.00(w)          $0.00(w)          $0.00(w)          $0.00(w)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $20.21            $16.78            $16.72            $13.47
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                       20.44              0.36             24.13            (12.25)(b)(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         1.92              1.96              1.98              1.73(a)
Expenses after expense reductions (f)                          1.77              1.77              1.88              1.73(a)
Net investment loss                                           (1.34)            (1.41)            (1.42)            (1.23)(a)
Portfolio turnover                                               94                99               112               122
Net assets at end of period (000 Omitted)                    $8,711            $4,417            $1,573              $454
-------------------------------------------------------------------------------------------------------------------------

CLASS R4                                                                               YEARS ENDED 8/31
                                                                    -----------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                     $16.94            $16.84            $15.04
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                $(0.17)           $(0.21)           $(0.04)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     3.68              0.31              1.84
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $3.51             $0.10             $1.80
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                              $0.00(w)          $0.00(w)          $0.00(w)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $20.45            $16.94            $16.84
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   20.72              0.59             11.97(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     1.62              1.62              1.63(a)
Expenses after expense reductions (f)                                      1.52              1.52              1.53(a)
Net investment loss                                                       (1.09)            (1.15)            (0.66)(a)
Portfolio turnover                                                           94                99               112
Net assets at end of period (000 Omitted)                                $4,654            $2,404              $334
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                               YEARS ENDED 8/31
                                                                    -----------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                     $17.01            $16.86            $15.04
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                $(0.12)           $(0.15)           $(0.04)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     3.71              0.30              1.86
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $3.59             $0.15             $1.82
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                              $0.00(w)          $0.00(w)          $0.00(w)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $20.60            $17.01            $16.86
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   21.11              0.89             12.10(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     1.32              1.32              1.32(a)
Expenses after expense reductions (f)                                      1.22              1.22              1.22(a)
Net investment loss                                                       (0.79)            (0.84)            (0.67)(a)
Portfolio turnover                                                           94                99               112
Net assets at end of period (000 Omitted)                               $67,212           $59,999               $56
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                      YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
                                                         2007            2006            2005            2004            2003
Net asset value, beginning of period                   $16.79          $16.73          $13.47          $14.53          $11.99
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.21)         $(0.24)         $(0.20)         $(0.21)         $(0.16)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       3.65            0.30            3.46           (0.85)           2.70
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $3.44           $0.06           $3.26          $(1.06)          $2.54
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)            $0.00(w)        $0.00(w)        $0.00(w)        $0.00(w)          $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $20.23          $16.79          $16.73          $13.47          $14.53
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              20.49            0.36           24.20           (7.30)(b)       21.18
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   1.82            1.83            1.83            1.75            1.84
Expenses after expense reductions (f)                    1.72            1.72            1.73            1.75             N/A
Net investment loss                                     (1.29)          (1.37)          (1.27)          (1.43)          (1.35)
Portfolio turnover                                         94              99             112             122             104
Net assets at end of period (000 Omitted)              $1,715          $1,630          $1,637            $390            $180
-----------------------------------------------------------------------------------------------------------------------------

CLASS 529B                                                                      YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
                                                         2007            2006            2005            2004            2003

Net asset value, beginning of period                   $16.03          $16.07          $13.02          $14.15          $11.75
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.28)         $(0.33)         $(0.28)         $(0.30)         $(0.24)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       3.45            0.29            3.33           (0.83)           2.64
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $3.17          $(0.04)          $3.05          $(1.13)          $2.40
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)            $0.00(w)        $0.00(w)        $0.00(w)        $0.00(w)          $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $19.20          $16.03          $16.07          $13.02          $14.15
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              19.78           (0.25)          23.43           (7.99)(b)       20.43
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.47            2.47            2.47            2.40            2.49
Expenses after expense reductions (f)                    2.37            2.37            2.37            2.40             N/A
Net investment loss                                     (1.94)          (2.02)          (1.93)          (2.07)          (1.99)
Portfolio turnover                                         94              99             112             122             104
Net assets at end of period (000 Omitted)                $239            $211            $177            $135             $84
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                      YEARS ENDED 8/31
                                                   --------------------------------------------------------------------------
                                                         2007            2006            2005            2004            2003
Net asset value, beginning of period                   $16.04          $16.08          $13.03          $14.16          $11.77
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.28)         $(0.34)         $(0.28)         $(0.31)         $(0.24)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       3.45            0.30            3.33           (0.82)           2.63
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $3.17          $(0.04)          $3.05          $(1.13)          $2.39
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)            $0.00(w)        $0.00(w)        $0.00(w)        $0.00(w)          $--
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $19.21          $16.04          $16.08          $13.03          $14.16
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              19.76           (0.25)          23.41           (7.98)(b)       20.31
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.47            2.48            2.47            2.40            2.50
Expenses after expense reductions (f)                    2.37            2.37            2.37            2.40             N/A
Net investment loss                                     (1.94)          (2.02)          (1.93)          (2.08)          (1.99)
Portfolio turnover                                         94              99             112             122             104
Net assets at end of period (000 Omitted)                $323            $332            $333            $240            $147
-----------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), and April 1, 2005
    (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS New Discovery Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

SHORT TERM FEES - The fund charged a 1% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Effective December 1, 2006, the fund no longer charges a redemption fee. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, passive foreign investment companies, and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2007 and August 31, 2006.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/07

          Cost of investments                                 $857,481,336
          ----------------------------------------------------------------
          Gross appreciation                                   $81,123,954
          Gross depreciation                                   (71,319,548)
          ----------------------------------------------------------------
          Net unrealized appreciation (depreciation)            $9,804,406
          Capital loss carryforwards                           (14,168,895)
          Other temporary differences                              (10,625)

As of August 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              08/31/11                                        $(14,168,895)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.80% for the first $1.5 billion of average daily net assets and 0.75% of average daily net assets in excess of $1.5 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. This management fee reduction amounted to $798,273, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.80% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $31,489 and $552 for the year ended August 31, 2007, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE           PLAN (d)          RATE (e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%          $1,491,992
Class B                             0.75%              0.25%              1.00%             1.00%           1,204,786
Class C                             0.75%              0.25%              1.00%             1.00%             474,959
Class R                             0.25%              0.25%              0.50%             0.50%              56,852
Class R1                            0.50%              0.25%              0.75%             0.75%              13,430
Class R2                            0.25%              0.25%              0.50%             0.50%               4,070
Class R3                            0.25%              0.25%              0.50%             0.50%              30,626
Class R4                               --              0.25%              0.25%             0.25%               8,194
Class 529A                          0.25%              0.25%              0.50%             0.35%               6,412
Class 529B                          0.75%              0.25%              1.00%             1.00%               2,416
Class 529C                          0.75%              0.25%              1.00%             1.00%               3,519
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $3,297,256

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2007 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                          AMOUNT

              Class A                                    $14,488
              Class B                                    122,751
              Class C                                      2,442
              Class 529B                                     126
              Class 529C                                       8

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2007, were as follows:

                                                          AMOUNT

              Class 529A                                  $4,580
              Class 529B                                     604
              Class 529C                                     880
              --------------------------------------------------
              Total Program Manager Fees                  $6,064

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $499,520, which equated to 0.0626% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,099,689. The fund may also pay shareholder servicing related costs directly to non-related parties.

Effective May 1, 2007, under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds ("MFS fund-of-funds") and each underlying fund in which a MFS fund-of-funds invests ("underlying funds"), each underlying fund may pay a portion of each MFS fund-of-fund's transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2007, these costs for the fund amounted to $57,034 and are reflected in the shareholder servicing costs on the Statement of Operations.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0184% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:
                                 BEGINNING
                                 OF PERIOD                               ANNUAL
                                  THROUGH    EFFECTIVE     EFFECTIVE      TOTAL
                                  3/31/07      4/01/07      RATE (g)     AMOUNT

Class R1                            0.45%        0.35%        0.35%      $7,119
Class R2                            0.40%        0.25%        0.25%       2,486
Class R3                            0.25%        0.15%        0.15%      12,297
Class R4                            0.15%        0.15%        0.15%       4,916
Class R5                            0.10%        0.10%        0.10%      67,793
-------------------------------------------------------------------------------
Total Retirement Plan
Administration and Services Fees                                        $94,611

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $4,410 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,121. This amount is included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $10,704 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $5,087. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $3,964, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $745,593,069 and $971,027,197, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                    YEAR ENDED                        YEAR ENDED
                                                     8/31/07                           8/31/06
                                             SHARES           AMOUNT           SHARES           AMOUNT

Shares sold
  Class A                                    5,563,012      $111,684,942       7,953,074      $139,051,896
  Class B                                      599,714        11,263,960       1,176,971        19,953,581
  Class C                                      243,280         4,592,254         418,367         7,100,792
  Class I                                    1,789,894        38,201,060       1,827,818        33,352,164
  Class R                                      142,739         2,778,955         236,757         4,181,606
  Class R1                                     197,931         3,755,712          61,944           999,073
  Class R2                                      86,299         1,688,610          20,328           341,919
  Class R3                                     548,671        11,019,354         243,261         4,169,079
  Class R4                                     304,819         6,218,173         171,176         3,009,174
  Class R5                                     980,209        19,651,188       4,426,023        77,317,122
  Class 529A                                     9,115           180,050          11,358           199,860
  Class 529B                                       992            18,369           2,886            46,842
  Class 529C                                     4,298            80,869           3,525            58,773
----------------------------------------------------------------------------------------------------------
                                            10,470,973      $211,133,496      16,553,488      $289,781,881

Shares reacquired
  Class A                                  (10,378,331)    $(206,306,927)    (19,617,262)    $(340,453,738)
  Class B                                   (4,053,017)      (76,486,862)     (5,571,782)      (93,109,606)
  Class C                                     (986,396)      (18,600,876)     (1,106,411)      (18,501,073)
  Class I                                   (3,869,881)      (79,984,656)     (1,248,388)      (22,194,362)
  Class R                                     (452,494)       (9,009,942)       (551,980)       (9,634,623)
  Class R1                                    (116,297)       (2,217,569)        (21,640)         (361,890)
  Class R2                                     (27,164)         (523,644)         (6,398)         (104,910)
  Class R3                                    (380,943)       (7,628,258)        (74,071)       (1,264,874)
  Class R4                                    (219,218)       (4,423,996)        (49,063)         (884,331)
  Class R5                                  (1,244,602)      (24,800,560)       (902,323)      (15,966,127)
  Class 529A                                   (21,408)         (421,946)        (12,151)         (209,557)
  Class 529B                                    (1,740)          (33,317)           (747)          (12,139)
  Class 529C                                    (8,189)         (151,633)         (3,536)          (59,168)
----------------------------------------------------------------------------------------------------------
                                           (21,759,680)    $(430,590,186)    (29,165,752)    $(502,756,398)

Net change
  Class A                                   (4,815,319)     $(94,621,985)    (11,664,188)    $(201,401,842)
  Class B                                   (3,453,303)      (65,222,902)     (4,394,811)      (73,156,025)
  Class C                                     (743,116)      (14,008,622)       (688,044)      (11,400,281)
  Class I                                   (2,079,987)      (41,783,596)        579,430        11,157,802
  Class R                                     (309,755)       (6,230,987)       (315,223)       (5,453,017)
  Class R1                                      81,634         1,538,143          40,304           637,183
  Class R2                                      59,135         1,164,966          13,930           237,009
  Class R3                                     167,728         3,391,096         169,190         2,904,205
  Class R4                                      85,601         1,794,177         122,113         2,124,843
  Class R5                                    (264,393)       (5,149,372)      3,523,700        61,350,995
  Class 529A                                   (12,293)         (241,896)           (793)           (9,697)
  Class 529B                                      (748)          (14,948)          2,139            34,703
  Class 529C                                    (3,891)          (70,764)            (11)             (395)
----------------------------------------------------------------------------------------------------------
                                           (11,288,707)    $(219,456,690)    (12,612,264)    $(212,974,517)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Aggressive Growth Allocation Fund was the owner of record of approximately 9% of the value of outstanding voting shares. In addition, the MFS Lifetime 2020 Fund and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $4,076 and $17,936, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(S) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Thomas Wetherald

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including changes to the portfolio management team in 2005 and the Fund's improved performance in the one-year period. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets up to $1.5 billion and to waive a further portion of its advisory fee on average daily net assets over $1.5 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Fund's effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 Annual report

MFS(R) RESEARCH INTERNATIONAL FUND

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          6
--------------------------------------------------------------
EXPENSE TABLE                                                9
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                    11
--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                         17
--------------------------------------------------------------
STATEMENT OF OPERATIONS                                     20
--------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                         21
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                        23
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               37
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     49
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       50
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               56
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       60
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              60
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     60
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       61
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER
--------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        RIF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                             97.9%
              Cash & Other Net Assets                    2.1%

              TOP TEN HOLDINGS

              BHP Billiton PLC                           2.6%
              -----------------------------------------------
              Royal Dutch Shell PLC, "A"                 2.6%
              -----------------------------------------------
              Nestle S.A.              `                 2.5%
              -----------------------------------------------
              E.ON AG                                    2.5%
              -----------------------------------------------
              TOTAL S.A.                                 2.4%
              -----------------------------------------------
              Linde AG                                   2.2%
              -----------------------------------------------
              HSBC Holdings PLC                          1.9%
              -----------------------------------------------
              Credit Agricole S.A.                       1.8%
              -----------------------------------------------
              WPP Group PLC                              1.8%
              -----------------------------------------------
              Vodafone Group PLC                         1.8%
              -----------------------------------------------

              EQUITY SECTORS

              Financial Services                        27.1%
              -----------------------------------------------
              Utilities & Communications                 9.5%
              -----------------------------------------------
              Energy                                     8.8%
              -----------------------------------------------
              Basic Materials                            7.9%
              -----------------------------------------------
              Health Care                                6.9%
              -----------------------------------------------
              Consumer Staples                           6.8%
              -----------------------------------------------
              Technology                                 6.7%
              -----------------------------------------------
              Industrial Goods & Services                5.7%
              -----------------------------------------------
              Retailing                                  5.4%
              -----------------------------------------------
              Autos & Housing                            4.9%
              -----------------------------------------------
              Special Products & Services                3.9%
              -----------------------------------------------
              Leisure                                    2.7%
              -----------------------------------------------
              Transportation                             1.6%
              -----------------------------------------------

              COUNTRY WEIGHTINGS

              United Kingdom                            19.8%
              -----------------------------------------------
              Japan                                     13.4%
              -----------------------------------------------
              Germany                                   13.2%
              -----------------------------------------------
              France                                    11.9%
              -----------------------------------------------
              Switzerland                               10.6%
              -----------------------------------------------
              Italy                                      4.0%
              -----------------------------------------------
              Netherlands                                2.7%
              -----------------------------------------------
              South Korea                                2.4%
              -----------------------------------------------
              Australia                                  2.2%
              -----------------------------------------------
              Other Countries                           19.8%
              -----------------------------------------------

Percentages are based on net assets as of 08/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2007, Class A shares of the MFS Research International Fund provided a total return of 17.82%, at net asset value. This compares with a return of 19.20% for the fund's benchmark, the MSCI EAFE Index. The fund's other benchmark, the MSCI All Country World (ex-U.S.) Index provided a return of 23.00%.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the stronger growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. Late in the reporting period, continued robust global growth and fears of rising inflationary pressures led global central banks to tighten monetary conditions beyond market expectations, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July and August, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields plummeted and credit spreads widened considerably. Increased market volatility has been exacerbated by U.S. home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor. Despite increased volatility across all asset classes, and the widening in credit spreads, global equity markets have experienced only a mild correction to date.

DETRACTORS FROM PERFORMANCE

For the MFS Research International Fund, security selection in the financial services sector was the primary detractor to performance relative to the MSCI EAFE Index. In particular, our positions in banking and financial services firms Sumitomo Mitsui Financial (Japan) and Shinsei Bank (Japan)(g), and consumer finance firm Aeon Credit Service (Japan), hurt results. Aeon Credit Service was negatively affected by regulatory changes that limit the interest rate credit card companies can charge customers and changes to reserve requirements. We continue to hold the position given its attractive valuation, strong position in the Japanese market, and its exposure to faster emerging economies through its subsidiaries in Hong Kong, Thailand, Taiwan, and Malaysia. Japanese financial firms have also been affected by the recent sub-prime mortgage and asset-backed security woes. Other holdings in the sector that dampened results included bank Credit Agricole (France) and investment management and banking firm UBS (Switzerland).

In the technology sector, the fund's holdings of microchip and electronics manufacturer Samsung Electronics (South Korea)(aa) hurt results as shares suffered from lower demand and pricing pressure on LCD and memory components. Consumer electronics manufacturer Funai Electric (Japan)(aa) also adversely impacted results. Not owning benchmark constituent Nokia (Finland), a mobile phone maker, detracted from results as the stock outperformed the benchmark.

Security selection in the autos and housing sector also held back relative performance over the reporting period, although no individual holdings within this sector were among the top detractors.

Elsewhere, our holdings of pharmaceutical firm GlaxoSmithKline (U.K.) and telecom company Vodafone (U.K.) hurt relative returns.

During the reporting period, our currency exposure was a detractor from the fund's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

CONTRIBUTORS TO PERFORMANCE

The basic materials and health care sectors were the top contributors to performance relative to the MSCI EAFE Index. In the basic materials sector, the fund's shares of strong-performing steel manufacturers Steel Authority of India (India)(aa) and Posco Ads (South Korea)(aa)(g) benefited from access to cheap raw materials in an environment where demand exceeds supply. Also contributing to relative results was our overweighted position in mining giant BHP Billiton (U.K.).

Stock selection in the health care sector helped boost the fund's relative performance over the reporting period. The fund derived solid gains from our investments in biopharmaceutical company Actelion Ltd. (Switzerland)(aa) and healthcare products maker Bayer (Germany). Not owning benchmark constituent AstraZeneca (U.K.), a pharmaceutical firm, also helped as shares of this firm performed poorly relative to the benchmark.

Within the utilities & communications sector, our overweighted position of telecommunications company Telenor A.S.A. (Norway) aided results as this benchmark constituent outperformed the index over the period.

Elsewhere, our holdings in banking firm Unibanco-Uniao de Banco Brasileiros (Brazil)(aa) contributed to relative results. Not owning financial services firm Mizuho Financial (Japan) and integrated oil company BP (U.K.) also helped.

Respectfully,

Jose Luis Garcia                                    Thomas Melendez
Portfolio Manager                                   Portfolio Manager

(aa) Security is not a benchmark constituent.
 (g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  MFS Research       MSCI      MSCI AC World
                  International      EAFE        (ex-U.S.)
                 Fund - Class A     Index          Index

         8/97       $ 9,425        $10,000       $10,000
         8/98         9,795         10,013         9,353
         8/99        12,100         12,619        12,132
         8/00        16,093         13,858        13,567
         8/01        12,591         10,521        10,136
         8/02        11,080          8,976         8,812
         8/03        11,850          9,836         9,889
         8/04        14,653         12,106        12,128
         8/05        17,974         15,023        15,413
         8/06        22,860         18,746        19,334
         8/07        26,935         22,345        23,781

TOTAL RETURNS THROUGH 8/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
        A                 1/02/97             17.82%      19.44%      11.07%
----------------------------------------------------------------------------
        B                 1/02/98             17.08%      18.65%      10.41%
----------------------------------------------------------------------------
        C                 1/02/98             17.05%      18.66%      10.40%
----------------------------------------------------------------------------
        I                 1/02/97             18.27%      19.85%      11.47%
----------------------------------------------------------------------------
        W                 5/01/06             18.15%      19.52%      11.11%
----------------------------------------------------------------------------
        R                12/31/02             17.70%      19.28%      11.00%
----------------------------------------------------------------------------
       R1                 4/01/05             17.00%      19.01%      10.87%
----------------------------------------------------------------------------
       R2                 4/01/05             17.34%      19.20%      10.96%
----------------------------------------------------------------------------
       R3                10/31/03             17.50%      19.12%      10.92%
----------------------------------------------------------------------------
       R4                 4/01/05             17.78%      19.41%      11.06%
----------------------------------------------------------------------------
       R5                 4/01/05             18.13%      19.59%      11.14%
----------------------------------------------------------------------------
      529A                7/31/02             17.51%      19.14%      10.93%
----------------------------------------------------------------------------
      529B                7/31/02             16.78%      18.36%      10.57%
----------------------------------------------------------------------------
      529C                7/31/02             16.79%      18.35%      10.57%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
----------------------------------------------------------------------------
MSCI EAFE Index (f)                           19.20%      20.01%       8.37%
----------------------------------------------------------------------------
MSCI AC World (ex-U.S.) Index (f)             23.00%      21.96%       9.05%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

   Share class
----------------------------------------------------------------------------
        A                                     11.05%      18.04%      10.42%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                     13.08%      18.45%      10.41%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                     16.05%      18.66%      10.40%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------
      529A                                    10.76%      17.74%      10.28%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
      529B                                    12.78%      18.15%      10.57%
With CDSC (Declining over six years from 4% to 0%) (x)
----------------------------------------------------------------------------
      529C                                    15.79%      18.35%      10.57%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Morgan Stanley Capital International (MSCI) All Country World (ex-U.S.) Index
- a market capitalization index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index - a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period, March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value     3/01/07-
Class                       Ratio      3/01/07          8/31/07        8/31/07
--------------------------------------------------------------------------------
         Actual             1.35%     $1,000.00        $1,065.80        $7.03
    A    -----------------------------------------------------------------------
         Hypothetical (h)   1.35%     $1,000.00        $1,018.40        $6.87
--------------------------------------------------------------------------------
         Actual             2.00%     $1,000.00        $1,062.30       $10.40
    B    -----------------------------------------------------------------------
         Hypothetical (h)   2.00%     $1,000.00        $1,015.12       $10.16
--------------------------------------------------------------------------------
         Actual             2.00%     $1,000.00        $1,062.00       $10.39
    C    -----------------------------------------------------------------------
         Hypothetical (h)   2.00%     $1,000.00        $1,015.12       $10.16
--------------------------------------------------------------------------------
         Actual             1.00%     $1,000.00        $1,067.70        $5.21
    I    -----------------------------------------------------------------------
         Hypothetical (h)   1.00%     $1,000.00        $1,020.16        $5.09
--------------------------------------------------------------------------------
         Actual             1.11%     $1,000.00        $1,066.90        $5.78
    W    -----------------------------------------------------------------------
         Hypothetical (h)   1.11%     $1,000.00        $1,019.61        $5.65
--------------------------------------------------------------------------------
         Actual             1.50%     $1,000.00        $1,065.30        $7.81
    R    -----------------------------------------------------------------------
         Hypothetical (h)   1.50%     $1,000.00        $1,017.64        $7.63
--------------------------------------------------------------------------------
         Actual             2.10%     $1,000.00        $1,061.90       $10.91
   R1    -----------------------------------------------------------------------
         Hypothetical (h)   2.10%     $1,000.00        $1,014.62       $10.66
--------------------------------------------------------------------------------
         Actual             1.76%     $1,000.00        $1,063.30        $9.15
   R2    -----------------------------------------------------------------------
         Hypothetical (h)   1.76%     $1,000.00        $1,016.33        $8.94
--------------------------------------------------------------------------------
         Actual             1.65%     $1,000.00        $1,064.50        $8.59
   R3    -----------------------------------------------------------------------
         Hypothetical (h)   1.65%     $1,000.00        $1,016.89        $8.39
--------------------------------------------------------------------------------
         Actual             1.40%     $1,000.00        $1,065.60        $7.29
   R4    -----------------------------------------------------------------------
         Hypothetical (h)   1.40%     $1,000.00        $1,018.15        $7.12
--------------------------------------------------------------------------------
         Actual             1.10%     $1,000.00        $1,067.40        $5.73
   R5    -----------------------------------------------------------------------
         Hypothetical (h)   1.10%     $1,000.00        $1,019.66        $5.60
--------------------------------------------------------------------------------
         Actual             1.60%     $1,000.00        $1,064.40        $8.33
  529A   -----------------------------------------------------------------------
         Hypothetical (h)   1.60%     $1,000.00        $1,017.14        $8.13
--------------------------------------------------------------------------------
         Actual             2.25%     $1,000.00        $1,061.00       $11.69
  529B   -----------------------------------------------------------------------
         Hypothetical (h)   2.25%     $1,000.00        $1,013.86       $11.42
--------------------------------------------------------------------------------
         Actual             2.25%     $1,000.00        $1,061.00       $11.69
  529C   -----------------------------------------------------------------------
         Hypothetical (h)   2.25%     $1,000.00        $1,013.86       $11.42
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.
It is categorized by broad-based asset classes.

Common Stocks - 97.9%
----------------------------------------------------------------------------------------------------
ISSUER                                                        SHARES/PAR                   VALUE ($)
----------------------------------------------------------------------------------------------------
Aerospace - 0.9%
----------------------------------------------------------------------------------------------------
Finmeccanica S.p.A.(l)                                         1,399,310             $    41,010,100
----------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.8%
----------------------------------------------------------------------------------------------------
Heineken N.V. (l)                                                954,840             $    60,469,059
Pernod Ricard S.A. (l)                                           111,628                  23,502,953
                                                                                     ---------------
                                                                                     $    83,972,012
----------------------------------------------------------------------------------------------------
Apparel Manufacturers - 3.7%
----------------------------------------------------------------------------------------------------
Adidas AG (l)                                                  1,243,210             $    73,090,642
Billabong International Ltd. (l)                                 986,358                  12,776,700
Li & Fung Ltd.                                                 7,400,000                  27,425,860
LVMH Moet Hennessy Louis Vuitton S.A. (l)                        574,120                  64,135,731
                                                                                     ---------------
                                                                                     $   177,428,933
----------------------------------------------------------------------------------------------------
Automotive - 3.2%
----------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (l)                                1,048,760             $    63,773,387
Bridgestone Corp.                                              3,460,300                  69,316,548
Compagnie Generale des Etablissements Michelin                   154,637                  19,482,772
                                                                                     ---------------
                                                                                     $   152,572,707
----------------------------------------------------------------------------------------------------
Biotechnology - 0.6%
----------------------------------------------------------------------------------------------------
Actelion Ltd. (a)(l)                                             486,536             $    26,982,793
----------------------------------------------------------------------------------------------------
Broadcasting - 2.7%
----------------------------------------------------------------------------------------------------
Antena 3 de Television S.A. (l)                                1,007,135             $    18,826,877
Grupo Televisa S.A., ADR                                         768,200                  20,019,292
WPP Group PLC                                                  6,164,300                  87,757,952
                                                                                     ---------------
                                                                                     $   126,604,121
----------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.8%
----------------------------------------------------------------------------------------------------
EFG International                                                722,440             $    31,992,832
Nomura Holdings, Inc. (l)                                      3,044,400                  53,887,838
                                                                                     ---------------
                                                                                     $    85,880,670
----------------------------------------------------------------------------------------------------
Business Services - 2.0%
----------------------------------------------------------------------------------------------------
Bunzl PLC                                                      1,681,330             $    23,359,858
Intertek Group PLC                                             1,492,540                  29,555,307
Mitsubishi Corp.                                               1,025,500                  28,866,123
Mitsui & Co. Ltd.                                                731,000                  15,211,415
                                                                                     ---------------
                                                                                     $    96,992,703
----------------------------------------------------------------------------------------------------
Chemicals - 1.6%
----------------------------------------------------------------------------------------------------
Makhteshim-Agan Industries Ltd. (a)                            3,552,900             $    27,298,662
Syngenta AG                                                      264,244                  49,454,158
                                                                                     ---------------
                                                                                     $    76,752,820
----------------------------------------------------------------------------------------------------
Computer Software - 1.1%
----------------------------------------------------------------------------------------------------
SAP AG (l)                                                     1,016,430             $    54,744,535
----------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.2%
----------------------------------------------------------------------------------------------------
HCL Technologies Ltd.                                          1,384,750             $    10,325,916
----------------------------------------------------------------------------------------------------
Conglomerates - 1.9%
----------------------------------------------------------------------------------------------------
Siemens AG (l)                                                   624,090             $    78,391,238
Smiths Group PLC                                                 734,414                  14,616,928
                                                                                     ---------------
                                                                                     $    93,008,166
----------------------------------------------------------------------------------------------------
Construction - 1.7%
----------------------------------------------------------------------------------------------------
CRH PLC                                                          788,340             $    34,156,799
Geberit AG                                                       224,019                  33,006,690
Siam Cement Public Co. Ltd.                                    1,811,900                  13,413,658
                                                                                     ---------------
                                                                                     $    80,577,147
----------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.2%
----------------------------------------------------------------------------------------------------
Kao Corp. (l)                                                  1,650,000             $    46,872,167
Kimberly-Clark de Mexico S.A. de C.V., "A"                     3,325,230                  14,174,919
Reckitt Benckiser PLC                                            820,880                  44,676,647
                                                                                     ---------------
                                                                                     $   105,723,733
----------------------------------------------------------------------------------------------------
Electrical Equipment - 2.5%
----------------------------------------------------------------------------------------------------
LS Industrial Systems Co. Ltd.                                   223,030             $    12,764,946
OMRON Corp.                                                    1,641,800                  43,520,494
Schneider Electric S.A. (l)                                      484,830                  64,406,631
                                                                                     ---------------
                                                                                     $   120,692,071
----------------------------------------------------------------------------------------------------
Electronics - 5.2%
----------------------------------------------------------------------------------------------------
ARM Holdings PLC                                              12,856,490             $    38,174,709
Funai Electric Co. Ltd. (l)                                      302,100                  13,303,199
Konica Minolta Holdings, Inc.                                  1,572,500                  24,684,238
Nippon Electric Glass Co. Ltd.                                 1,749,000                  25,340,604
Royal Philips Electronics N.V                                  1,122,510                  44,246,114
Samsung Electronics Co. Ltd.                                      92,333                  58,160,195
Taiwan Semiconductor Manufacturing Co. Ltd.                   10,291,000                  19,552,900
Venture Corp. Ltd.                                             2,317,000                  23,683,910
                                                                                     ---------------
                                                                                     $   247,145,869
----------------------------------------------------------------------------------------------------
Energy - Independent - 1.2%
----------------------------------------------------------------------------------------------------
INPEX Holdings, Inc. (l)                                           2,820             $    25,810,128
OMV AG                                                           236,200                  14,659,014
PTT Public Co. Ltd.                                            2,185,500                  18,600,000
                                                                                     ---------------
                                                                                     $    59,069,142
----------------------------------------------------------------------------------------------------
Energy - Integrated - 7.1%
----------------------------------------------------------------------------------------------------
OAO Gazprom, ADR                                                 735,220             $    30,548,391
Petroleo Brasileiro S.A., ADR                                    375,730                  23,235,143
Royal Dutch Shell PLC, "A"                                     3,142,850                 121,997,912
Statoil A.S.A. (l)                                             1,723,490                  49,688,756
TOTAL S.A                                                      1,516,090                 114,128,405
                                                                                     ---------------
                                                                                     $   339,598,607
----------------------------------------------------------------------------------------------------
Food & Beverages - 2.8%
----------------------------------------------------------------------------------------------------
Nestle S.A                                                       277,781             $   120,829,332
Nong Shim Co. Ltd.                                                43,347                  11,087,962
                                                                                     ---------------
                                                                                     $   131,917,294
----------------------------------------------------------------------------------------------------
Insurance - 2.7%
----------------------------------------------------------------------------------------------------
AXA                                                            2,052,200             $    82,233,958
Suncorp-Metway Ltd.                                            2,732,309                  44,882,881
                                                                                     ---------------
                                                                                     $   127,116,839
----------------------------------------------------------------------------------------------------
Internet - 0.2%
----------------------------------------------------------------------------------------------------
Universo Online S.A., IPS (a)                                  1,668,500             $     9,127,201
----------------------------------------------------------------------------------------------------
Machinery & Tools - 2.3%
----------------------------------------------------------------------------------------------------
Bucyrus International, Inc. (l)                                  759,900             $    47,486,151
GEA Group AG (a)                                               1,072,450                  34,630,749
KOMATSU Ltd.                                                     967,000                  29,807,797
                                                                                     ---------------
                                                                                     $   111,924,697
----------------------------------------------------------------------------------------------------
Major Banks - 14.3%
----------------------------------------------------------------------------------------------------
Barclays PLC                                                   5,274,980             $    65,257,945
BNP Paribas (l)                                                  603,023                  63,609,726
BOC Hong Kong Holdings Ltd.                                   21,125,500                  50,715,830
Credit Agricole S.A. (l)                                       2,337,474                  88,219,185
Deutsche Postbank AG (l)                                         443,050                  32,126,550
Erste Bank der Oesterreichischen Sparkassen AG (l)               574,778                  41,654,949
Royal Bank of Scotland Group PLC                               6,888,955                  79,807,074
Standard Bank Group Ltd.                                       1,672,330                  24,482,208
Standard Chartered PLC                                         1,718,302                  53,013,800
Sumitomo Mitsui Financial Group, Inc.                              9,301                  73,482,839
Unibanco - Uniao de Bancos Brasileiros S.A., GDR                 329,640                  36,781,231
UniCredito Italiano S.p.A. (l)                                 8,648,990                  73,993,294
                                                                                     ---------------
                                                                                     $   683,144,631
----------------------------------------------------------------------------------------------------
Metals & Mining - 3.9%
----------------------------------------------------------------------------------------------------
BHP Billiton PLC                                               4,212,500             $   123,934,784
Steel Authority of India Ltd.                                 15,001,435                  61,804,077
                                                                                     ---------------
                                                                                     $   185,738,861
----------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.9%
----------------------------------------------------------------------------------------------------
Gaz de France (l)                                                437,061             $    21,914,237
Tokyo Gas Co. Ltd. (l)                                         4,241,390                  21,057,715
                                                                                     ---------------
                                                                                     $    42,971,952
----------------------------------------------------------------------------------------------------
Oil Services - 0.5%
----------------------------------------------------------------------------------------------------
Saipem S.p.A                                                     649,830             $    24,312,901
----------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 7.9%
----------------------------------------------------------------------------------------------------
Aeon Credit Service Co. Ltd.                                   1,854,700             $    22,836,439
Anglo Irish Bank Corp. PLC                                     1,223,800                  22,910,452
Bank of Cyprus Public Co. Ltd.                                 1,168,516                  19,519,182
CSU Cardsystem S.A. (a)                                        1,538,540                   6,274,953
Hana Financial Group, Inc.                                       674,100                  31,899,856
HSBC Holdings PLC                                              5,039,916                  91,161,980
Macquarie Bank Ltd. (l)                                          610,939                  36,597,943
Sapporo Hokuyo Holdings, Inc.                                      1,803                  19,304,235
UBS AG                                                         1,508,687                  78,675,011
Unione di Banche Italiane Scpa                                 1,970,775                  50,373,991
                                                                                     ---------------
                                                                                     $   379,554,042
----------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.3%
----------------------------------------------------------------------------------------------------
Astellas Pharma, Inc.                                            758,600             $    35,174,045
Bayer AG (l)                                                     650,290                  51,318,282
GlaxoSmithKline PLC                                            1,912,640                  49,946,034
Novartis AG (l)                                                1,628,130                  85,914,483
Roche Holding AG                                                 451,390                  78,463,621
                                                                                     ---------------
                                                                                     $   300,816,465
----------------------------------------------------------------------------------------------------
Precious Metals & Minerals - 0.2%
----------------------------------------------------------------------------------------------------
Paladin Resources Ltd. (a)                                     2,015,683             $     9,982,739
----------------------------------------------------------------------------------------------------
Railroad & Shipping - 1.1%
----------------------------------------------------------------------------------------------------
East Japan Railway Co.                                             6,319             $    50,359,945
----------------------------------------------------------------------------------------------------
Real Estate - 0.4%
----------------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG (l)                                  387,500             $    21,277,139
----------------------------------------------------------------------------------------------------
Specialty Chemicals - 2.2%
----------------------------------------------------------------------------------------------------
Linde AG (l)                                                     896,730             $   105,257,600
----------------------------------------------------------------------------------------------------
Specialty Stores - 1.7%
----------------------------------------------------------------------------------------------------
Fast Retailing Co. Ltd. (l)                                      726,000             $    42,563,917
NEXT PLC                                                         970,740                  37,799,252
                                                                                     ---------------
                                                                                     $    80,363,169
----------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 3.0%
----------------------------------------------------------------------------------------------------
America Movil S.A.B. de C.V., "L", ADR                           396,030             $    23,943,974
Philippine Long Distance Telephone Co.                           319,550                  18,229,593
Rogers Communications, Inc., "B"                                 341,330                  15,523,235
Vodafone Group PLC                                            26,916,610                  86,735,153
                                                                                     ---------------
                                                                                     $   144,431,955
----------------------------------------------------------------------------------------------------
Telephone Services - 2.6%
----------------------------------------------------------------------------------------------------
Hellenic Telecommunications Organization S.A                     582,930             $    19,061,810
Telefonica S.A. (l)                                            2,590,530                  64,309,256
Telenor A.S.A                                                  1,302,840                  24,034,751
TELUS Corp.                                                      361,970                  19,162,109
                                                                                     ---------------
                                                                                     $   126,567,926
----------------------------------------------------------------------------------------------------
Trucking - 0.5%
----------------------------------------------------------------------------------------------------
TNT N.V. (l)                                                     549,610             $    23,214,151
----------------------------------------------------------------------------------------------------
Utilities - Electric Power - 3.0%
----------------------------------------------------------------------------------------------------
E.ON AG (l)                                                      709,510             $   119,050,006
SUEZ S.A. (l)                                                    465,258                  26,459,570
                                                                                     ---------------
                                                                                     $   145,509,576
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $4,116,751,341)                                $ 4,682,671,128
----------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.6% (y)
----------------------------------------------------------------------------------------------------
Abbey National North America LLC, 5.313%, due 9/04/07    $     2,910,000             $     2,908,712
American Express Credit Corp., 5.18%, due 9/04/07             23,784,000                  23,773,733
Citigroup Funding, Inc., 5.25%, due 9/04/07                    3,049,000                   3,047,666
----------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST AND VALUE                            $    29,730,111
----------------------------------------------------------------------------------------------------
Repurchase Agreements - 0.1%
----------------------------------------------------------------------------------------------------
Merrill Lynch, 5.3%, dated 8/31/07, due 9/04/07, total to be received $1,260,742 (secured by U.S. Treasury and Federal
Agency obligations and Mortgage Backed securities
in a jointly traded account), at Cost                    $     1,260,000             $     1,260,000
----------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 11.6%
----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                  554,955,445             $   554,955,445
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $4,702,696,897) (k)                              $ 5,268,616,684
----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (10.2)%                                                (486,136,912)
----------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                  $ 4,782,479,772
----------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(k) As of August 31, 2007, the fund had one security that was fair valued, aggregating $27,298,662 and 0.52% of market value, in accordance with the policies adopted by the Board of Trustees.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt
GDR  Global Depository Receipt
IPS  International Preference Stock

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $532,709,773 of securities
on loan (identified cost, $4,702,696,897)                        $5,268,616,684
Cash                                                                        361
Foreign currency, at value (identified cost, $22,599,742)            22,411,042
Receivable for investments sold                                      61,196,738
Receivable for fund shares sold                                      20,468,301
Interest and dividends receivable                                    11,187,024
Other Assets                                                             17,413
-------------------------------------------------------------------------------------------------------
Total assets                                                                             $5,383,897,563
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                   $38,736,715
Payable for fund shares reacquired                                    2,189,708
Collateral for securities loaned, at value (c)                      554,955,445
Payable to affiliates
  Management fee                                                        196,623
  Shareholder servicing costs                                         1,488,934
  Distribution and service fees                                          59,346
  Administrative services fee                                             3,077
  Program manager fees                                                       49
  Retirement plan administration and services fees                        1,942
Payable for independent trustees' compensation                           35,957
Accrued expenses and other liabilities                                3,749,995
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $601,417,791
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $4,782,479,772
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $3,774,698,649
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies
(net of $2,593,963 deferred country tax)                            563,041,748
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       388,477,611
Undistributed net investment income                                  56,261,764
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $4,782,479,772
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   230,716,228
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares:
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $1,813,832,587
  Shares outstanding                                                 88,210,476
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $20.56
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $21.81
-------------------------------------------------------------------------------------------------------

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $185,669,682
  Shares outstanding                                                  9,466,770
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.61
-------------------------------------------------------------------------------------------------------

Class C shares:
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $200,490,960
  Shares outstanding                                                 10,270,031
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.52
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $2,210,257,207
  Shares outstanding                                                104,565,108
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $21.14
-------------------------------------------------------------------------------------------------------

Class W shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $10,272,310
  Shares outstanding                                                    499,480
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.57
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $69,152,087
  Shares outstanding                                                  3,392,071
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.39
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $5,440,766
  Shares outstanding                                                    280,741
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.38
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $5,072,936
  Shares outstanding                                                    260,238
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.49
-------------------------------------------------------------------------------------------------------

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $36,143,039
  Shares outstanding                                                  1,794,813
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.14
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $64,331,647
  Shares outstanding                                                  3,143,206
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.47
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $178,238,229
  Shares outstanding                                                  8,653,404
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $20.60
-------------------------------------------------------------------------------------------------------

Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,059,634
  Shares outstanding                                                    101,247
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $20.34
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $21.58
-------------------------------------------------------------------------------------------------------

Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $581,070
  Shares outstanding                                                     30,092
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.31
-------------------------------------------------------------------------------------------------------

Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $937,618
  Shares outstanding                                                     48,551
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $19.31
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C,
Class 529B, and Class 529C shares.

(c) Non-cash collateral not included.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                         $116,508,340
  Interest                                                             5,750,086
  Foreign taxes withheld                                              (9,976,587)
------------------------------------------------------------------------------------------------------
Total investment income                                                                   $112,281,839
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $32,997,482
  Distribution and service fees                                       10,268,188
  Program manager fees                                                     8,155
  Shareholder servicing costs                                          5,613,018
  Administrative services fee                                            597,392
  Retirement plan administration and services fees                       275,324
  Independent trustees' compensation                                      64,069
  Custodian fee                                                        2,373,094
  Shareholder communications                                             203,730
  Auditing fees                                                           50,587
  Legal fees                                                              64,506
  Miscellaneous                                                          483,320
------------------------------------------------------------------------------------------------------
Total expenses                                                                             $52,998,865
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (137,265)
  Reduction of expenses by investment adviser                            (34,554)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               $52,827,046
------------------------------------------------------------------------------------------------------
Net investment income                                                                      $59,454,793
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $9,030 country tax)               $521,480,087
  Foreign currency transactions                                      (2,212,799)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                     $519,267,288
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (net of $2,593,963 increase in deferred country tax)   $92,107,788
  Translation of assets and liabilities in foreign currencies           (284,270)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency
translation                                                                                $91,823,518
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $611,090,806
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $670,545,599
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                           YEARS ENDED 8/31
                                                               ----------------------------------------
                                                                        2007                       2006

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                            $59,454,793                $30,991,305
Net realized gain (loss) on investments and foreign
currency transactions                                            519,267,288                379,594,014
Net unrealized gain (loss) on investments and foreign
currency translation                                              91,823,518                209,290,585
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                            $670,545,599               $619,875,904
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                       $(16,967,603)               $(7,372,365)
  Class B                                                         (1,072,793)                  (226,370)
  Class C                                                         (1,096,339)                  (254,257)
  Class I                                                        (24,753,020)                (9,060,373)
  Class W                                                            (24,752)                        --
  Class R                                                           (787,598)                  (303,000)
  Class R1                                                           (19,857)                    (2,858)
  Class R2                                                           (14,104)                    (1,155)
  Class R3                                                          (173,134)                   (29,271)
  Class R4                                                          (225,637)                    (1,034)
  Class R5                                                        (2,054,416)                      (523)
  Class 529A                                                         (17,590)                    (4,962)
  Class 529B                                                          (2,810)                       (80)
  Class 529C                                                          (3,613)                       (10)

Statements of Changes in Net Assets - continued

From net realized gain on investments and foreign
currency transactions
  Class A                                                      $(141,613,840)              $(80,787,062)
  Class B                                                        (19,000,322)               (12,159,865)
  Class C                                                        (17,352,910)                (9,704,848)
  Class I                                                       (163,196,758)               (70,748,663)
  Class W                                                           (166,668)                        --
  Class R                                                         (7,397,422)                (3,873,527)
  Class R1                                                          (244,118)                   (33,799)
  Class R2                                                          (125,262)                   (13,584)
  Class R3                                                        (1,606,783)                  (346,752)
  Class R4                                                        (1,723,640)                    (9,270)
  Class R5                                                       (14,271,300)                    (4,369)
  Class 529A                                                        (171,280)                   (70,615)
  Class 529B                                                         (44,384)                   (15,904)
  Class 529C                                                         (75,790)                   (39,146)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                   $(414,203,743)             $(195,063,662)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions             $1,060,147,793               $931,454,179
-------------------------------------------------------------------------------------------------------
Total change in net assets                                    $1,316,489,649             $1,356,266,421
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                         3,465,990,123              2,109,723,702
At end of period (including undistributed net investment
income of $56,261,764 and $44,576,374, respectively)          $4,782,479,772             $3,465,990,123
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                       YEARS ENDED 8/31
                                         ----------------------------------------------------------------------------------
                                                 2007              2006              2005             2004             2003

Net asset value, beginning of period           $19.44            $16.65            $14.25           $11.53           $10.78
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                     $0.26             $0.19             $0.12            $0.10            $0.04
  Net realized and unrealized gain (loss)
  on investments and foreign currency            3.03              4.08              3.04             2.63             0.71
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $3.29             $4.27             $3.16            $2.73            $0.75
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
  From net investment income                   $(0.23)           $(0.12)           $(0.08)          $(0.01)             $--
  From net realized gain on investments
  and foreign currency transactions             (1.94)            (1.36)            (0.68)              --               --
---------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                   $(2.17)           $(1.48)           $(0.76)          $(0.01)             $--
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $20.56            $19.44            $16.65           $14.25           $11.53
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                      17.82             27.18             22.67            23.65             6.96
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)           1.34              1.43              1.52             1.61             1.80
Expenses after expense reductions (f)            1.34              1.43              1.55(e)          1.67(e)          1.75
Net investment income                            1.28              1.06              0.80             0.75             0.36
Portfolio turnover                                 66                85                79              102               96
Net assets at end of period
(000 Omitted)                              $1,813,833        $1,344,754          $958,878         $593,574         $387,732
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                         YEARS ENDED 8/31
                                             ---------------------------------------------------------------------------------
                                                     2007              2006             2005              2004            2003

Net asset value, beginning of period               $18.63            $16.02           $13.76            $11.19          $10.54
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.11             $0.07            $0.01             $0.02          $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.92              3.93             2.93              2.55            0.68
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $3.03             $4.00            $2.94             $2.57           $0.65
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.11)           $(0.03)          $(0.00)(w)           $--             $--
  From net realized gain on investments and
  foreign currency transactions                     (1.94)            (1.36)           (0.68)               --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                       $(2.05)           $(1.39)          $(0.68)              $--             $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.61            $18.63           $16.02            $13.76          $11.19
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          17.08             26.36            21.77             22.97            6.17
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.99              2.08             2.17              2.25            2.45
Expenses after expense reductions (f)                1.99              2.08             2.20(e)           2.31(e)         2.40
Net investment income (loss)                         0.55              0.40             0.08              0.12           (0.32)
Portfolio turnover                                     66                85               79               102              96
Net assets at end of period
(000 Omitted)                                    $185,670          $184,341         $141,515          $116,165         $88,177
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                         YEARS ENDED 8/31
                                             ---------------------------------------------------------------------------------
                                                     2007              2006             2005              2004            2003

Net asset value, beginning of period               $18.57            $15.98           $13.73            $11.17          $10.52
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.12             $0.07            $0.02             $0.02          $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                2.89              3.92             2.92              2.54            0.68
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $3.01             $3.99            $2.94             $2.56           $0.65
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.12)           $(0.04)          $(0.01)              $--             $--
  From net realized gain on investments and
  foreign currency transactions                     (1.94)            (1.36)           (0.68)               --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                       $(2.06)           $(1.40)          $(0.69)              $--             $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.52            $18.57           $15.98            $13.73          $11.17
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          17.05             26.38            21.84             22.92            6.18
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.99              2.08             2.17              2.25            2.45
Expenses after expense reductions (f)                1.99              2.08             2.20(e)           2.31(e)         2.40
Net investment income (loss)                         0.62              0.41             0.13              0.15           (0.32)
Portfolio turnover                                     66                85               79               102              96
Net assets at end of period
(000 Omitted)                                    $200,491          $158,564         $109,347           $75,580         $46,022
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                       YEARS ENDED 8/31
                                         -------------------------------------------------------------------------------------
                                                  2007                2006             2005              2004             2003

Net asset value, beginning of period            $19.92              $17.02           $14.54            $11.75           $10.95
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.34               $0.26            $0.19             $0.16            $0.10
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.11                4.17             3.10              2.66             0.70
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $3.45               $4.43            $3.29             $2.82            $0.80
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                    $(0.29)             $(0.17)          $(0.13)           $(0.03)             $--
  From net realized gain on investments
  and foreign currency transactions              (1.94)              (1.36)           (0.68)               --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared
to shareholders                                 $(2.23)             $(1.53)          $(0.81)           $(0.03)             $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $21.14              $19.92           $17.02            $14.54           $11.75
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                          18.27               27.61            23.09             24.05             7.31
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            0.99                1.08             1.17              1.26             1.45
Expenses after expense reductions (f)             0.99                1.08             1.20(e)           1.32(e)          1.40
Net investment income                             1.64                1.41             1.18              1.18             0.95
Portfolio turnover                                  66                  85               79               102               96
Net assets at end of period
(000 Omitted)                               $2,210,257          $1,565,596         $851,484          $469,181         $232,328
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS W                                                                              YEARS ENDED 8/31
                                                                              -----------------------------
                                                                                     2007           2006(i)

Net asset value, beginning of period                                               $19.45            $19.54
-----------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.35             $0.04
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           3.00             (1.13)(g)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $3.35            $(0.09)
-----------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.29)              $--
  From net realized gain on investments and foreign currency transactions           (1.94)               --
-----------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(2.23)              $--
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $20.57            $19.45
-----------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             18.15             (0.46)(n)
-----------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.10              1.20(a)
Expenses after expense reductions (f)                                                1.10              1.20(a)
Net investment income                                                                1.78              1.02(a)
Portfolio turnover                                                                     66                85
Net assets at end of period (000 Omitted)                                         $10,272            $1,033
-----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                          YEARS ENDED 8/31
                                               ----------------------------------------------------------------------------
                                                      2007             2006            2005             2004         2003(i)

Net asset value, beginning of period                $19.29           $16.54          $14.20           $11.52          $10.32
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.22            $0.17           $0.11            $0.09          $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 3.03             4.05            3.01             2.61            1.21
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.25            $4.22           $3.12            $2.70           $1.20
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.21)          $(0.11)         $(0.10)          $(0.02)            $--
  From net realized gain on investments and
  foreign currency transactions                      (1.94)           (1.36)          (0.68)              --              --
----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(2.15)          $(1.47)         $(0.78)          $(0.02)            $--
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $20.39           $19.29          $16.54           $14.20          $11.52
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              17.70            26.98           22.40            23.50           11.63(n)
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.49             1.58            1.66             1.75            1.95(a)
Expenses after expense reductions (f)                 1.49             1.58            1.69(e)          1.81(e)         1.90(a)
Net investment income (loss)                          1.11             0.95            0.73             0.69           (0.09)(a)
Portfolio turnover                                      66               85              79              102              96
Net assets at end of period
(000 Omitted)                                      $69,152          $69,507         $44,300          $19,596          $4,810
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                              YEARS ENDED 8/31
                                                                  -----------------------------------------------
                                                                         2007              2006           2005(i)

Net asset value, beginning of period                                   $18.49            $16.02            $15.07
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.12             $0.11             $0.03
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                    2.87              3.84              0.92
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                        $2.99             $3.95             $0.95
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.16)           $(0.12)              $--
  From net realized gain on investments
  and foreign currency transactions                                     (1.94)            (1.36)               --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(2.10)           $(1.48)              $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $19.38            $18.49            $16.02
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 17.00             26.12              6.30(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   2.14              2.26              2.36(a)
Expenses after expense reductions (f)                                    2.09              2.16              2.39(a)(e)
Net investment income                                                    0.64              0.65              0.46(a)
Portfolio turnover                                                         66                85                79
Net assets at end of period (000 Omitted)                              $5,441            $2,027              $171
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                              YEARS ENDED 8/31
                                                                  -----------------------------------------------
                                                                         2007              2006           2005(i)

Net asset value, beginning of period                                   $18.59            $16.04            $15.07
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.19             $0.14             $0.06
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                    2.87              3.89              0.91
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                        $3.06             $4.03             $0.97
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.22)           $(0.12)              $--
  From net realized gain on investments
  and foreign currency transactions                                     (1.94)            (1.36)               --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(2.16)           $(1.48)              $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $19.49            $18.59            $16.04
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 17.34             26.63              6.44(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   1.80              1.96              2.04(a)
Expenses after expense reductions (f)                                    1.75              1.82              2.07(a)(e)
Net investment income                                                    1.03              0.83              1.12(a)
Portfolio turnover                                                         66                85                79
Net assets at end of period (000 Omitted)                              $5,073            $1,021              $178
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                              YEARS ENDED 8/31
                                                         -----------------------------------------------------------------
                                                                2007              2006              2005           2004(i)

Net asset value, beginning of period                          $19.11            $16.43            $14.16            $12.71
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                    $0.22             $0.15             $0.11             $0.02
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           2.96              4.01              2.96              1.46
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               $3.18             $4.16             $3.07             $1.48
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                                  $(0.21)           $(0.12)           $(0.12)           $(0.03)
  From net realized gain on investments
  and foreign currency transactions                            (1.94)            (1.36)            (0.68)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $(2.15)           $(1.48)           $(0.80)           $(0.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $20.14            $19.11            $16.43            $14.16
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                        17.50             26.79             22.13             11.69(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                          1.69              1.82              1.92              2.01(a)
Expenses after expense reductions (f)                           1.64              1.73              1.95(e)           2.07(a)(e)
Net investment income                                           1.13              0.83              0.74              0.18(a)
Portfolio turnover                                                66                85                79               102
Net assets at end of period (000 Omitted)                    $36,143           $13,799            $2,357              $431
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                                              YEARS ENDED 8/31

                                                                  -----------------------------------------------
                                                                         2007              2006           2005(i)

Net asset value, beginning of period                                   $19.39            $16.65            $15.62
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                             $0.31             $0.25             $0.12
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                    2.96              4.00              0.91
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                        $3.27             $4.25             $1.03
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                           $(0.25)           $(0.15)              $--
  From net realized gain on investments
  and foreign currency transactions                                     (1.94)            (1.36)               --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $(2.19)           $(1.51)              $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $20.47            $19.39            $16.65
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 17.78             27.07              6.59(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   1.39              1.47              1.55(a)
Expenses after expense reductions (f)                                    1.39              1.47              1.58(a)(e)
Net investment income                                                    1.54              1.42              1.79(a)
Portfolio turnover                                                         66                85                79
Net assets at end of period (000 Omitted)                             $64,332           $12,796               $53
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                             YEARS ENDED 8/31
                                                                -------------------------------------------------
                                                                        2007               2006           2005(i)

Net asset value, beginning of period                                  $19.47             $16.67            $15.62
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                            $0.32              $0.33             $0.14
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                   3.03               3.99              0.91
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $3.35              $4.32             $1.05
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                          $(0.28)            $(0.16)              $--
  From net realized gain on investments
  and foreign currency transactions                                    (1.94)             (1.36)               --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(2.22)            $(1.52)              $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $20.60             $19.47            $16.67
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                18.13              27.50              6.72(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                  1.09               1.17              1.25(a)
Expenses after expense reductions (f)                                   1.09               1.17              1.28(a)(e)
Net investment income                                                   1.56               1.82              2.09(a)
Portfolio turnover                                                        66                 85                79
Net assets at end of period (000 Omitted)                           $178,238           $109,993               $53
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                        YEARS ENDED 8/31
                                                 -----------------------------------------------------------------------------
                                                        2007             2006            2005             2004            2003

Net asset value, beginning of period                  $19.27           $16.53          $14.18           $11.50          $10.78
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                            $0.20            $0.16           $0.10            $0.08           $0.03
  Net realized and unrealized gain (loss)
  on investments and foreign currency                   3.01             4.04            3.01             2.61            0.69
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $3.21            $4.20           $3.11            $2.69           $0.72
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                          $(0.20)          $(0.10)         $(0.08)          $(0.01)            $--
  From net realized gain on investments
  and foreign currency transactions                    (1.94)           (1.36)          (0.68)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders          $(2.14)          $(1.46)         $(0.76)          $(0.01)            $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.34           $19.27          $16.53           $14.18          $11.50
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             17.51            26.86           22.35            23.39            6.68
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  1.59             1.68            1.76             1.85            2.05
Expenses after expense reductions (f)                   1.59             1.68            1.79(e)          1.91(e)         2.00
Net investment income                                   1.01             0.88            0.65             0.62            0.30
Portfolio turnover                                        66               85              79              102              96
Net assets at end of period (000 Omitted)             $2,060           $1,552            $760             $332            $112
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                       YEARS ENDED 8/31
                                                ------------------------------------------------------------------------------
                                                       2007             2006            2005             2004             2003

Net asset value, beginning of period                 $18.43           $15.88          $13.68           $11.17           $10.54
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                    $0.08            $0.03          $(0.02)          $(0.00)(w)       $(0.05)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                  2.86             3.89            2.91             2.51             0.68
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $2.94            $3.92           $2.89            $2.51            $0.63
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                         $(0.12)          $(0.01)         $(0.01)             $--              $--
  From net realized gain on investments
  and foreign currency transactions                   (1.94)           (1.36)          (0.68)              --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders         $(2.06)          $(1.37)         $(0.69)             $--              $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $19.31           $18.43          $15.88           $13.68           $11.17
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            16.78            26.06           21.54            22.47             5.98
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 2.24             2.33            2.42             2.50             2.70
Expenses after expense reductions (f)                  2.24             2.33            2.45(e)          2.56(e)          2.65
Net investment income (loss)                           0.42             0.15           (0.13)           (0.03)           (0.43)
Portfolio turnover                                       66               85              79              102               96
Net assets at end of period (000 Omitted)              $581             $356            $174             $110              $41
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                       YEARS ENDED 8/31
                                               -------------------------------------------------------------------------------
                                                      2007             2006             2005             2004             2003

Net asset value, beginning of period                $18.40           $15.86           $13.66           $11.14           $10.52
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.08            $0.03           $(0.01)          $(0.00)(w)       $(0.04)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 2.86             3.87             2.90             2.52             0.66
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $2.94            $3.90            $2.89            $2.52            $0.62
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.09)          $(0.00)(w)       $(0.01)             $--              $--
  From net realized gain on investments and
  foreign currency transactions                      (1.94)           (1.36)           (0.68)              --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(2.03)          $(1.36)          $(0.69)             $--              $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $19.31           $18.40           $15.86           $13.66           $11.14
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           16.79            25.98            21.53            22.62             5.89
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.24             2.33             2.42             2.49             2.70
Expenses after expense reductions (f)                 2.24             2.33             2.45(e)          2.55(e)          2.65
Net investment income (loss)                          0.40             0.16            (0.07)           (0.02)           (0.36)
Portfolio turnover                                      66               85               79              102               96
Net assets at end of period (000 Omitted)             $938             $650             $454             $280              $81
------------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), April 1, 2005 (Classes
    R1, R2, R4, and R5) and May 1, 2006 (Class W) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Research International Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2007, the value of securities loaned was $532,709,773. These loans were collateralized by cash of $554,955,445 and U.S. Treasury obligations of $2,070,662.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign currency transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

                                              8/31/07             8/31/06

Ordinary income (including any
short-term capital gains)                $214,389,394        $104,557,669
Long-term capital gain                    199,814,349          90,505,993
-------------------------------------------------------------------------
Total distributions                      $414,203,743        $195,063,662

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/07

          Cost of investments                              $4,706,611,804
          ---------------------------------------------------------------
          Gross appreciation                                 $686,757,855
          Gross depreciation                                 (124,752,975)
          ---------------------------------------------------------------
          Net unrealized appreciation (depreciation)         $562,004,880
          Undistributed ordinary income                       197,395,067
          Undistributed long-term capital gain                251,952,279
          Other temporary differences                          (3,571,103)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.0 billion of average daily net assets         0.90%
          Next $1.0 billion of average daily net assets          0.80%
          Average daily net assets in excess of $2.0 billion     0.70%

The management fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.77% of the fund's average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund's average daily net assets. This written agreement will continue through December 31, 2007 unless changed or rescinded by the fund's Board of Trustees. For the year ended August 31, 2007, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $200,803 and $1,402 for the year ended
August 31, 2007, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE           PLAN (d)          RATE (e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%          $5,737,906
Class B                             0.75%              0.25%              1.00%             1.00%           1,970,268
Class C                             0.75%              0.25%              1.00%             1.00%           1,898,198
Class W                             0.10%                 --              0.10%             0.10%               3,878
Class R                             0.25%              0.25%              0.50%             0.50%             398,390
Class R1                            0.50%              0.25%              0.75%             0.75%              24,312
Class R2                            0.25%              0.25%              0.50%             0.50%              11,318
Class R3                            0.25%              0.25%              0.50%             0.50%             118,618
Class R4                               --              0.25%              0.25%             0.25%              85,121
Class 529A                          0.25%              0.25%              0.50%             0.35%               6,699
Class 529B                          0.75%              0.25%              1.00%             1.00%               5,008
Class 529C                          0.75%              0.25%              1.00%             1.00%               8,472
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                       $10,268,188

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2007 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                          AMOUNT

              Class A                                     $29,040
              Class B                                     152,127
              Class C                                      21,731
              Class 529B                                      115
              Class 529C                                       46

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2007, were as follows:

                                                          AMOUNT

              Class 529A                                  $4,785
              Class 529B                                   1,252
              Class 529C                                   2,118
              --------------------------------------------------
              Total Program Manager Fees                  $8,155

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $2,589,679, which equated to 0.0604% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended
August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,546,684. The fund may also pay shareholder servicing related costs directly to non-related parties.

Effective May 1, 2007, under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds ("MFS fund-of-funds") and each underlying fund in which a MFS fund-of-funds invests ("underlying funds"), each underlying fund may pay a portion of each MFS fund-of-fund's transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2007, these costs for the fund amounted to $372,781 and are reflected in the shareholder servicing costs on the Statement of Operations.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0139% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                         BEGINNING OF                                  ANNUAL
                                       PERIOD THROUGH           EFFECTIVE           EFFECTIVE               TOTAL
                                              3/31/07             4/01/07            RATE (g)              AMOUNT

Class R1                                        0.45%               0.35%               0.35%             $12,846
Class R2                                        0.40%               0.25%               0.25%               6,891
Class R3                                        0.25%               0.15%               0.15%              46,424
Class R4                                        0.15%               0.15%               0.15%              51,072
Class R5                                        0.10%               0.10%               0.10%             158,091
-----------------------------------------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                                                   $275,324

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $13,571 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $543. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $6,007. Both amounts are included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $35,604 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $26,670. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $20,983, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,414,972,380 and $2,778,158,270, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                  YEAR ENDED                           YEAR ENDED
                                                    8/31/07                            8/31/06(i)
                                          SHARES             AMOUNT            SHARES            AMOUNT
Shares sold

  Class A                                 41,290,726        $828,064,496      30,630,255        $556,734,183
  Class B                                  2,473,005          47,089,337       3,401,167          59,298,455
  Class C                                  3,435,528          65,446,773       3,025,371          52,468,875
  Class I                                 22,548,390         461,671,400      30,755,216         581,780,278
  Class W                                    494,011          10,111,792          53,111           1,031,086
  Class R                                  1,997,921          39,719,864       1,713,782          30,827,673
  Class R1                                   338,647           6,374,881         118,411           2,100,359
  Class R2                                   299,623           5,755,095          46,997             846,131
  Class R3                                 2,178,813          42,475,221         805,222          14,237,540
  Class R4                                 3,750,623          74,887,435         737,220          13,528,900
  Class R5                                 5,937,198         122,889,097       6,785,761         117,544,808
  Class 529A                                  22,711             448,508          35,512             640,671
  Class 529B                                   9,906             186,302           7,849             136,554
  Class 529C                                  17,209             324,653           7,149             123,841
-------------------------------------------------------------------------------------------------------------
                                          84,794,311      $1,705,444,854      78,123,023      $1,431,299,354

Shares issued to shareholders in
reinvestment of distributions

  Class A                                  5,693,646        $108,520,893       3,732,231         $62,253,599
  Class B                                    925,952          16,907,887         649,122          10,424,911
  Class C                                    693,004          12,598,814         441,721           7,067,535
  Class I                                  9,490,387         185,442,163       4,619,694          78,765,784
  Class W                                      9,678             184,179               -                   -
  Class R                                    395,201           7,477,210         234,859           3,891,575
  Class R1                                    14,617             263,975           2,328              36,657
  Class R2                                     7,691             139,366             922              14,739
  Class R3                                    95,132           1,779,917          22,921             376,023
  Class R4                                   102,687           1,948,996             619              10,304
  Class R5                                   856,467          16,324,252             293               4,892
  Class 529A                                   9,998             188,870           4,564              75,577
  Class 529B                                   2,620              47,194           1,005              15,984
  Class 529C                                   4,406              79,403           2,465              39,156
------------------------------------------------------------------------------------------------------------
                                          18,301,486        $351,903,119       9,712,744        $162,976,736

Shares reacquired

  Class A                                (27,955,365)      $(564,150,425)    (22,770,545)      $(406,301,939)
  Class B                                 (3,825,976)        (73,747,481)     (2,987,955)        (52,111,572)
  Class C                                 (2,398,809)        (46,114,718)     (1,768,974)        (30,633,224)
  Class I                                 (6,070,791)       (124,341,917)     (6,808,899)       (127,967,564)
  Class W                                    (57,320)         (1,161,073)               -                   -
  Class R                                 (2,604,111)        (52,324,973)     (1,023,578)        (18,415,220)
  Class R1                                  (182,138)         (3,391,715)        (21,804)           (394,455)
  Class R2                                  (102,033)         (1,918,796)         (4,075)            (70,219)
  Class R3                                (1,201,203)        (23,239,351)       (249,484)         (4,380,146)
  Class R4                                (1,370,125)        (27,115,497)        (81,019)         (1,516,299)
  Class R5                                (3,790,821)        (79,261,374)     (1,138,695)        (20,875,810)
  Class 529A                                 (12,022)           (238,045)         (5,526)            (98,083)
  Class 529B                                  (1,755)            (33,696)           (463)             (8,063)
  Class 529C                                  (8,388)           (161,119)         (2,944)            (49,317)
-------------------------------------------------------------------------------------------------------------
                                         (49,580,857)      $(997,200,180)    (36,863,961)      $(662,821,911)

Net change

  Class A                                 19,029,007        $372,434,964      11,591,941        $212,685,843
  Class B                                  (427,019)         (9,750,257)       1,062,334          17,611,794
  Class C                                  1,729,723          31,930,869       1,698,118          28,903,186
  Class I                                 25,967,986         522,771,646      28,566,011         532,578,498
  Class W                                    446,369           9,134,898          53,111           1,031,086
  Class R                                  (210,989)         (5,127,899)         925,063          16,304,028
  Class R1                                   171,126           3,247,141          98,935           1,742,561
  Class R2                                   205,281           3,975,665          43,844             790,651
  Class R3                                 1,072,742          21,015,787         578,659          10,233,417
  Class R4                                 2,483,185          49,720,934         656,820          12,022,905
  Class R5                                 3,002,844          59,951,975       5,647,359          96,673,890
  Class 529A                                  20,687             399,333          34,550             618,165
  Class 529B                                  10,771             199,800           8,391             144,475
  Class 529C                                  13,227             242,937           6,670             113,680
-------------------------------------------------------------------------------------------------------------
                                          53,514,940      $1,060,147,793      50,971,806        $931,454,179

(i) For the period from the class' inception, May 1, 2006 (Class W) through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, and MFS Moderate Allocation fund were the owners of record of approximately 18%, 9%, and 5%, respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $21,737 and $16,401, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                              ERNST & YOUNG LLP

Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional    products),    Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President
------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIAN
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741             225 Franklin Street, Boston, MA 02110

                                                       INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                            ACCOUNTING FIRM
MFS Fund Distributors, Inc.                            Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741             200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGERS
Jose Luis Garcia
Thomas Melendez

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"),
(ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole,
(vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 2nd quintile for each of the one and five-year periods ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation and breakpoints described below), the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund's advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $236,709,768 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $74,125,660. The fund intends to pass through foreign tax credits of $3,721,353 for the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

                                                         MFS(R) TECHNOLOGY FUND

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          6
--------------------------------------------------------------
EXPENSE TABLE                                                9
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                    11
--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                         14
--------------------------------------------------------------
STATEMENT OF OPERATIONS                                     17
--------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                         19
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                        20
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               26
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     37
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       38
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               44
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       49
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              49
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     49
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       50
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER
--------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        SCT-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Common Stocks                              95.3%
              Options                                     1.6%
              Cash & Other Net Assets                     3.1%

              TOP TEN HOLDINGS (i)

              Intel Corp.                                  7.3%
              -------------------------------------------------
              International Business Machines Corp.        4.7%
              -------------------------------------------------
              MSC. Software Corp.                          4.5%
              -------------------------------------------------
              EMC Corp.                                    4.3%
              -------------------------------------------------
              salesforce.com, Inc.                         4.3%
              -------------------------------------------------
              Network Appliance, Inc.                      3.8%
              -------------------------------------------------
              Google, Inc., "A"                            3.7%
              -------------------------------------------------
              VeriSign, Inc.                               3.7%
              -------------------------------------------------
              Oracle Corp.                                 3.2%
              -------------------------------------------------
              Flextronics International Ltd.               2.9%
              -------------------------------------------------

              TOP FIVE INDUSTRIES (i)

              Electronics                                 26.1%
              -------------------------------------------------
              Computer Software                           22.8%
              -------------------------------------------------
              Computer Software - Systems                 16.5%
              -------------------------------------------------
              Internet                                     7.6%
              -------------------------------------------------
              Network & Telecom                            7.5%
              -------------------------------------------------

(i) For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 08/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2007, Class A shares of the MFS Technology Fund provided a total return of 31.69%, at net asset value. This compares with a return of 25.66% for the fund's benchmark, the Goldman Sachs Technology Industry Composite Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the stronger growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. Late in the reporting period, continued robust global growth and fears of rising inflationary pressures led global central banks to tighten monetary conditions beyond market expectations, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July and August, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields plummeted and credit spreads widened considerably. Increased market volatility has been exacerbated by U.S. home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor. Despite increased volatility across all asset classes, and the widening in credit spreads, global equity markets have experienced only a mild correction to date.

CONTRIBUTORS TO PERFORMANCE

In the MFS Technology Fund, stock selection in the internet industry was a primary driver of relative performance over the reporting period. Our positioning in Chinese language internet search provider Baidu.com(aa) was the single largest contributor. Other stocks within the industry that contributed to results included holdings in internet software service provider Tencent Holdings(aa) and on-line information services provider NHN Corp.(aa). The fund's minimal exposure to poor-performing on-line information portal Yahoo! also helped. Both Baidu.com and NHN Corp. benefited from rapid earnings growth driven by the emerging and secular shifts to on-line advertising in their home markets. Tencent benefited from very high user growth and monetization of its traffic via fee and advertising revenue.

Stock selection in the leisure and toys industry benefited performance. Video game publishing and distribution company Ubisoft Entertainment was a top contributor.

Stock selection in the computer software industry added to positive results over the reporting period. Underweighting software giant Microsoft(g) helped results as this stock underperformed the benchmark.

Another positive for relative performance included our holdings of Japanese video game console maker Nintendo(g)(aa). Nintendo benefited from the runaway success of their Wii gaming console. Overweighting network equipment manufacturer Juniper Networks(g) also helped. Juniper was one of last year's largest detractors from performance, but we stayed the course. During this reporting period, the stock performed well as growth in its core router markets recovered, driven by rapid growth in bandwidth requirements among its customers. Holdings of managed network services company Equinix(g) and underweighting poor-performing wireless and broadband communications firm Motorola also helped.

DETRACTORS FROM PERFORMANCE

Stock selection and an underweighted position in the computer systems industry held back relative performance. Underweighting strong-performing computer companies Apple(g) and IBM hindered results over the reporting period. We owned Apple for a significant portion of the period but exited too early as excitement over the iPhone and Mac computers propelled the stock to record highs. Other stocks that detracted from performance included our positioning in network storage company Network Appliance and manufacturer and marketer of high performance computer systems Cray(aa).

The fund's allocation to the broadcasting industry, which is not represented in the benchmark, also hurt results. No individual securities within this sector were among the top detractors.

Stock selection in the electronics industry was another area of weakness. Overweighting NAND flash memory storage products maker SanDisk and networking chip maker Marvell Technology hampered performance as both stocks underperformed during the period. SanDisk suffered from what we believe was a temporary oversupply of flash memory chips.

Our positioning in non-benchmark constituent MSC.Software(aa), an enterprise software company, and telecommunications equipment provider Sonus Networks hurt results as both stocks underperformed the benchmark. MSC experienced delays in its turnaround efforts due to weaker sales of new software releases. Elsewhere, our holdings in Redback Networks(g), a broadband networking systems company, and missing the run-up in the price of internet retailer Amazon.com hurt relative performance.

Respectfully,

Telis Bertsekas
Portfolio Manager

(aa) Security is not a benchmark constituent.
 (g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                        Goldman Sachs
                             MFS Technology          Technology Industry
                             Fund -- Class A           Composite Index

            8/97                 $ 9,425                   $10,000
            8/98                   9,368                     9,671
            8/99                  15,481                    20,302
            8/00                  29,092                    33,134
            8/01                  11,342                    12,141
            8/02                   6,631                     7,682
            8/03                   8,806                    10,631
            8/04                   8,169                    10,313
            8/05                   9,379                    12,022
            8/06                  10,747                    12,225
            8/07                  14,153                    15,361

TOTAL RETURNS THROUGH 8/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
        A                 1/02/97             31.69%      16.37%       4.15%
----------------------------------------------------------------------------
        B                 4/14/00             30.94%      15.64%       3.65%
----------------------------------------------------------------------------
        C                 4/14/00             30.86%      15.61%       3.64%
----------------------------------------------------------------------------
        I                 1/02/97             32.24%      16.77%       4.47%
----------------------------------------------------------------------------
        R                12/31/02             31.51%      16.18%       4.06%
----------------------------------------------------------------------------
       R1                 4/01/05             30.66%      15.95%       3.96%
----------------------------------------------------------------------------
       R2                 4/01/05             31.22%      16.16%       4.06%
----------------------------------------------------------------------------
       R3                10/31/03             31.40%      16.08%       4.02%
----------------------------------------------------------------------------
       R4                 4/01/05             31.72%      16.36%       4.14%
----------------------------------------------------------------------------
       R5                 4/01/05             32.06%      16.53%       4.22%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
----------------------------------------------------------------------------
Goldman Sachs Technology Industry
Composite Index (f)                           25.66%      14.87%       4.39%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                     24.12%      15.00%       3.53%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                     26.94%      15.42%       3.65%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                     29.86%      15.61%       3.64%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.
CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Goldman Sachs Technology Industry Composite Index - a modified market capitalization-weighted index of selected technology stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value     3/01/07-
Class                       Ratio      3/01/07          8/31/07        8/31/07
--------------------------------------------------------------------------------
        Actual              1.50%     $1,000.00        $1,120.10        $8.02
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.50%     $1,000.00        $1,017.64        $7.63
--------------------------------------------------------------------------------
        Actual              2.15%     $1,000.00        $1,116.60       $11.47
  B     ------------------------------------------------------------------------
        Hypothetical (h)    2.15%     $1,000.00        $1,014.37       $10.92
--------------------------------------------------------------------------------
        Actual              2.15%     $1,000.00        $1,116.80       $11.47
  C     ------------------------------------------------------------------------
        Hypothetical (h)    2.15%     $1,000.00        $1,014.37       $10.92
--------------------------------------------------------------------------------
        Actual              1.15%     $1,000.00        $1,122.50        $6.15
  I     ------------------------------------------------------------------------
        Hypothetical (h)    1.15%     $1,000.00        $1,019.41        $5.85
--------------------------------------------------------------------------------
        Actual              1.65%     $1,000.00        $1,119.30        $8.81
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.65%     $1,000.00        $1,016.89        $8.39
--------------------------------------------------------------------------------
        Actual              2.25%     $1,000.00        $1,115.00       $11.99
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    2.25%     $1,000.00        $1,013.86       $11.42
--------------------------------------------------------------------------------
        Actual              1.90%     $1,000.00        $1,118.70       $10.15
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.90%     $1,000.00        $1,015.63        $9.65
--------------------------------------------------------------------------------
        Actual              1.80%     $1,000.00        $1,118.30        $9.61
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.80%     $1,000.00        $1,016.13        $9.15
--------------------------------------------------------------------------------
        Actual              1.55%     $1,000.00        $1,120.20        $8.28
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.55%     $1,000.00        $1,017.39        $7.88
--------------------------------------------------------------------------------
        Actual              1.25%     $1,000.00        $1,121.00        $6.68
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    1.25%     $1,000.00        $1,018.90        $6.36
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.3%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                        SHARES/PAR               VALUE ($)
----------------------------------------------------------------------------------------------------------------
Broadcasting - 1.9%
----------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., "A" (a)(l)                                    194,053            $  2,419,841
----------------------------------------------------------------------------------------------------------------
Business Services - 3.3%
----------------------------------------------------------------------------------------------------------------
Amdocs Ltd. (a)(l)                                                                53,320            $  1,882,196
First Data Corp.                                                                  71,034               2,359,749
                                                                                                    ------------
                                                                                                    $  4,241,945
----------------------------------------------------------------------------------------------------------------
Computer Software - 22.8%
----------------------------------------------------------------------------------------------------------------
ACI Worldwide, Inc. (a)(l)                                                        55,777            $  1,449,086
Adobe Systems, Inc. (a)                                                           80,438               3,438,725
Business Objects S.A., ADR (a)                                                    71,404               3,135,350
McAfee, Inc. (a)                                                                  24,020                 858,715
MSC.Software Corp. (a)(l)                                                        452,796               5,727,869
Oracle Corp. (a)                                                                 201,818               4,092,869
salesforce.com, Inc. (a)(l)                                                      136,003               5,498,601
VeriSign, Inc. (a)                                                               145,596               4,688,191
                                                                                                    ------------
                                                                                                    $ 28,889,406
----------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 16.5%
----------------------------------------------------------------------------------------------------------------
Cray, Inc. (a)(l)                                                                319,440            $  2,255,246
EMC Corp. (a)                                                                    280,083               5,506,432
International Business Machines Corp. (l)                                         50,960               5,946,522
Network Appliance, Inc. (a)                                                      172,318               4,800,779
Salary.com, Inc. (a)                                                             202,140               2,472,172
                                                                                                    ------------
                                                                                                    $ 20,981,151
----------------------------------------------------------------------------------------------------------------
Electronics - 26.1%
----------------------------------------------------------------------------------------------------------------
Flextronics International Ltd. (a)(l)                                            324,270            $  3,693,435
Intel Corp.                                                                      358,866               9,240,800
Marvell Technology Group Ltd. (a)                                                139,106               2,304,986
National Semiconductor Corp. (l)                                                 137,180               3,610,578
Samsung Electronics Co. Ltd., GDR                                                 11,103               3,525,203
SanDisk Corp. (a)(l)                                                              59,416               3,330,861
Solectron Corp. (a)(l)                                                           940,530               3,649,256
Taiwan Semiconductor Manufacturing Co. Ltd., ADR                                 371,265               3,682,949
                                                                                                    ------------
                                                                                                    $ 33,038,068
----------------------------------------------------------------------------------------------------------------
Internet - 7.6%
----------------------------------------------------------------------------------------------------------------
Google, Inc., "A" (a)                                                              9,135            $  4,706,809
NHN Corp. (a)                                                                      8,624               1,663,676
Tencent Holdings Ltd.                                                            624,000               3,240,935
                                                                                                    ------------
                                                                                                    $  9,611,420
----------------------------------------------------------------------------------------------------------------
Leisure & Toys - 3.8%
----------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc. (a)(l)                                                      55,300            $  2,927,582
Ubisoft Entertainment S.A. (a)                                                    29,482               1,830,511
                                                                                                    ------------
                                                                                                    $  4,758,093
----------------------------------------------------------------------------------------------------------------
Network & Telecom - 7.5%
----------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                    92,310            $  1,564,655
QLogic Corp. (a)                                                                 136,700               1,818,110
Research In Motion Ltd. (a)                                                       37,081               3,167,088
Sonus Networks, Inc. (a)(l)                                                      509,980               2,947,684
                                                                                                    ------------
                                                                                                    $  9,497,537
----------------------------------------------------------------------------------------------------------------
Specialty Stores - 2.0%
----------------------------------------------------------------------------------------------------------------
GameStop Corp., "A" (a)                                                           50,300            $  2,522,042
----------------------------------------------------------------------------------------------------------------
Telephone Services - 3.8%
----------------------------------------------------------------------------------------------------------------
AT&T, Inc.                                                                        64,100            $  2,555,667
Qwest Communications International, Inc. (a)(l)                                  256,250               2,293,439
                                                                                                    ------------
                                                                                                    $  4,849,106
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $120,197,316)                                                 $120,808,609
----------------------------------------------------------------------------------------------------------------
                                                                                NUMBER
ISSUER/EXPIRATION DATE/STRIKE PRICE                                          OF CONTRACTS              VALUE ($)
----------------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.2%
----------------------------------------------------------------------------------------------------------------
Yahoo!, Inc. - April 2008 @ $25 (Premiums Paid, $322,332) (a)                      1,490            $    322,332
----------------------------------------------------------------------------------------------------------------
Put Options Purchased - 1.4%
----------------------------------------------------------------------------------------------------------------
Baidu.com, Inc. - December 2007 @ $220 (a)                                           108            $    328,320
Sap Aktiengesellschaft - March 2008 @ $60                                            871                 627,120
Nvidia Corp. - March 2008 @ $60 (a)                                                  760                 874,000
----------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (PREMIUMS PAID, $2,386,989)                                             $  1,829,440
----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.1%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                        SHARES/PAR               VALUE ($)
----------------------------------------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.25%, due 9/04/07,
at Amortized Cost and Value (y)                                              $ 2,642,000            $  2,640,844
----------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 17.9%
----------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                                   22,661,936            $ 22,661,936
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $148,209,417)                                                   $148,263,161
----------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (16.9)%                                                             (21,447,790)
----------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                 $126,815,371
----------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR      American Depository Receipt
GDR      Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.


ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $22,678,235 of securities
on loan (identified cost, $148,209,417)                            $148,263,161
Cash                                                                    102,463
Foreign currency, at value (identified cost, $33)                            30
Receivable for investments sold                                       2,942,755
Receivable for fund shares sold                                         619,929
Interest and dividends receivable                                        61,039
Receivable from investment adviser                                       11,274
Other assets                                                                707
-------------------------------------------------------------------------------------------------------
Total assets                                                                               $152,001,358
-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                    $2,123,745
Payable for fund shares reacquired                                      125,243
Collateral for securities loaned, at value (c)                       22,661,936
Payable to affiliates
  Management fee                                                          5,142
  Shareholder servicing costs                                           107,883
  Distribution and service fees                                           4,330
  Administrative services fee                                               160
  Retirement plan administration and services fees                           95
Payable for independent trustees' compensation                           58,668
Accrued expenses and other liabilities                                   98,785
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $25,185,987
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $126,815,371
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                    $416,670,698
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies              53,975
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                      (289,909,302)
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $126,815,371
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                     9,707,343
-------------------------------------------------------------------------------------------------------

(c) Non-cash collateral not included.

Statement of Assets and Liabilities - continued


Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $56,598,032
  Shares outstanding                                                  4,242,059
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $13.34
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $14.15
-------------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $38,539,668
  Shares outstanding                                                  3,025,083
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $12.74
-------------------------------------------------------------------------------------------------------
Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $16,063,558
  Shares outstanding                                                  1,263,001
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $12.72
-------------------------------------------------------------------------------------------------------
Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $4,179,622
  Shares outstanding                                                    304,195
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $13.74
-------------------------------------------------------------------------------------------------------
Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,042,607
  Shares outstanding                                                    154,386
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $13.23
-------------------------------------------------------------------------------------------------------
Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,234,610
  Shares outstanding                                                     97,192
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $12.70
-------------------------------------------------------------------------------------------------------
Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,236,655
  Shares outstanding                                                     96,494
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $12.82
-------------------------------------------------------------------------------------------------------
Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $5,291,856
  Shares outstanding                                                    402,757
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $13.14
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued


Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,547,467
  Shares outstanding                                                    116,123
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $13.33
-------------------------------------------------------------------------------------------------------
Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $81,296
  Shares outstanding                                                      6,053
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $13.43
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.


NET INVESTMENT LOSS
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                             $674,318
  Interest                                                               120,123
  Income on securities loaned                                             77,096
  Foreign taxes withheld                                                 (45,976)
------------------------------------------------------------------------------------------------------
Total investment income                                                                       $825,561
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                        $910,687
  Distribution and service fees                                          777,081
  Shareholder servicing costs                                            311,236
  Administrative services fee                                             29,876
  Retirement plan administration and services fees                        10,229
  Independent trustees' compensation                                      21,504
  Custodian fee                                                           70,554
  Shareholder communications                                             133,189
  Auditing fees                                                           50,067
  Legal fees                                                               3,079
  Miscellaneous                                                          112,489
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $2,429,991
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (2,021)
  Reduction of expenses by investment adviser                           (245,759)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $2,182,211
------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $(1,356,650)
------------------------------------------------------------------------------------------------------

Statement of Operations - continued


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (s)                                        $31,036,465
  Foreign currency transactions                                          (79,306)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                      $30,957,159
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                         $1,743,168
  Translation of assets and liabilities in foreign currencies             51,260
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                        $1,794,428
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                           $32,751,587
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $31,394,937
------------------------------------------------------------------------------------------------------

(s) Includes proceeds received from a non-recurring cash settlement in the amount of $675,148 from a litigation settlement against Global Research Analyst II.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                               YEARS ENDED 8/31
                                                                   ------------------------------------
                                                                          2007                     2006
CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment loss                                                $(1,356,650)             $(1,614,441)
Net realized gain (loss) on investments and foreign
currency transactions                                               30,957,159               21,168,444
Net unrealized gain (loss) on investments and foreign
currency translation                                                 1,794,428               (4,992,797)
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                               $31,394,937              $14,561,206
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions                  $(6,670,719)            $(23,708,788)
-------------------------------------------------------------------------------------------------------
Total change in net assets                                         $24,724,218              $(9,147,582)
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                             102,091,153              111,238,735
At end of period                                                  $126,815,371             $102,091,153
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                        YEARS ENDED 8/31
                                               ----------------------------------------------------------------------------
                                                  2007             2006              2005             2004             2003
Net asset value, beginning of period            $10.13            $8.84             $7.70            $8.30            $6.25
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.10)          $(0.11)           $(0.05)          $(0.10)          $(0.07)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.31             1.40              1.19            (0.50)            2.12
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $3.21            $1.29             $1.14           $(0.60)           $2.05
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $13.34           $10.13             $8.84            $7.70            $8.30
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       31.69            14.59             14.81            (7.23)(b)        32.80
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.70             1.79              1.79             1.60             1.76
Expenses after expense reductions (f)             1.50             1.50              1.51             1.50             1.52
Net investment loss                              (0.82)           (1.13)            (0.56)           (1.10)           (1.05)
Portfolio turnover                                 266              217               163              141              162
Net assets at end of period (000 Omitted)      $56,598          $43,313           $48,945          $75,786         $101,059
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                           YEARS ENDED 8/31
                                                      ------------------------------------------------------------------------
                                                         2007             2006            2005            2004            2003

Net asset value, beginning of period                    $9.73            $8.55           $7.50           $8.13           $6.16
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.17)          $(0.17)         $(0.10)         $(0.15)         $(0.11)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                    3.18             1.35            1.15           (0.48)           2.08
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $3.01            $1.18           $1.05          $(0.63)          $1.97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.74            $9.73           $8.55           $7.50           $8.13
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              30.94            13.80           14.00           (7.75)(b)       31.98
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.36             2.44            2.44            2.25            2.42
Expenses after expense reductions (f)                    2.15             2.15            2.16            2.15            2.18
Net investment loss                                     (1.47)           (1.79)          (1.24)          (1.74)          (1.71)
Portfolio turnover                                        266              217             163             141             162
Net assets at end of period (000 Omitted)             $38,540          $39,025         $43,765         $50,896         $61,353
------------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                           YEARS ENDED 8/31
                                                       ----------------------------------------------------------------------
                                                         2007            2006            2005            2004            2003
Net asset value, beginning of period                    $9.72           $8.54           $7.48           $8.12           $6.16
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.17)         $(0.17)         $(0.10)         $(0.15)         $(0.11)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                    3.17            1.35            1.16           (0.49)           2.07
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $3.00           $1.18           $1.06          $(0.64)          $1.96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.72           $9.72           $8.54           $7.48           $8.12
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              30.86           13.82           14.17           (7.88)(b)       31.82
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.35            2.44            2.44            2.25            2.42
Expenses after expense reductions (f)                    2.15            2.15            2.16            2.15            2.18
Net investment loss                                     (1.46)          (1.78)          (1.22)          (1.74)          (1.71)
Portfolio turnover                                        266             217             163             141             162
Net assets at end of period (000 Omitted)             $16,064         $11,659         $12,414         $15,367         $20,210
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                         YEARS ENDED 8/31
                                                 ----------------------------------------------------------------------------
                                                    2007              2006             2005             2004             2003

Net asset value, beginning of period              $10.39             $9.04            $7.85            $8.43            $6.33
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                $(0.06)           $(0.08)           $0.01           $(0.06)          $(0.05)
  Net realized and unrealized gain (loss)
  on investments and foreign currency               3.41              1.43             1.18            (0.52)            2.15
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $3.35             $1.35            $1.19           $(0.58)           $2.10
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $13.74            $10.39            $9.04            $7.85            $8.43
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                            32.24             14.93            15.16            (6.88)(b)        33.18
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              1.35              1.43             1.44             1.26             1.41
Expenses after expense reductions (f)               1.15              1.15             1.16             1.16             1.17
Net investment income (loss)                       (0.47)            (0.78)            0.17            (0.70)           (0.71)
Portfolio turnover                                   266               217              163              141              162
Net assets at end of period (000 Omitted)         $4,180            $3,492           $3,384          $13,404           $4,179
-----------------------------------------------------------------------------------------------------------------------------

CLASS R                                                                          YEARS ENDED 8/31
                                                    -----------------------------------------------------------------------
                                                      2007             2006            2005            2004         2003(i)
Net asset value, beginning of period                $10.06            $8.80           $7.67           $8.28           $6.16
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.12)          $(0.13)         $(0.07)         $(0.10)         $(0.08)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 3.29             1.39            1.20           (0.51)           2.20
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.17            $1.26           $1.13          $(0.61)          $2.12
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.23           $10.06           $8.80           $7.67           $8.28
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              31.51            14.32           14.73           (7.37)(b)       34.42(n)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.87             1.93            1.94            1.76            1.88(a)
Expenses after expense reductions (f)                 1.65             1.65            1.66            1.66            1.64(a)
Net investment loss                                  (0.99)           (1.28)          (0.79)          (1.21)          (1.22)(a)
Portfolio turnover                                     266              217             163             141             162
Net assets at end of period (000 Omitted)           $2,043           $3,047          $2,283          $1,266            $173
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                               YEARS ENDED 8/31
                                                                         ------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                      $9.72             $8.55             $8.01
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                $(0.19)           $(0.18)           $(0.07)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                      3.17              1.35              0.61(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $2.98             $1.17             $0.54
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $12.70             $9.72             $8.55
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   30.66             13.68              6.74(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     2.48              2.63              2.62(a)
Expenses after expense reductions (f)                                      2.25              2.25              2.34(a)
Net investment loss                                                       (1.63)            (1.88)            (1.90)(a)
Portfolio turnover                                                          266               217               163
Net assets at end of period (000 Omitted)                                $1,235              $213               $64
-------------------------------------------------------------------------------------------------------------------

CLASS R2                                                                              YEARS ENDED 8/31
                                                                        -------------------------------------------
                                                                          2007              2006            2005(i)
Net asset value, beginning of period                                     $9.77             $8.56              $8.01
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                               $(0.14)           $(0.15)            $(0.05)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                     3.19              1.36               0.60(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         $3.05             $1.21              $0.55
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $12.82             $9.77              $8.56
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                  31.22             14.14               6.87(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                    2.13              2.33               2.32(a)
Expenses after expense reductions (f)                                     1.90              1.90               2.04(a)
Net investment loss                                                      (1.16)            (1.52)             (1.60)(a)
Portfolio turnover                                                         266               217                163
Net assets at end of period (000 Omitted)                               $1,237              $367                $85
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                            ------------------------------------------------------------
                                                              2007              2006              2005           2004(i)
Net asset value, beginning of period                        $10.00             $8.76             $7.66             $8.79
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                   $(0.13)           $(0.14)           $(0.09)           $(0.09)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                         3.27              1.38              1.19             (1.04)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             $3.14             $1.24             $1.10            $(1.13)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $13.14            $10.00             $8.76             $7.66
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                      31.40             14.16             14.36            (12.86)(b)(n)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                        1.98              2.18              2.19              2.01(a)
Expenses after expense reductions (f)                         1.80              1.80              1.91              1.91(a)
Net investment loss                                          (1.07)            (1.41)            (1.07)            (1.47)(a)
Portfolio turnover                                             266               217               163               141
Net assets at end of period (000 Omitted)                   $5,292              $800              $192              $132
------------------------------------------------------------------------------------------------------------------------

CLASS R4                                                                                    YEARS ENDED 8/31
                                                                              ------------------------------------------
                                                                                2007              2006           2005(i)
Net asset value, beginning of period                                          $10.12             $8.85             $8.26
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                     $(0.10)           $(0.14)           $(0.04)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                           3.31              1.41              0.63(g)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               $3.21             $1.27             $0.59
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.33            $10.12             $8.85
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                        31.72             14.35              7.14(n)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                          1.70              1.84              1.82(a)
Expenses after expense reductions (f)                                           1.55              1.55              1.54(a)
Net investment loss                                                            (0.76)            (1.18)            (1.10)(a)
Portfolio turnover                                                               266               217               163
Net assets at end of period (000 Omitted)                                     $1,547              $113               $54
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                               YEARS ENDED 8/31
                                                                         ------------------------------------------
                                                                           2007              2006           2005(i)
Net asset value, beginning of period                                     $10.17             $8.86             $8.26
-------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                $(0.07)           $(0.09)           $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                      3.33              1.40              0.63(g)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          $3.26             $1.31             $0.60
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $13.43            $10.17             $8.86
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                   32.06             14.79              7.26(n)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                     1.45              1.53              1.52(a)
Expenses after expense reductions (f)                                      1.25              1.25              1.24(a)
Net investment loss                                                       (0.56)            (0.88)            (0.79)(a)
Portfolio turnover                                                          266               217               163
Net assets at end of period (000 Omitted)                                   $81               $62               $54
-------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), April 1,
    2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation against Global
    Research Analyst II, the Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4,
    and Class R5 total returns for the year ended August 31, 2007 would have each been lower by approximately
    0.56%.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Technology Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include purchased options.

PURCHASED OPTIONS - The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund's exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2007, the value of securities loaned was $22,678,235. These loans were collateralized by cash of $22,661,936 and U.S. Treasury obligations of $584,692.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Global Research Analyst II. On May 18, 2007, the fund received a cash settlement in the amount of $675,148.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, derivative transactions and foreign currency transactions.

The fund declared no distributions for the years ended August 31, 2007 and August 31, 2006.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/07

          Cost of investments                         $148,350,291
          --------------------------------------------------------
          Gross appreciation                            $6,762,105
          Gross depreciation                            (6,849,235)
          --------------------------------------------------------
          Net unrealized appreciation (depreciation)      $(87,130)
          Capital loss carryforwards                 $(290,006,147)
          Other temporary differences                      237,950

As of August 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              8/31/08                            $(5,483,255)
              8/31/09                           (113,374,272)
              8/31/10                            (91,793,756)
              8/31/11                            (74,891,618)
              8/31/12                             (4,463,246)
              -----------------------------------------------
                                               $(290,006,147)

The availability of a portion of the capital loss carryforwards, which were acquired on August 22, 2003 in connection with the MFS Global
Telecommunications Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. For the year ended August 31, 2007, the fund's average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, retirement plan administration and services, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund's average daily net assets. This written agreement will continue through December 31, 2007 unless changed or rescinded by the fund's Board of Trustees. For the year ended August 31, 2007, this reduction amounted to $243,688 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $25,913 for the year ended August 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE           PLAN (d)          RATE (e)                 FEE
Class A                             0.10%              0.25%              0.35%             0.35%            $193,230
Class B                             0.75%              0.25%              1.00%             1.00%             405,938
Class C                             0.75%              0.25%              1.00%             1.00%             141,381
Class R                             0.25%              0.25%              0.50%             0.50%              14,930
Class R1                            0.50%              0.25%              0.75%             0.75%               4,283
Class R2                            0.25%              0.25%              0.50%             0.50%               4,307
Class R3                            0.25%              0.25%              0.50%             0.50%              10,932
Class R4                               --              0.25%              0.25%             0.25%               2,080
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                          $777,081
(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2007 based on each class' average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                      AMOUNT

              Class A                                 $1,469
              Class B                                $53,360
              Class C                                 $3,829

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $74,674, which equated to 0.0614% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $200,361. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0246% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                      BEGINNING OF                         ANNUAL
                    PERIOD THROUGH      EFFECTIVE       EFFECTIVE         TOTAL
                           3/31/07        4/01/07        RATE (g)        AMOUNT

Class R1                     0.45%          0.35%           0.35%        $2,244
Class R2                     0.40%          0.25%           0.25%         2,705
Class R3                     0.25%          0.15%           0.15%         3,958
Class R4                     0.15%          0.15%           0.15%         1,248
Class R5                     0.10%          0.10%           0.10%            74
-------------------------------------------------------------------------------
Total Retirement Plan Administration
and Services Fees                                                       $10,229

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $1,474 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $537. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $15,781. Both amounts are included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $58,605 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $772. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $597, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $311,893,601 and $324,710,450 respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                       YEAR ENDED                      YEAR ENDED
                                                        8/31/07                         8/31/06
                                                SHARES          AMOUNT          SHARES          AMOUNT
Shares sold
  Class A                                       3,442,780      $41,496,726        936,633       $9,265,824
  Class B                                         421,660        4,813,524        431,689        4,087,393
  Class C                                         437,671        5,063,349        168,042        1,594,448
  Class I                                         165,126        2,024,322         84,307          859,389
  Class R                                         110,132        1,325,272        100,509          991,380
  Class R1                                        117,084        1,353,781         24,284          239,333
  Class R2                                        102,083        1,194,966         31,881          288,973
  Class R3                                        524,754        6,394,355         97,787          947,694
  Class R4                                        154,810        1,893,456         77,723          839,955
  Class R5                                             --               --              8               78
----------------------------------------------------------------------------------------------------------
                                                5,476,100      $65,559,751      1,952,863      $19,114,467

Shares reacquired
  Class A                                      (3,477,640)    $(42,197,715)    (2,193,910)    $(21,391,336)
  Class B                                      (1,406,387)     (16,189,416)    (1,538,128)     (14,435,786)
  Class C                                        (374,649)      (4,293,791)      (421,535)      (3,939,737)
  Class I                                        (196,959)      (2,409,326)      (122,505)      (1,226,997)
  Class R                                        (258,793)      (3,124,742)       (57,043)        (568,460)
  Class R1                                        (41,812)        (475,041)        (9,866)         (98,868)
  Class R2                                        (43,177)        (516,713)        (4,276)         (38,622)
  Class R3                                       (202,048)      (2,403,309)       (39,636)        (372,004)
  Class R4                                        (49,880)        (620,417)       (72,583)        (751,370)
  Class R5                                             --               --             (8)             (75)
-----------------------------------------------------------------------------------------------------------
                                               (6,051,345)    $(72,230,470)    (4,459,490)    $(42,823,255)

Net change
  Class A                                         (34,860)       $(700,989)    (1,257,277)    $(12,125,512)
  Class B                                        (984,727)     (11,375,892)    (1,106,439)     (10,348,393)
  Class C                                          63,022          769,558       (253,493)      (2,345,289)
  Class I                                         (31,833)        (385,004)       (38,198)        (367,608)
  Class R                                        (148,661)      (1,799,470)        43,466          422,920
  Class R1                                         75,272          878,740         14,418          140,465
  Class R2                                         58,906          678,253         27,605          250,351
  Class R3                                        322,706        3,991,046         58,151          575,690
  Class R4                                        104,930        1,273,039          5,140           88,585
  Class R5                                             --               --             --                3
-----------------------------------------------------------------------------------------------------------
                                                 (575,245)     $(6,670,719)    (2,506,627)    $(23,708,788)

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $598 and $1,774, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(S) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------    ----------------------------------

INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of
    $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC
MFS Fund Distributors, Inc.                             ACCOUNTING FIRM
500 Boylston Street, Boston, MA 02116-3741              Ernst & Young LLP
                                                        200 Clarendon Street, Boston, MA 02116
PORTFOLIO MANAGER
Telis Bertsekas

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund's substandard relative performance at the time of their contract review meetings in 2006, they had met at each of their regular meetings through January 2007 with MFS' senior investment management personnel to discuss the Fund's performance and MFS' efforts to improve the Fund's performance, as well as met with portfolio management personnel at investment review meetings conducted during the course of the year. The independent Trustees further noted that the Fund's relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without Trustee approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                               ANNUAL REPORT

MFS(R) VALUE FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              5
------------------------------------------------------------------
EXPENSE TABLE                                                    8
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        10
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             15
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         18
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             20
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            22
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   36
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         48
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           49
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   55
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           59
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  59
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         59
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           60
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        EIF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short- term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.0%
              Cash & Other Net Assets                     1.0%

              TOP TEN HOLDINGS

              Lockheed Martin Corp.                       4.4%
              ------------------------------------------------
              Altria Group, Inc.                          3.5%
              ------------------------------------------------
              Bank of America Corp.                       3.4%
              ------------------------------------------------
              Allstate Corp.                              3.0%
              ------------------------------------------------
              Citigroup, Inc.                             2.8%
              ------------------------------------------------
              Exxon Mobil Corp.                           2.7%
              ------------------------------------------------
              MetLife, Inc.                               2.6%
              ------------------------------------------------
              TOTAL S.A., ADR                             2.4%
              ------------------------------------------------
              Johnson & Johnson                           2.4%
              ------------------------------------------------
              Goldman Sachs Group, Inc.                   2.1%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         29.0%
              ------------------------------------------------
              Energy                                     12.0%
              ------------------------------------------------
              Industrial Goods & Services                11.2%
              ------------------------------------------------
              Consumer Staples                            9.4%
              ------------------------------------------------
              Health Care                                 8.7%
              ------------------------------------------------
              Utilities & Communications                  7.5%
              ------------------------------------------------
              Retailing                                   4.6%
              ------------------------------------------------
              Basic Materials                             4.3%
              ------------------------------------------------
              Technology                                  4.2%
              ------------------------------------------------
              Autos & Housing                             3.2%
              ------------------------------------------------
              Leisure                                     2.9%
              ------------------------------------------------
              Special Products & Services                 1.0%
              ------------------------------------------------
              Transportation                              1.0%
              ------------------------------------------------

Percentages are based on net assets as of 08/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2007, Class A shares of the MFS Value Fund provided a total return of 16.42%, at net asset value. This compares with a return of 12.85% for the fund's benchmark, the Russell 1000 Value Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world, growing at a slower pace than other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the stronger growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. Late in the reporting period, continued robust global growth and fears of rising inflationary pressures led global central banks to tighten monetary conditions beyond market expectations, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July and August, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields plummeted and credit spreads widened considerably. Increased market volatility has been exacerbated by U.S. home foreclosures, falling housing prices, and weaker-than-expected jobs growth reported by the U.S. Department of Labor. Despite increased volatility across all asset classes, and the widening in credit spreads, global equity markets have experienced only a mild correction to date.

CONTRIBUTORS TO PERFORMANCE

For the MFS Value Fund, stock selection in the financial services sector was a principal factor in positive performance relative to the benchmark. Investment banking firm Goldman Sachs was among the top contributors. Goldman Sachs reported strong quarterly earnings and benefited from a robust capital markets environment prior to the turmoil in the subprime mortgage markets. Not owning financial services firm Wachovia, a poor-performing benchmark constituent, was also a positive factor for relative performance.

A combination of stock selection and an overweighted position in the strong-performing industrial goods and services sector boosted relative performance. Agricultural equipment manufacturer Deere & Co. and defense contractor Lockheed Martin(aa) were top contributors. Deere & Co. turned in solid quarterly results and raised guidance for the fiscal year 2007. Gains by Lockheed Martin were driven by strong revenue growth, improved margins, and key contract awards during the reporting period.

Stock selection in the consumer staples sector aided results. The fund's underweighted positioning in household products maker Procter & Gamble, which underperformed the benchmark, benefited performance.

Stock selection in the technology sector also helped generate favorable results. Semiconductor manufacturer Intel(aa) was among the fund's top contributors.

Avoiding poor-performing pharmaceutical company Pfizer for most of the reporting period also helped. Elsewhere, communications services provider Vodafone(aa), athletic shoes and apparel manufacturer Nike(aa), and management consulting firm Accenture(aa) posted strong relative returns.

DETRACTORS FROM PERFORMANCE

Stock selection and, to a lesser extent, an underweighted position in the energy sector dampened relative performance. The fund's underweighting in integrated oil and gas companies, Chevron and Exxon Mobil, particularly hurt.

Underweighting the leisure sector also held back results. Not owning fast food chain giant McDonald's detracted from performance as the company's stock outperformed the benchmark over the reporting period.

Elsewhere, the fund's underweighted positioning in strong-performing telecommunications company AT&T hurt. Health care products maker Johnson & Johnson, insurance companies Allstate and Genworth Financial, department stores operator Macy's, financial services firm UBS(aa), and home improvement products maker Masco were top detractors. Concerns regarding the deterioration of the U.S. housing market and weaker-than-expected earnings due to rising raw materials prices weighed on Masco's shares during the period.

Respectfully,

Nevin Chitkara                  Steven Gorham
Portfolio Manager               Portfolio Manager

(aa) Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                         MFS Value
                          Fund --            Russell 1000
                          Class A            Value Index

          8/97            $ 9,425               $10,000
          8/98             10,321                10,389
          8/99             12,826                13,514
          8/00             14,872                14,076
          8/01             15,345                13,918
          8/02             13,866                12,090
          8/03             14,729                13,496
          8/04             17,252                15,860
          8/05             19,901                18,534
          8/06             22,362                21,120
          8/07             26,035                23,835

TOTAL RETURNS THROUGH 8/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
        A                 1/02/96             16.42%      13.43%      10.69%
----------------------------------------------------------------------------
        B                11/04/97             15.64%      12.68%      10.00%
----------------------------------------------------------------------------
        C                11/05/97             15.66%      12.68%      10.00%
----------------------------------------------------------------------------
        I                 1/02/97             16.78%      13.81%      11.09%
----------------------------------------------------------------------------
        W                 5/01/06             16.73%      13.50%      10.73%
----------------------------------------------------------------------------
        R                12/31/02             16.22%      13.27%      10.62%
----------------------------------------------------------------------------
       R1                 4/01/05             15.55%      13.01%      10.49%
----------------------------------------------------------------------------
       R2                 4/01/05             15.92%      13.21%      10.59%
----------------------------------------------------------------------------
       R3                10/31/03             16.07%      13.13%      10.55%
----------------------------------------------------------------------------
       R4                 4/01/05             16.38%      13.41%      10.69%
----------------------------------------------------------------------------
       R5                 4/01/05             16.70%      13.57%      10.76%
----------------------------------------------------------------------------
      529A                7/31/02             16.09%      13.11%      10.54%
----------------------------------------------------------------------------
      529B                7/31/02             15.37%      12.41%      10.19%
----------------------------------------------------------------------------
      529C                7/31/02             15.34%      12.41%      10.19%
-------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-------------------------------------------------------------------------------
   Russell 1000 Value Index (f)               12.85%      14.54%       9.07%
-------------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

   Share class
-------------------------------------------------------------------------------
        A                                      9.73%      12.09%      10.04%
   With Initial Sales Charge (5.75%)
   -------------------------------------------------------------------------
        B                                     11.64%      12.43%      10.00%
   With CDSC (Declining over six years
   from 4% to 0%) (x)
   -------------------------------------------------------------------------
        C                                     14.66%      12.68%      10.00%
   With CDSC (1% for 12 months) (x)
   -------------------------------------------------------------------------
      529A                                     9.41%      11.78%       9.89%
   With Initial Sales Charge (5.75%)
   -------------------------------------------------------------------------
      529B                                    11.37%      12.16%      10.19%
   With CDSC (Declining over six years
   from 4% to 0%) (x)
   -------------------------------------------------------------------------
      529C                                    14.34%      12.41%      10.19%
   With CDSC (1% for 12 months) (x)
-------------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.
CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 1000 Value Index - constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                      Expenses
                                        Beginning     Ending         Paid During
                          Annualized     Account      Account         Period (p)
  Share                     Expense       Value       Value            3/01/07-
  Class                      Ratio       3/01/07      8/31/07          8/31/07
--------------------------------------------------------------------------------
         Actual              1.12%      $1,000.00    $1,049.40         $5.79
   A     -----------------------------------------------------------------------
         Hypothetical(h)     1.12%      $1,000.00    $1,019.56         $5.70
--------------------------------------------------------------------------------
         Actual              1.77%      $1,000.00    $1,045.50         $9.13
   B     -----------------------------------------------------------------------
         Hypothetical(h)     1.77%      $1,000.00    $1,016.28         $9.00
--------------------------------------------------------------------------------
         Actual              1.77%      $1,000.00    $1,045.80         $9.13
   C     -----------------------------------------------------------------------
         Hypothetical(h)     1.77%      $1,000.00    $1,016.28         $9.00
--------------------------------------------------------------------------------
         Actual              0.77%      $1,000.00    $1,050.90         $3.98
   I     -----------------------------------------------------------------------
         Hypothetical(h)     0.77%      $1,000.00    $1,021.32         $3.92
--------------------------------------------------------------------------------
         Actual              0.87%      $1,000.00    $1,050.80         $4.50
   W     -----------------------------------------------------------------------
         Hypothetical(h)     0.87%      $1,000.00    $1,020.82         $4.43
--------------------------------------------------------------------------------
         Actual              1.27%      $1,000.00    $1,048.10         $6.56
   R     -----------------------------------------------------------------------
         Hypothetical(h)     1.27%      $1,000.00    $1,018.80         $6.46
--------------------------------------------------------------------------------
         Actual              1.87%      $1,000.00    $1,045.20         $9.64
   R1    -----------------------------------------------------------------------
         Hypothetical(h)     1.87%      $1,000.00    $1,015.78         $9.50
--------------------------------------------------------------------------------
         Actual              1.52%      $1,000.00    $1,047.00         $7.84
   R2    -----------------------------------------------------------------------
         Hypothetical(h)     1.52%      $1,000.00    $1,017.54         $7.73
--------------------------------------------------------------------------------
         Actual              1.42%      $1,000.00    $1,047.40         $7.33
   R3    -----------------------------------------------------------------------
         Hypothetical(h)     1.42%      $1,000.00    $1,018.05         $7.22
--------------------------------------------------------------------------------
         Actual              1.17%      $1,000.00    $1,049.00         $6.04
   R4    -----------------------------------------------------------------------
         Hypothetical(h)     1.17%      $1,000.00    $1,019.31         $5.96
--------------------------------------------------------------------------------
         Actual              0.87%      $1,000.00    $1,050.30         $4.50
   R5    -----------------------------------------------------------------------
         Hypothetical(h)     0.87%      $1,000.00    $1,020.82         $4.43
--------------------------------------------------------------------------------
         Actual              1.37%      $1,000.00    $1,047.90         $7.07
 529A    -----------------------------------------------------------------------
         Hypothetical(h)     1.37%      $1,000.00    $1,018.30         $6.97
--------------------------------------------------------------------------------
         Actual              2.02%      $1,000.00    $1,044.60        $10.41
 529B    -----------------------------------------------------------------------
         Hypothetical(h)     2.02%      $1,000.00    $1,015.02        $10.26
--------------------------------------------------------------------------------
         Actual              2.02%      $1,000.00    $1,044.30        $10.41
 529C    -----------------------------------------------------------------------
         Hypothetical(h)     2.02%      $1,000.00    $1,015.02        $10.26
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
----------------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                           SHARES/PAR           VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
Aerospace - 8.1%
----------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                              4,603,500       $   456,390,990
Northrop Grumman Corp. (l)                                                                         2,647,710           208,745,456
United Technologies Corp.                                                                          2,443,370           182,348,703
                                                                                                                   ---------------
                                                                                                                   $   847,485,149
----------------------------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
Diageo PLC                                                                                         5,337,699       $   113,985,091
----------------------------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
Nike, Inc., "B"                                                                                    2,697,000       $   151,948,980
----------------------------------------------------------------------------------------------------------------------------------
Automotive - 0.6%
----------------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc. (l)                                                                           563,030       $    63,678,693
----------------------------------------------------------------------------------------------------------------------------------
Broadcasting - 1.7%
----------------------------------------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp. (l)                                                                       108,089       $       439,922
E.W. Scripps Co., "A" (l)                                                                            630,790            25,925,469
Viacom, Inc., "B" (a)(l)                                                                           1,929,531            76,139,293
Walt Disney Co.                                                                                    1,415,760            47,569,536
WPP Group PLC                                                                                      2,162,160            30,781,554
                                                                                                                   ---------------
                                                                                                                   $   180,855,774
----------------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.9%
----------------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                                                             553,620       $    72,950,507
Goldman Sachs Group, Inc.                                                                          1,264,720           222,603,367
Lehman Brothers Holdings, Inc. (l)                                                                   957,840            52,518,367
Merrill Lynch & Co., Inc.                                                                            732,850            54,011,045
                                                                                                                   ---------------
                                                                                                                   $   402,083,286
----------------------------------------------------------------------------------------------------------------------------------
Business Services - 1.0%
----------------------------------------------------------------------------------------------------------------------------------
Accenture Ltd., "A"                                                                                2,631,730       $   108,453,593
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 2.7%
----------------------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                                     889,920       $    37,937,290
PPG Industries, Inc. (l)                                                                           2,044,850           149,989,748
Syngenta AG                                                                                          481,460            90,106,867
                                                                                                                   ---------------
                                                                                                                   $   278,033,905
----------------------------------------------------------------------------------------------------------------------------------
Computer Software - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
Oracle Corp. (a)                                                                                   7,862,480       $   159,451,094
----------------------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                                1,855,980       $    91,592,613
International Business Machines Corp. (l)                                                            291,200            33,980,128
                                                                                                                   ---------------
                                                                                                                   $   125,572,741
----------------------------------------------------------------------------------------------------------------------------------
Construction - 2.6%
----------------------------------------------------------------------------------------------------------------------------------
Masco Corp. (l)                                                                                    5,861,190       $   152,508,164
Sherwin-Williams Co. (l)                                                                             742,980            51,273,050
Toll Brothers, Inc. (a)(l)                                                                         3,045,670            65,055,511
                                                                                                                   ---------------
                                                                                                                   $   268,836,725
----------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.8%
----------------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                                               2,919,640       $   190,681,688
----------------------------------------------------------------------------------------------------------------------------------
Containers - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp. (a)(l)                                                               1,547,940       $    16,346,246
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
Rockwell Automation, Inc. (l)                                                                      1,002,240       $    70,617,830
W.W. Grainger, Inc.                                                                                  919,210            84,208,828
                                                                                                                   ---------------
                                                                                                                   $   154,826,658
----------------------------------------------------------------------------------------------------------------------------------
Electronics - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                        6,163,340       $   158,706,005
----------------------------------------------------------------------------------------------------------------------------------
Energy - Independent - 2.6%
----------------------------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                                       1,152,870       $    89,209,081
Devon Energy Corp.                                                                                 1,535,280           115,621,937
EOG Resources, Inc. (l)                                                                              914,580            61,606,109
                                                                                                                   ---------------
                                                                                                                   $   266,437,127
----------------------------------------------------------------------------------------------------------------------------------
Energy - Integrated - 9.4%
----------------------------------------------------------------------------------------------------------------------------------
Chevron Corp. (l)                                                                                    968,084       $    84,959,052
ConocoPhillips                                                                                     1,706,280           139,727,269
Exxon Mobil Corp.                                                                                  3,283,680           281,509,886
Hess Corp. (l)                                                                                     2,047,810           125,674,100
Marathon Oil Corp.                                                                                   711,800            38,358,902
Royal Dutch Shell PLC, ADR                                                                           689,640            53,343,654
TOTAL S.A., ADR                                                                                    3,384,720           254,158,625
                                                                                                                   ---------------
                                                                                                                   $   977,731,488
----------------------------------------------------------------------------------------------------------------------------------
Food & Beverages - 3.0%
----------------------------------------------------------------------------------------------------------------------------------
Kellogg Co. (l)                                                                                    2,094,750       $   115,064,618
Nestle S.A.                                                                                          252,910           110,010,930
PepsiCo, Inc.                                                                                      1,358,466            92,416,442
                                                                                                                   ---------------
                                                                                                                   $   317,491,990
----------------------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.8%
----------------------------------------------------------------------------------------------------------------------------------
CVS Caremark Corp.                                                                                 2,295,407       $    86,812,293
----------------------------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Bowater, Inc. (l)                                                                                    353,090       $     5,946,036
----------------------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (l)                                                                   3,004,280       $   114,252,768
----------------------------------------------------------------------------------------------------------------------------------
General Merchandise - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
Macy's, Inc. (l)                                                                                   4,776,870       $   151,522,316
----------------------------------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 1.8%
----------------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                                             943,290       $    47,173,933
WellPoint, Inc. (a)                                                                                1,734,600           139,791,414
                                                                                                                   ---------------
                                                                                                                   $   186,965,347
----------------------------------------------------------------------------------------------------------------------------------
Insurance - 8.7%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                     5,759,240       $   315,318,390
Chubb Corp.                                                                                        1,150,160            58,807,681
Genworth Financial, Inc., "A"                                                                      3,005,420            87,097,072
Hartford Financial Services Group, Inc.                                                            1,146,085           101,898,417
MetLife, Inc. (l)                                                                                  4,266,770           273,286,619
Prudential Financial, Inc. (l)                                                                       764,390            68,626,934
                                                                                                                   ---------------
                                                                                                                   $   905,035,113
----------------------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 1.6%
----------------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                                          875,016       $   119,054,677
Eaton Corp.                                                                                          258,940            24,397,327
Timken Co.                                                                                           747,090            26,566,520
                                                                                                                   ---------------
                                                                                                                   $   170,018,524
----------------------------------------------------------------------------------------------------------------------------------
Major Banks - 8.3%
----------------------------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                              7,054,455       $   357,519,779
Bank of New York Mellon Corp.                                                                      4,280,248           173,050,427
PNC Financial Services Group, Inc. (l)                                                             1,594,940           112,235,928
State Street Corp. (l)                                                                             1,075,210            65,974,886
SunTrust Banks, Inc. (l)                                                                           1,921,540           151,321,275
                                                                                                                   ---------------
                                                                                                                   $   860,102,295
----------------------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 8.1%
----------------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                               1,937,340       $   113,566,871
Citigroup, Inc.                                                                                    6,228,430           291,988,798
Fannie Mae                                                                                         3,233,830           212,171,586
Freddie Mac                                                                                          848,820            52,295,800
UBS AG                                                                                             3,394,971           177,040,951
                                                                                                                   ---------------
                                                                                                                   $   847,064,006
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.9%
----------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                                  726,730       $    37,724,554
Eli Lilly & Co.                                                                                      379,300            21,752,855
GlaxoSmithKline PLC                                                                                2,110,880            55,122,807
Johnson & Johnson                                                                                  4,054,320           250,516,433
Merck & Co., Inc.                                                                                  2,639,830           132,440,271
Pfizer, Inc.                                                                                       1,905,600            47,335,104
Wyeth                                                                                              3,862,750           178,845,325
                                                                                                                   ---------------
                                                                                                                   $   723,737,349
----------------------------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
New York Times Co., "A" (l)                                                                          622,700       $    13,686,946
----------------------------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 1.0%
----------------------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                                 1,116,210       $    90,580,442
Norfolk Southern Corp.                                                                               253,730            12,993,513
                                                                                                                   ---------------
                                                                                                                   $   103,573,955
----------------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.3%
----------------------------------------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                                                       883,468       $    79,520,955
Praxair, Inc.                                                                                        752,820            56,958,361
                                                                                                                   ---------------
                                                                                                                   $   136,479,316
----------------------------------------------------------------------------------------------------------------------------------
Specialty Stores - 0.8%
----------------------------------------------------------------------------------------------------------------------------------
Advance Auto Parts, Inc.                                                                             575,600       $    20,468,336
Lowe's Cos., Inc.                                                                                    658,260            20,445,556
Staples, Inc.                                                                                      1,768,400            41,999,500
                                                                                                                   ---------------
                                                                                                                   $    82,913,392
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 2.0%
----------------------------------------------------------------------------------------------------------------------------------
Sprint Nextel Corp.                                                                                5,349,790       $   101,218,027
Vodafone Group PLC                                                                                32,421,303           104,473,285
                                                                                                                   ---------------
                                                                                                                   $   205,691,312
----------------------------------------------------------------------------------------------------------------------------------
Telephone Services - 2.0%
----------------------------------------------------------------------------------------------------------------------------------
AT&T, Inc.                                                                                         1,583,300       $    63,126,171
Embarq Corp.                                                                                       1,144,729            71,453,984
TELUS Corp. (non-voting shares)                                                                      409,090            21,214,516
Verizon Communications, Inc.                                                                       1,187,300            49,724,124
                                                                                                                   ---------------
                                                                                                                   $   205,518,795
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 3.5%
----------------------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                                                 5,260,450       $   365,127,835
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 3.5%
----------------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                                           1,395,580       $   118,875,504
Entergy Corp.                                                                                        702,160            72,757,819
FPL Group, Inc.                                                                                    1,727,590           101,651,396
PPL Corp. (l)                                                                                        660,100            31,856,426
Public Service Enterprise Group, Inc.                                                                413,070            35,106,819
                                                                                                                   ---------------
                                                                                                                   $   360,247,964
----------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $7,886,671,451)                                                              $10,307,301,795
----------------------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 2.7%
----------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                                                  286,667,246       $   286,667,246
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, 5.3%, dated 8/31/07, due 9/04/07, total to be received $73,911,500 (secured by U.S. Treasury and Federal
Agency obligations and Mortgage Backed securities in a
jointly traded account), at Cost                                                                $ 73,868,000       $    73,868,000
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.25%, due 9/04/07 (y)                                                 $ 18,618,000       $    18,609,855
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $8,265,816,552)                                                                $10,686,446,896
----------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (2.6)%                                                                               (274,894,036)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                                $10,411,552,860
----------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR      American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $293,829,947 of
securities on loan (identified cost, $8,265,816,552)                $10,686,446,896
Cash                                                                            630
Receivable for investments sold                                             913,357
Receivable for fund shares sold                                          38,362,247
Interest and dividends receivable                                        21,057,899
Receivable from investment adviser                                           52,439
Other assets                                                                 38,125
-------------------------------------------------------------------------------------------------------
Total assets                                                                            $10,746,871,593
-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                       $12,484,460
Payable for fund shares reacquired                                       31,537,922
Collateral for securities loaned, at value (c)                          286,667,246
Payable to affiliates
  Management fee                                                            331,544
  Shareholder servicing costs                                             3,364,464
  Distribution and service fees                                             241,137
  Administrative services fee                                                 3,077
  Program manager fees                                                          142
  Retirement plan administration and services fees                            3,072
Payable for independent trustees' compensation                               10,007
Accrued expenses and other liabilities                                      675,662
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $335,318,733
-------------------------------------------------------------------------------------------------------
Net assets                                                                              $10,411,552,860
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                      $7,457,392,890
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies           2,420,626,964
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                           518,532,677
Undistributed net investment income                                      15,000,329
-------------------------------------------------------------------------------------------------------
Net assets                                                                              $10,411,552,860
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   370,743,781
-------------------------------------------------------------------------------------------------------

(c) Non-cash collateral not included.

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $6,239,175,973
  Shares outstanding                                                    221,967,952
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $28.11
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $29.82
-------------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,049,401,286
  Shares outstanding                                                     37,583,780
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $27.92
-------------------------------------------------------------------------------------------------------
Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,052,466,717
  Shares outstanding                                                     37,749,749
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $27.88
-------------------------------------------------------------------------------------------------------
Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,529,643,178
  Shares outstanding                                                     54,157,708
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.24
-------------------------------------------------------------------------------------------------------
Class W shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $69,115,240
  Shares outstanding                                                      2,459,050
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.11
-------------------------------------------------------------------------------------------------------
Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $67,300,136
  Shares outstanding                                                      2,399,077
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.05
-------------------------------------------------------------------------------------------------------
Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $15,823,359
  Shares outstanding                                                        569,973
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $27.76
-------------------------------------------------------------------------------------------------------
Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $12,743,051
  Shares outstanding                                                        457,009
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $27.88
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $98,970,496
  Shares outstanding                                                      3,541,853
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $27.94
-------------------------------------------------------------------------------------------------------
Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $128,908,771
  Shares outstanding                                                      4,592,862
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.07
-------------------------------------------------------------------------------------------------------
Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $137,524,361
  Shares outstanding                                                      4,888,407
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.13
-------------------------------------------------------------------------------------------------------
Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                             $6,194,000
  Shares outstanding                                                        221,501
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $27.96
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $29.67
-------------------------------------------------------------------------------------------------------
Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                             $1,822,810
  Shares outstanding                                                         65,839
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $27.69
-------------------------------------------------------------------------------------------------------
Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                             $2,463,482
  Shares outstanding                                                         89,021
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $27.67
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Income
  Dividends                                                        $211,811,318
  Interest                                                            6,887,476
  Other                                                                   4,259
  Foreign taxes withheld                                             (2,738,559)
--------------------------------------------------------------------------------------------------
Total investment income                                                               $215,964,494
--------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                    $58,643,696
  Distribution and service fees                                      43,207,617
  Program manager fees                                                   21,541
  Shareholder servicing costs                                        14,079,940
  Administrative services fee                                           608,171
  Retirement plan administration and services fees                      417,805
  Independent trustees' compensation                                    127,519
  Custodian fee                                                         945,690
  Shareholder communications                                            536,928
  Auditing fees                                                          46,112
  Legal fees                                                            135,788
  Miscellaneous                                                         782,282
--------------------------------------------------------------------------------------------------
Total expenses                                                                        $119,553,089
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (199,928)
  Reduction of expenses by investment adviser                        (1,222,554)
--------------------------------------------------------------------------------------------------
Net expenses                                                                          $118,130,607
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $97,833,887
--------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                          $644,506,759
  Foreign currency transactions                                         (41,967)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                 $644,464,792
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $651,126,108
  Translation of assets and liabilities in foreign currencies            (9,570)
--------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                  $651,116,538
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                    $1,295,581,330
--------------------------------------------------------------------------------------------------
Change in net assets from operations                                                $1,393,415,217
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                     YEARS ENDED 8/31
                                                            ---------------------------------
                                                                      2007               2006
CHANGE IN NET ASSETS
FROM OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                          $97,833,887       $101,398,166
Net realized gain (loss) on investments and foreign
currency transactions                                          644,464,792        303,639,543
Net unrealized gain (loss) on investments and foreign
currency translation                                           651,116,538        521,315,817
---------------------------------------------------------------------------------------------
Change in net assets from operations                        $1,393,415,217       $926,353,526
---------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
From net investment income
  Class A                                                     $(74,843,923)      $(56,268,368)
  Class B                                                       (7,854,264)        (6,779,390)
  Class C                                                       (6,903,771)        (4,984,908)
  Class I                                                      (22,163,116)       (15,180,640)
  Class W                                                         (379,376)              (388)
  Class R                                                       (1,172,262)        (1,084,796)
  Class R1                                                         (55,300)           (14,051)
  Class R2                                                         (73,907)           (12,119)
  Class R3                                                        (607,901)          (160,191)
  Class R4                                                        (984,911)          (168,024)
  Class R5                                                      (1,457,291)          (571,771)
  Class 529A                                                       (56,466)           (32,149)
  Class 529B                                                        (7,521)            (2,874)
  Class 529C                                                       (10,543)            (4,307)
From net realized gain on investments and foreign
currency transactions
  Class A                                                     (161,744,414)      (217,446,760)
  Class B                                                      (34,846,208)       (58,304,573)
  Class C                                                      (28,334,762)       (41,125,028)
  Class I                                                      (37,523,913)       (44,433,140)
  Class W                                                         (415,807)                --
  Class R                                                       (3,323,744)        (5,057,671)
  Class R1                                                        (202,116)           (65,732)
  Class R2                                                        (177,924)           (32,165)
  Class R3                                                      (1,332,483)          (644,654)
  Class R4                                                      (1,724,464)          (108,618)
  Class R5                                                      (1,986,525)        (2,214,112)
  Class 529A                                                      (129,843)          (147,960)
  Class 529B                                                       (31,527)           (34,246)
  Class 529C                                                       (45,316)           (54,564)
---------------------------------------------------------------------------------------------
Total distributions declared to shareholders                 $(388,389,598)     $(454,933,199)
---------------------------------------------------------------------------------------------

Statements of Changes in Net Assets - continued

                                                                     YEARS ENDED 8/31
                                                            ----------------------------------
                                                                       2007               2006
Change in net assets from fund share transactions            $1,030,845,190       $224,602,050
----------------------------------------------------------------------------------------------
Total change in net assets                                   $2,035,870,809       $696,022,377
----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
At beginning of period                                        8,375,682,051      7,679,659,674
At end of period (including undistributed net investment
income of $15,000,329 and $33,778,961, respectively)        $10,411,552,860     $8,375,682,051
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                     YEARS ENDED 8/31
                                                ------------------------------------------------------------------------
                                                      2007           2006           2005           2004             2003
Net asset value, beginning of period                $25.20         $23.81         $20.88         $18.03           $17.21
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.30          $0.34          $0.28          $0.23            $0.24
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 3.77           2.48           2.91           2.84             0.81
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $4.07          $2.82          $3.19          $3.07            $1.05
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.36)        $(0.29)        $(0.26)        $(0.22)          $(0.23)
  From net realized gain on investments
  and foreign currency transactions                  (0.80)         (1.14)            --             --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.16)        $(1.43)        $(0.26)        $(0.22)          $(0.23)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $28.11         $25.20         $23.81         $20.88           $18.03
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           16.42          12.36          15.36          17.13(b)          6.22
------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.13           1.17           1.16           1.18             1.20
Expenses after expense reductions (f)                 1.11           1.16           1.16           1.18              N/A
Net investment income                                 1.10           1.40           1.23           1.14             1.41
Portfolio turnover                                      26             26             24             42               55
Net assets at end of period (000 Omitted)       $6,239,176     $4,929,525     $4,554,484     $3,527,854       $3,039,085
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                     YEARS ENDED 8/31
                                                ------------------------------------------------------------------------
                                                      2007           2006           2005           2004             2003
Net asset value, beginning of period                $25.04         $23.66         $20.77         $17.94           $17.13
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.12          $0.17          $0.13          $0.10            $0.12
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 3.74           2.49           2.90           2.83             0.81
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.86          $2.66          $3.03          $2.93            $0.93
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.18)        $(0.14)        $(0.14)        $(0.10)          $(0.12)
  From net realized gain on investments
  and foreign currency transactions                  (0.80)         (1.14)            --             --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(0.98)        $(1.28)        $(0.14)        $(0.10)          $(0.12)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.92         $25.04         $23.66         $20.77           $17.94
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           15.64          11.66          14.61          16.35(b)          5.50
------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.78           1.82           1.81           1.82             1.85
Expenses after expense reductions (f)                 1.76           1.81           1.81           1.82              N/A
Net investment income                                 0.44           0.72           0.58           0.49             0.76
Portfolio turnover                                      26             26             24             42               55
Net assets at end of period (000 Omitted)       $1,049,401     $1,139,651     $1,262,029     $1,199,074       $1,069,389
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                     YEARS ENDED 8/31
                                                ------------------------------------------------------------------------
                                                      2007           2006           2005           2004            2003
Net asset value, beginning of period                $25.01         $23.64         $20.75         $17.93          $17.12
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.12          $0.18          $0.13          $0.10            $0.12
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 3.74           2.47           2.90           2.82             0.81
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.86          $2.65          $3.03          $2.92            $0.93
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.19)        $(0.14)        $(0.14)        $(0.10)          $(0.12)
  From net realized gain on investments
  and foreign currency transactions                  (0.80)         (1.14)            --             --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(0.99)        $(1.28)        $(0.14)        $(0.10)          $(0.12)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.88         $25.01         $23.64         $20.75           $17.93
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           15.66          11.65          14.63          16.32(b)          5.52
------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.78           1.82           1.81           1.82             1.85
Expenses after expense reductions (f)                 1.76           1.81           1.81           1.82              N/A
Net investment income                                 0.45           0.74           0.58           0.49             0.76
Portfolio turnover                                      26             26             24             42               55
Net assets at end of period (000 Omitted)       $1,052,467       $881,538       $863,486       $761,669         $648,318
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                     YEARS ENDED 8/31
                                                ------------------------------------------------------------------------
                                                      2007           2006           2005           2004             2003
Net asset value, beginning of period                $25.32         $23.91         $20.95         $18.10           $17.27
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.40          $0.43          $0.37          $0.30            $0.30
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 3.77           2.49           2.91           2.84             0.82
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $4.17          $2.92          $3.28          $3.14            $1.12
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.45)        $(0.37)        $(0.32)        $(0.29)          $(0.29)
  From net realized gain on investments
  and foreign currency transactions                  (0.80)         (1.14)            --             --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.25)        $(1.51)        $(0.32)        $(0.29)          $(0.29)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $28.24         $25.32         $23.91         $20.95           $18.10
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              16.78          12.78          15.78          17.47(b)          6.61
------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                0.78           0.82           0.81           0.83             0.85
Expenses after expense reductions (f)                 0.76           0.81           0.81           0.83              N/A
Net investment income                                 1.45           1.77           1.59           1.50             1.76
Portfolio turnover                                      26             26             24             42               55
Net assets at end of period (000 Omitted)       $1,529,643     $1,162,665       $899,654       $593,364         $296,961
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS W                                                                       YEARS ENDED 8/31
                                                                         ---------------------------
                                                                            2007             2006(i)

Net asset value, beginning of period                                      $25.20              $25.04
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (d)                                                $0.37               $0.24
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                       3.77                0.02(g)
----------------------------------------------------------------------------------------------------
Total from investment operations                                           $4.14               $0.26
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
  From net investment income                                              $(0.43)             $(0.10)
  From net realized gain on investments
  and foreign currency transactions                                        (0.80)                 --
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                              $(1.23)             $(0.10)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $28.11              $25.20
----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                    16.73                1.05(n)
----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                      0.88                0.92(a)
Expenses after expense reductions (f)                                       0.86                0.91(a)
Net investment income                                                       1.37                3.32(a)
Portfolio turnover                                                            26                  26
Net assets at end of period (000 Omitted)                                $69,115              $8,952
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                              YEARS ENDED 8/31
                                                ----------------------------------------------------------
                                                   2007         2006        2005        2004       2003(i)
Net asset value, beginning of period             $25.15       $23.76      $20.84      $18.01        $16.53
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------
  Net investment income (d)                       $0.26        $0.30       $0.25       $0.21         $0.15
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.75         2.49        2.90        2.82          1.45
----------------------------------------------------------------------------------------------------------
Total from investment operations                  $4.01        $2.79       $3.15       $3.03         $1.60
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
  From net investment income                     $(0.31)      $(0.26)     $(0.23)     $(0.20)       $(0.12)
  From net realized gain on investments
  and foreign currency transactions               (0.80)       (1.14)         --          --            --
----------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders     $(1.11)      $(1.40)     $(0.23)     $(0.20)       $(0.12)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $28.05       $25.15      $23.76      $20.84        $18.01
----------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                           16.22        12.22       15.21       16.92(b)       9.76(n)
----------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.28         1.31        1.31        1.33          1.42(a)
Expenses after expense reductions (f)              1.26         1.31        1.31        1.33           N/A
Net investment income                              0.94         1.24        1.10        1.02          1.26(a)
Portfolio turnover                                   26           26          24          42            55
Net assets at end of period (000 Omitted)       $67,300     $101,162     $85,302     $47,970       $14,583
----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                  YEARS ENDED 8/31
                                                                -------------------------------------
                                                                   2007           2006        2005(i)

Net asset value, beginning of period                             $24.93         $23.63         $23.17
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------
  Net investment income (d)                                       $0.10          $0.22          $0.09
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                 3.72           2.39           0.42(g)
-----------------------------------------------------------------------------------------------------
Total from investment operations                                  $3.82          $2.61          $0.51
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
  From net investment income                                     $(0.19)        $(0.17)        $(0.05)
  From net realized gain on investments and foreign currency
  transactions                                                    (0.80)         (1.14)            --
-----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(0.99)        $(1.31)        $(0.05)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $27.76         $24.93         $23.63
-----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                           15.55          11.51           2.21(n)
-----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.92           2.02           2.04(a)
Expenses after expense reductions (f)                              1.86           1.92           2.04(a)
Net investment income                                              0.36           0.93           0.89(a)
Portfolio turnover                                                   26             26             24
Net assets at end of period (000 Omitted)                       $15,823         $4,639           $574
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                   YEARS ENDED 8/31
                                                                ------------------------------------
                                                                  2007           2006        2005(i)

Net asset value, beginning of period                            $25.03         $23.67         $23.17
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (d)                                      $0.19          $0.30          $0.11
  Net realized and unrealized gain (loss)
  on investments and foreign currency                             3.74           2.42           0.43(g)
----------------------------------------------------------------------------------------------------
Total from investment operations                                 $3.93          $2.72          $0.54
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
  From net investment income                                    $(0.28)        $(0.22)        $(0.04)
  From net realized gain on investments
  and foreign currency transactions                              (0.80)         (1.14)            --
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                    $(1.08)        $(1.36)        $(0.04)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $27.88         $25.03         $23.67
----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                          15.92          11.96           2.34(n)
----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                            1.59           1.71           1.73(a)
Expenses after expense reductions (f)                             1.51           1.57           1.73(a)
Net investment income                                             0.71           1.33           1.49(a)
Portfolio turnover                                                  26             26             24
Net assets at end of period (000 Omitted)                      $12,743         $4,520           $732
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                         YEARS ENDED 8/31
                                                            -----------------------------------------------------
                                                               2007            2006           2005        2004(i)
Net asset value, beginning of period                         $25.07          $23.71         $20.84         $18.73
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                   $0.22           $0.31          $0.21          $0.11
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                         3.75            2.43           2.88           2.12
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                              $3.97           $2.74          $3.09          $2.23
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
  From net investment income                                 $(0.30)         $(0.24)        $(0.22)        $(0.12)
  From net realized gain on investments and foreign
  currency transactions                                       (0.80)          (1.14)            --             --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                 $(1.10)         $(1.38)        $(0.22)        $(0.12)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $27.94          $25.07         $23.71         $20.84
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                       16.07           12.03          14.91          11.93(b)(n)
-----------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         1.47            1.56           1.57           1.59(a)
Expenses after expense reductions (f)                          1.41            1.47           1.57           1.59(a)
Net investment income                                          0.81            1.27           0.93           0.80(a)
Portfolio turnover                                               26              26             24             42
Net assets at end of period (000 Omitted)                   $98,970         $30,001         $8,316           $414
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                                YEARS ENDED 8/31
                                                                 -----------------------------
                                                                    2007             2006          2005(i)

Net asset value, beginning of period                               $25.17           $23.81          $23.29
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------
  Net investment income (d)                                         $0.30            $0.42           $0.15
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                   3.75             2.39            0.44(g)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                    $4.05            $2.81           $0.59
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
  From net investment income                                       $(0.35)          $(0.31)         $(0.07)
  From net realized gain on investments and foreign currency
  transactions                                                      (0.80)           (1.14)             --
----------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                       $(1.15)          $(1.45)         $(0.07)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $28.07           $25.17          $23.81
----------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                             16.38            12.33            2.53(n)
----------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                               1.18             1.22            1.23(a)
Expenses after expense reductions (f)                                1.16             1.22            1.23(a)
Net investment income                                                1.07             1.80            1.94(a)
Portfolio turnover                                                     26               26              24
Net assets at end of period (000 Omitted)                        $128,909          $46,731            $400
----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                               YEARS ENDED 8/31
                                                                -----------------------------
                                                                    2007          2006      2005(i)
Net asset value, beginning of period                              $25.22        $23.83       $23.29
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income (d)                                        $0.39         $0.45        $0.15
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                  3.75          2.43         0.47(g)
---------------------------------------------------------------------------------------------------
Total from investment operations                                   $4.14         $2.88        $0.62
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
  From net investment income                                      $(0.43)       $(0.35)      $(0.08)
  From net realized gain on investments and foreign currency
  transactions                                                     (0.80)        (1.14)          --
---------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(1.23)       $(1.49)      $(0.08)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $28.13        $25.22       $23.83
---------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                            16.70         12.64         2.68(n)
---------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                              0.88          0.92         0.92(a)
Expenses after expense reductions (f)                               0.86          0.91         0.92(a)
Net investment income                                               1.39          1.80         1.57(a)
Portfolio turnover                                                    26            26           24
Net assets at end of period (000 Omitted)                       $137,524       $60,124          $51
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                        YEARS ENDED 8/31
                                                ----------------------------------------------------
                                                  2007       2006       2005       2004         2003
Net asset value, beginning of period            $25.09     $23.71     $20.80     $18.00       $17.21
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.23      $0.28      $0.23      $0.18        $0.20
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.74       2.48       2.90       2.80         0.81
----------------------------------------------------------------------------------------------------
Total from investment operations                 $3.97      $2.76      $3.13      $2.98        $1.01
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
  From net investment income                    $(0.30)    $(0.24)    $(0.22)    $(0.18)      $(0.22)
  From net realized gain on investments
  and foreign currency transactions              (0.80)     (1.14)        --         --           --
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders    $(1.10)    $(1.38)    $(0.22)    $(0.18)      $(0.22)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $27.96     $25.09     $23.71     $20.80       $18.00
----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       16.09      12.11      15.09      16.63(b)      5.98
----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.38       1.42       1.41       1.43         1.48
Expenses after expense reductions (f)             1.36       1.41       1.41       1.43          N/A
Net investment income                             0.85       1.18       0.99       0.91         1.20
Portfolio turnover                                  26         26         24         42           55
Net assets at end of period (000 Omitted)       $6,194     $3,947     $2,914     $1,673         $806
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                        YEARS ENDED 8/31
                                                ----------------------------------------------------
                                                  2007       2006       2005       2004         2003
Net asset value, beginning of period            $24.87     $23.52     $20.67     $17.87       $17.12
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.06      $0.13      $0.08      $0.05        $0.09
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.71       2.45       2.87       2.81         0.80
----------------------------------------------------------------------------------------------------
Total from investment operations                 $3.77      $2.58      $2.95      $2.86        $0.89
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
  From net investment income                    $(0.15)    $(0.09)    $(0.10)    $(0.06)      $(0.14)
  From net realized gain on investments
  and foreign currency transactions              (0.80)     (1.14)        --         --           --
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders    $(0.95)    $(1.23)    $(0.10)    $(0.06)      $(0.14)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $27.69     $24.87     $23.52     $20.67       $17.87
----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       15.37      11.39      14.32      16.03(b)      5.29
----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            2.03       2.06       2.06       2.07         2.13
Expenses after expense reductions (f)             2.01       2.06       2.06       2.07          N/A
Net investment income                             0.20       0.53       0.34       0.27         0.52
Portfolio turnover                                  26         26         24         42           55
Net assets at end of period (000 Omitted)       $1,823       $946       $655       $439         $181
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                        YEARS ENDED 8/31
                                                ----------------------------------------------------
                                                  2007       2006       2005       2004         2003
Net asset value, beginning of period            $24.86     $23.51     $20.66     $17.86       $17.11
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.06      $0.12      $0.08      $0.05        $0.09
  Net realized and unrealized gain (loss)
  on investments and foreign currency             3.70       2.46       2.87       2.81         0.80
----------------------------------------------------------------------------------------------------
Total from investment operations                 $3.76      $2.58      $2.95      $2.86        $0.89
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
  From net investment income                    $(0.15)    $(0.09)    $(0.10)    $(0.06)      $(0.14)
  From net realized gain on investments
  and foreign currency transactions              (0.80)     (1.14)        --         --           --
----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders    $(0.95)    $(1.23)    $(0.10)    $(0.06)      $(0.14)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $27.67     $24.86     $23.51     $20.66       $17.86
----------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       15.34      11.39      14.32      16.03(b)      5.31
----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            2.03       2.06       2.06       2.07         2.13
Expenses after expense reductions (f)             2.01       2.06       2.06       2.07          N/A
Net investment income                             0.20       0.51       0.36       0.26         0.55
Portfolio turnover                                  26         26         24         42           55
Net assets at end of period (000 Omitted)       $2,463     $1,279     $1,062       $643         $352
----------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class
    R3), April 1, 2005 (Classes R1, R2, R4, and R5) and May 1, 2006 (Class W) through the stated
    period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Value Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2007 the value of securities loaned was $293,829,947. These loans were collateralized by cash of $286,667,246 and U.S. Treasury obligations of $14,483,455.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                   8/31/07         8/31/06

          Ordinary income (including any
          short-term capital gains)           $125,426,306     $90,625,348
          Long-term capital gain               262,963,292     364,307,851
          ----------------------------------------------------------------
          Total distributions                 $388,389,598    $454,933,199

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/07

          Cost of investments                               $8,282,609,839
          ----------------------------------------------------------------
          Gross appreciation                                $2,541,769,568
          Gross depreciation                                  (137,932,511)
          ----------------------------------------------------------------
          Net unrealized appreciation (depreciation)        $2,403,837,057

          Undistributed ordinary income                         70,525,120
          Undistributed long-term capital gain                 479,810,679
          Other temporary differences                              (12,886)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $7.5 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. This management fee reduction amounted to $1,136,975, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $561,082 and $3,519 for the year ended August 31, 2007, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                    TOTAL         ANNUAL       DISTRIBUTION
                             DISTRIBUTION       SERVICE      DISTRIBUTION      EFFECTIVE        AND SERVICE
                                 FEE RATE      FEE RATE          PLAN (d)       RATE (e)                FEE
Class A                             0.10%         0.25%             0.35%          0.35%        $20,400,573
Class B                             0.75%         0.25%             1.00%          1.00%         11,548,292
Class C                             0.75%         0.25%             1.00%          1.00%         10,047,929
Class W                             0.10%            --             0.10%          0.10%             28,423
Class R                             0.25%         0.25%             0.50%          0.50%            486,428
Class R1                            0.50%         0.25%             0.75%          0.75%             69,894
Class R2                            0.25%         0.25%             0.50%          0.50%             41,604
Class R3                            0.25%         0.25%             0.50%          0.50%            318,920
Class R4                               --         0.25%             0.25%          0.25%            213,481
Class 529A                          0.25%         0.25%             0.50%          0.35%             18,358
Class 529B                          0.75%         0.25%             1.00%          1.00%             14,120
Class 529C                          0.75%         0.25%             1.00%          1.00%             19,595
-----------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                             $43,207,617

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended
    August 31, 2007 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                          AMOUNT

              Class A                                    $77,740
              Class B                                 $1,002,063
              Class C                                    $55,309
              Class 529B                                    $662
              Class 529C                                     $38

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2007, were as follows:

                                                          AMOUNT

              Class 529A                                 $13,112
              Class 529B                                   3,530
              Class 529C                                   4,899
              --------------------------------------------------
              Total Program Manager Fees                 $21,541

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $5,964,633, which equated to 0.0610% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,451,157. The fund may also pay shareholder servicing related costs directly to non-related parties.

Effective May 1, 2007, under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds ("MFS fund-of-funds") and each underlying fund in which a MFS fund-of-funds invests ("underlying funds"), each underlying fund may pay a portion of each MFS fund-of-fund's transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2007, these costs for the fund amounted to $279,477 and are reflected in the shareholder servicing costs on the Statement of Operations.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0062% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                         BEGINNING OF                        ANNUAL
                       PERIOD THROUGH      EFFECTIVE      EFFECTIVE       TOTAL
                              3/31/07        4/01/07       RATE (g)      AMOUNT

Class R1                        0.45%          0.35%          0.35%     $36,608
Class R2                        0.40%          0.25%          0.25%      26,437
Class R3                        0.25%          0.15%          0.15%     123,749
Class R4                        0.15%          0.15%          0.15%     128,088
Class R5                        0.10%          0.10%          0.10%     102,923
-------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                 $417,805

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $37,698 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,111. This amount is included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $9,504 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $61,125. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $47,881 which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES

U.S. government securities                         $41,168,451        $1,533,157
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)    $3,174,107,943    $2,464,396,192
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 YEAR ENDED                          YEAR ENDED
                                                   8/31/07                           8/31/06(i)
                                         SHARES            AMOUNT            SHARES            AMOUNT
Shares sold
  Class A                              82,897,137      $2,284,935,155      60,803,749      $1,470,033,391
  Class B                               4,097,957         110,802,297       4,311,711         103,369,845
  Class C                               7,629,570         207,679,463       5,194,373         124,008,983
  Class I                              12,095,417         335,715,810       9,361,214         225,782,424
  Class W                               2,226,482          62,441,031         355,829           8,707,026
  Class R                               1,032,032          28,054,647       2,171,753          51,431,346
  Class R1                                699,966          19,124,968         219,186           5,288,225
  Class R2                                576,831          15,856,845         192,249           4,708,059
  Class R3                              4,004,768         109,306,754       1,329,770          31,972,342
  Class R4                              5,573,616         153,833,399       2,221,181          53,759,704
  Class R5                              3,481,769          95,988,445       2,712,139          63,685,240
  Class 529A                               76,026           2,073,352          36,431             876,014
  Class 529B                               30,024             813,107           9,630             228,856
  Class 529C                               46,425           1,253,885           8,588             204,251
---------------------------------------------------------------------------------------------------------
                                      124,468,020      $3,427,879,158      88,927,803      $2,144,055,706

Shares issued to shareholders in
reinvestment of distributions
  Class A                               7,002,269        $186,811,539       9,462,744        $221,685,921
  Class B                               1,327,246          35,109,854       2,278,450          53,009,523
  Class C                                 834,009          22,045,467       1,259,073          29,257,616
  Class I                               2,113,899          56,679,995       2,428,532          57,190,569
  Class W                                  25,338             685,714              16                 388
  Class R                                 157,270           4,176,605         246,252           5,756,203
  Class R1                                  9,740             257,416           3,439              79,783
  Class R2                                  9,477             251,790           1,901              44,284
  Class R3                                 72,416           1,930,007          34,444             803,843
  Class R4                                101,166           2,708,973          11,675             276,619
  Class R5                                 12,968             364,151             138               3,249
  Class 529A                                7,005             186,245           7,720             180,072
  Class 529B                                1,484              39,048           1,606              37,120
  Class 529C                                2,123              55,859           2,549              58,871
---------------------------------------------------------------------------------------------------------
                                       11,676,410        $311,302,663      15,738,539        $368,384,061

Shares reacquired
  Class A                             (63,526,514)    $(1,756,904,603)    (65,973,843)    $(1,589,756,950)
  Class B                             (13,355,675)       (365,457,041)    (14,415,374)       (346,071,665)
  Class C                              (5,960,195)       (162,740,623)     (7,736,571)       (185,371,128)
  Class I                              (5,977,035)       (167,400,144)     (3,495,733)        (85,149,119)
  Class W                                (147,993)         (4,084,628)           (622)            (15,405)
  Class R                              (2,812,920)        (77,996,184)     (1,985,641)        (48,501,782)
  Class R1                               (325,820)         (8,841,369)        (60,823)         (1,476,315)
  Class R2                               (309,910)         (8,484,016)        (44,464)         (1,089,173)
  Class R3                             (1,731,828)        (47,281,104)       (518,447)        (12,427,593)
  Class R4                             (2,938,269)        (80,696,299)       (393,300)         (9,578,895)
  Class R5                               (990,264)        (27,530,499)       (330,497)         (8,024,795)
  Class 529A                              (18,872)           (514,741)         (9,716)           (232,975)
  Class 529B                               (3,710)           (102,409)         (1,056)            (25,650)
  Class 529C                              (10,964)           (302,971)         (4,854)           (116,272)
---------------------------------------------------------------------------------------------------------
                                      (98,109,969)    $(2,708,336,631)    (94,970,941)    $(2,287,837,717)

Net change
  Class A                              26,372,892        $714,842,091       4,292,650        $101,962,362
  Class B                              (7,930,472)       (219,544,890)     (7,825,213)       (189,692,297)
  Class C                               2,503,384          66,984,307      (1,283,125)        (32,104,529)
  Class I                               8,232,281         224,995,661       8,294,013         197,823,874
  Class W                               2,103,827          59,042,117         355,223           8,692,009
  Class R                              (1,623,618)        (45,764,932)        432,364           8,685,767
  Class R1                                383,886          10,541,015         161,802           3,891,693
  Class R2                                276,398           7,624,619         149,686           3,663,170
  Class R3                              2,345,356          63,955,657         845,767          20,348,592
  Class R4                              2,736,513          75,846,073       1,839,556          44,457,428
  Class R5                              2,504,473          68,822,097       2,381,780          55,663,694
  Class 529A                               64,159           1,744,856          34,435             823,111
  Class 529B                               27,798             749,746          10,180             240,326
  Class 529C                               37,584           1,006,773           6,283             146,850
---------------------------------------------------------------------------------------------------------
                                       38,034,461      $1,030,845,190       9,695,401        $224,602,050

(i) For the period from the class' inception, May 1, 2006 (Class W) through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 1%, 3%, 4% and 2% respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $49,205 and $347, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) GAIN CONTINGENCY

The fund's investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the "SEC") entering an order approving a settlement with MFS and two of its former officers (the "Settlement Order"). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the "Payments") to a Fair Fund established by the SEC, from which settlement funds will be distributed to current and former shareholders of the fund and certain other affected MFS retail funds. The Payments will be distributed to shareholders in accordance with a plan developed by an independent distribution consultant (the "IDC") in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Payments made by third parties into other settlement funds to remediate harm caused by the third party's late or excessive trading in certain MFS funds may also become part of the residual amounts. At this time, the residual amounts, if any, cannot be reasonably estimated and the fund has not accrued an estimate for any amounts to be received.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS DURING
                              POSITION(S) HELD     TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH              WITH FUND             SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------         -------------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)        Trustee                February 2004      Massachusetts Financial Services
(born 10/20/63)                                                       Company, Chief Executive Officer,
                                                                      President, Chief Investment
                                                                      Officer and Director

Robert C. Pozen(k)          Trustee                February 2004      Massachusetts Financial Services
(born 8/08/46)                                                        Company, Chairman (since February
                                                                      2004); MIT Sloan School
                                                                      (education), Senior Lecturer
                                                                      (since 2006); Secretary of
                                                                      Economic Affairs, The Commonwealth
                                                                      of Massachusetts (January 2002 to
                                                                      December 2002); Fidelity
                                                                      Investments, Vice Chairman (June
                                                                      2000 to December 2001); Fidelity
                                                                      Management & Research Company
                                                                      (investment adviser), President
                                                                      (March 1997 to July 2001); Bell
                                                                      Canada Enterprises
                                                                      (telecommunications), Director;
                                                                      Medtronic, Inc. (medical
                                                                      technology), Director; Telesat
                                                                      (satellite communications),
                                                                      Director

INDEPENDENT TRUSTEES
J. Atwood Ives              Trustee and Chair      February 1992      Private investor; Eastern
(born 5/01/36)              of Trustees                               Enterprises (diversified services
                                                                      company), Chairman, Trustee and
                                                                      Chief Executive Officer (until
                                                                      November 2000)

Robert E. Butler(n)         Trustee                January 2006       Consultant - regulatory and
(born 11/29/41)                                                       compliance matters (since July
                                                                      2002); PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 2002)

Lawrence H. Cohn, M.D.      Trustee                August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                        Chief of Cardiac Surgery (2005);
                                                                      Harvard Medical School, Professor
                                                                      of Cardiac Surgery; Physician
                                                                      Director of Medical Device
                                                                      Technology for Partners HealthCare

David H. Gunning            Trustee                January 2004       Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                        (mining products and service
                                                                      provider), Vice Chairman/Director
                                                                      (until May 2007); Portman Limited
                                                                      (mining), Director (since 2005);
                                                                      Encinitos Ventures (private
                                                                      investment company), Principal
                                                                      (1997 to April 2001); Lincoln
                                                                      Electric Holdings, Inc. (welding
                                                                      equipment manufacturer), Director

William R. Gutow            Trustee                December 1993      Private investor and real estate
(born 9/27/41)                                                        consultant; Capitol Entertainment
                                                                      Management Company (video
                                                                      franchise), Vice Chairman;
                                                                      Atlantic Coast Tan (tanning
                                                                      salons), Vice Chairman (since
                                                                      2002)

Michael Hegarty             Trustee                December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                       services and insurance), Vice
                                                                      Chairman and Chief Operating
                                                                      Officer (until May 2001); The
                                                                      Equitable Life Assurance Society
                                                                      (insurance), President and Chief
                                                                      Operating Officer (until May 2001)

Lawrence T. Perera          Trustee                July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                        Partner

J. Dale Sherratt            Trustee                August 1993        Insight Resources, Inc.
(born 9/23/38)                                                        (acquisition planning
                                                                      specialists), President; Wellfleet
                                                                      Investments (investor in health
                                                                      care companies), Managing General
                                                                      Partner (since 1993); Cambridge
                                                                      Nutraceuticals (professional
                                                                      nutritional products), Chief
                                                                      Executive Officer (until May 2001)

Laurie J. Thomsen           Trustee                March 2005         New Profit, Inc. (venture
(born 8/05/57)                                                        philanthropy), Partner (since
                                                                      2006); Private investor; Prism
                                                                      Venture Partners (venture
                                                                      capital), Co-founder and General
                                                                      Partner (until June 2004); The
                                                                      Travelers Companies (commercial
                                                                      property liability insurance),
                                                                      Director

Robert W. Uek               Trustee                January 2006       Retired (since 1999);
(born 5/18/41)                                                        PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 1999); Consultant
                                                                      to investment company industry
                                                                      (since 2000); TT International
                                                                      Funds (mutual fund complex),
                                                                      Trustee (2000 until 2005);
                                                                      Hillview Investment Trust II Funds
                                                                      (mutual fund complex), Trustee
                                                                      (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)           President              November 2005      Massachusetts Financial Services
(born 12/01/58)                                                       Company, Executive Vice President
                                                                      and Chief Regulatory Officer
                                                                      (since March 2004) Chief
                                                                      Compliance Officer (since December
                                                                      2006); Fidelity Management &
                                                                      Research Company, Vice President
                                                                      (prior to March 2004); Fidelity
                                                                      Group of Funds, President and
                                                                      Treasurer (prior to March 2004)

Tracy Atkinson(k)           Treasurer              September 2005     Massachusetts Financial Services
(born 12/30/64)                                                       Company, Senior Vice President
                                                                      (since September 2004);
                                                                      PricewaterhouseCoopers LLP,
                                                                      Partner (prior to September 2004)

Christopher R. Bohane(k)    Assistant Secretary    July 2005          Massachusetts Financial Services
(born 1/18/74)              and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since April 2003);
                                                                      Kirkpatrick & Lockhart LLP (law
                                                                      firm), Associate (prior to April
                                                                      2003)

Ethan D. Corey(k)           Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/21/63)             and Assistant Clerk                       Company, Special Counsel (since
                                                                      December 2004); Dechert LLP (law
                                                                      firm), Counsel (prior to December
                                                                      2004)

David L. DiLorenzo(k)       Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 8/10/68)                                                        Company, Vice President (since
                                                                      June 2005); JP Morgan Investor
                                                                      Services, Vice President (prior to
                                                                      June 2005)

Mark D. Fischer(k)          Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 10/27/70)                                                       Company, Vice President (since May
                                                                      2005); JP Morgan Investment
                                                                      Management Company, Vice President
                                                                      (prior to May 2005)

Brian E. Langenfeld(k)      Assistant Secretary    June 2006          Massachusetts Financial Services
(born 3/07/73)              and Assistant Clerk                       Company, Assistant Vice President
                                                                      and Counsel (since May 2006); John
                                                                      Hancock Advisers, LLC, Assistant
                                                                      Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock
                                                                      Advisers, LLC, Attorney and
                                                                      Assistant Secretary (prior to May
                                                                      2005)

Ellen Moynihan(k)           Assistant Treasurer    April 1997         Massachusetts Financial Services
(born 11/13/57)                                                       Company, Senior Vice President

Susan S. Newton(k)          Assistant Secretary    May 2005           Massachusetts Financial Services
(born 3/07/50)              and Assistant Clerk                       Company, Senior Vice President and
                                                                      Associate General Counsel (since
                                                                      April 2005); John Hancock
                                                                      Advisers, LLC, Senior Vice
                                                                      President, Secretary and Chief
                                                                      Legal Officer (prior to April
                                                                      2005); John Hancock Group of
                                                                      Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer
                                                                      (prior to April 2005)

Susan A. Pereira(k)         Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/05/70)             and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm),
                                                                      Associate (prior to June 2004)

Mark N. Polebaum(k)         Secretary and Clerk    January 2006       Massachusetts Financial Services
(born 5/01/52)                                                        Company, Executive Vice President,
                                                                      General Counsel and Secretary
                                                                      (since January 2006); Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (law firm), Partner (prior to
                                                                      January 2006)

Frank L. Tarantino          Independent Chief      June 2004          Tarantino LLC (provider of
(born 3/07/44)              Compliance Officer                        compliance services), Principal
                                                                      (since June 2004); CRA Business
                                                                      Strategies Group (consulting
                                                                      services), Executive Vice
                                                                      President (April 2003 to June
                                                                      2004); David L. Babson & Co.
                                                                      (investment adviser), Managing
                                                                      Director, Chief Administrative
                                                                      Officer and Director (prior to
                                                                      March 2003)

James O. Yost(k)            Assistant Treasurer    September 1990     Massachusetts Financial Services
(born 6/12/60)                                                        Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                              CUSTODIAN
Massachusetts Financial Services Company        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741      225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                     Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741      200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGERS
Nevin Chitkara
Steven Gorham

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $7.5 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Fund's effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

                    Public Reference Room
                    Securities and Exchange Commission
                    100 F Street, NE, Room 1580
                    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $307,896,308 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                               ANNUAL REPORT

MFS(R) CASH RESERVE FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              3
------------------------------------------------------------------
EXPENSE TABLE                                                    5
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                         7
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             10
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         13
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             14
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            15
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   22
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         31
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           32
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   38
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           42
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  42
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         42
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           43
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/07
                                                                        LMM-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. But the Dow's upward rise has not been without hiccups. After hitting new records in July 2007, the Dow lost 8% in the following weeks as a crisis swept global credit markets. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short- term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (u)

              Commercial Paper                           84.4%
              Repurchase Agreements                       9.9%
              Certificates of Deposit                     4.3%
              U.S. Government Agency Obligations          1.0%
              Other Assets Less Liabilities               0.4%

              SHORT TERM CREDIT QUALITY (q)

              Average Credit Quality
              Short-Term Bonds (a)                         A-1
              ------------------------------------------------
              All holdings are rated "A-1"
              ------------------------------------------------

              MATURITY BREAKDOWN (u)

              0-29 days                                  47.4%
              ------------------------------------------------
              30-59 days                                 23.2%
              ------------------------------------------------
              60-89 days                                 15.0%
              ------------------------------------------------
              90-366 days                                14.0%
              ------------------------------------------------
              Other Assets Less Liabilities               0.4%
              ------------------------------------------------

(a) The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the "A-1"-rating category. Percentages are based on the total market value of investments as of 08/31/07.
(u) For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 08/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PERFORMANCE SUMMARY THROUGH 8/31/07

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                               1 Year Total                          Current
                            Return (without        Current       7-day yield
    Class      Inception      sales charge)    7-day yield    without waiver
--------------------------------------------------------------------------------
      A          9/07/93              5.06%          5.02%             4.62%
----------------------------------------------------------------------------
      B         12/29/86              4.02%          4.02%             3.62%
----------------------------------------------------------------------------
      C          4/01/96              4.02%          4.02%             3.62%
----------------------------------------------------------------------------
     R1          4/01/05              3.91%          3.92%             3.44%
----------------------------------------------------------------------------
     R2          4/01/05              4.28%          4.27%             3.74%
----------------------------------------------------------------------------
     R3          4/01/05              4.38%          4.37%             3.89%
----------------------------------------------------------------------------
     R4          4/01/05              4.63%          4.62%             4.22%
----------------------------------------------------------------------------
     R5          4/01/05              4.96%          4.92%             4.52%
----------------------------------------------------------------------------
    529A         7/31/02              4.80%          4.77%             4.02%
----------------------------------------------------------------------------
    529B         7/31/02              3.77%          3.77%             3.37%
----------------------------------------------------------------------------
    529C         7/31/02              3.76%          3.77%             3.37%
--------------------------------------------------------------------------------

Yields quoted are based on the latest seven days ended as of August 31, 2007, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

                                                  1 Year
        Class                               Total Return
--------------------------------------------------------------------------------
    B with CDSC (Declining over
    six years from 4% to 0%) (x)                   0.02%
    ------------------------------------------------------------------------
    C with CDSC (1% for 12 months) (x)             3.02%
    ------------------------------------------------------------------------
    529B with CDSC (Declining over
    six years from 4% to 0%) (x)                  -0.23%
    ------------------------------------------------------------------------
    529C with CDSC (1% for
    12 months) (x)                                 2.76%
--------------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.
(x) Assuming redemption at the end of the applicable period.

NOTES TO PERFORMANCE SUMMARY

Performance for Class R4, R5, and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Class R1, R2, R3, and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. For reporting periods ending prior to March 31, 2004, when quoting performance for the fund's Class 529A shares, the performance of these share classes included the performance of the fund's Class B shares, rather than Class A shares. The blending methodology changed for reporting periods ending on or after March 31, 2004, because Class A shares now has a 10 year performance history, and share class performance is being blended to Class A shares based upon the similarity of share class operating expenses. This change in blending methodology results in better performance for Class 529A shares than it had under the prior blending methodology. For a transitional period lasting until December 31, 2007, performance for Class 529A shares under the prior methodology is available at mfs.com.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
March 1, 2007 through August 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------
                                                                   Expenses
                                         Beginning     Ending    Paid During
                            Annualized    Account     Account     Period (p)
  Share                       Expense      Value       Value       3/01/07-
  Class                        Ratio      3/01/07     8/31/07      8/31/07
----------------------------------------------------------------------------
         Actual                0.41%     $1,000.00   $1,025.20       $2.09
    A    -------------------------------------------------------------------
         Hypothetical (h)      0.41%     $1,000.00   $1,023.14       $2.09
----------------------------------------------------------------------------
         Actual                1.41%     $1,000.00   $1,020.10       $7.18
    B    -------------------------------------------------------------------
         Hypothetical (h)      1.41%     $1,000.00   $1,018.10       $7.17
----------------------------------------------------------------------------
         Actual                1.41%     $1,000.00   $1,020.10       $7.18
    C    -------------------------------------------------------------------
         Hypothetical (h)      1.41%     $1,000.00   $1,018.10       $7.17
----------------------------------------------------------------------------
         Actual                1.51%     $1,000.00   $1,019.50       $7.69
    R1   -------------------------------------------------------------------
         Hypothetical (h)      1.51%     $1,000.00   $1,017.59       $7.68
----------------------------------------------------------------------------
         Actual                1.16%     $1,000.00   $1,021.30       $5.91
    R2   -------------------------------------------------------------------
         Hypothetical (h)      1.16%     $1,000.00   $1,019.36       $5.90
----------------------------------------------------------------------------
         Actual                1.06%     $1,000.00   $1,021.90       $5.40
    R3   -------------------------------------------------------------------
         Hypothetical(h)       1.06%     $1,000.00   $1,019.86       $5.40
----------------------------------------------------------------------------
         Actual                0.81%     $1,000.00   $1,023.10       $4.13
    R4   -------------------------------------------------------------------
         Hypothetical(h)       0.81%     $1,000.00   $1,021.12       $4.13
----------------------------------------------------------------------------
         Actual                0.49%     $1,000.00   $1,024.70       $2.50
    R5   -------------------------------------------------------------------
         Hypothetical(h)       0.49%     $1,000.00   $1,022.74       $2.50
----------------------------------------------------------------------------
         Actual                0.66%     $1,000.00   $1,023.90       $3.37
  529A   -------------------------------------------------------------------
         Hypothetical(h)       0.66%     $1,000.00   $1,021.88       $3.36
----------------------------------------------------------------------------
         Actual                1.66%     $1,000.00   $1,018.80       $8.45
  529B   -------------------------------------------------------------------
         Hypothetical(h)       1.66%     $1,000.00   $1,016.84       $8.44
----------------------------------------------------------------------------
         Actual                1.66%     $1,000.00   $1,018.80       $8.45
  529C   -------------------------------------------------------------------
         Hypothetical(h)       1.66%     $1,000.00   $1,016.84       $8.44
----------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit  - 4.3%
--------------------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                             SHARES/PAR        VALUE ($)
--------------------------------------------------------------------------------------------------------------------------------
Major Banks - 1.1%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank N.A., 5.28%, due 9/18/07                                                         $  5,000,000    $  5,000,000
--------------------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 3.2%
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, NY, 5.31%, due 9/27/07                                                                $14,218,000    $ 14,218,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT, AT AMORTIZED COST AND VALUE                                                          $ 19,218,000
--------------------------------------------------------------------------------------------------------------------------------
Commercial Paper - 84.4% (y)
--------------------------------------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 0.4%
--------------------------------------------------------------------------------------------------------------------------------
Yorktown Capital LLC, 5.28%, due 9/07/07 (t)                                                         $ 1,636,000    $  1,634,560
--------------------------------------------------------------------------------------------------------------------------------
Automotive - 4.0%
--------------------------------------------------------------------------------------------------------------------------------
Toyota Motor Credit Corp., 4.75%, due 9/04/07                                                        $17,625,000    $ 17,618,023
--------------------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 8.0%
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.28%, due 9/04/07                                                        $ 9,729,000    $  9,724,719
Merrill Lynch & Co., Inc., 5.3%, due 9/18/07                                                           7,991,000       7,971,000
Morgan Stanley, Inc., 5.45%, due 12/21/07                                                             18,189,000      17,883,349
                                                                                                                    ------------
                                                                                                                    $ 35,579,068
--------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.1%
--------------------------------------------------------------------------------------------------------------------------------
General Electric Co., 5.3%, due 11/15/07                                                             $ 4,923,000    $  4,868,642
--------------------------------------------------------------------------------------------------------------------------------
Financial Institutions - 20.9%
--------------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.18%, due 9/04/07                                                    $   156,000    $    155,933
American Express Credit Corp., 5.25%, due 9/25/07                                                     15,110,000      15,057,115
American Express Credit Corp., 5.3%, due 10/26/07                                                      2,425,000       2,405,364
American General Finance Corp., 5.28%, due 11/13/07                                                   17,050,000      16,867,451
Cargill, Inc., 5.5%, due 10/15/07 (t)                                                                  1,020,000       1,013,143
Cargill, Inc., 5.4%, due 11/15/07 (t)                                                                 17,061,000      16,869,064
Edison Asset Securitization LLC, 5.25%, due 10/09/07 (t)                                              15,970,000      15,881,500
General Electric Capital Corp., 5.15%, due 9/04/07                                                       714,000         713,694
General Electric Capital Corp., 5.17%, due 1/23/08 (t)                                                11,480,000      11,242,594
Govco LLC, 5.25%, due 10/09/07 (t)                                                                       600,000         596,675
Govco LLC, 5.31%, due 11/07/07 (t)                                                                     1,100,000       1,089,129
Kitty Hawk Funding Corp., 5.25%, due 9/20/07 (t)                                                       5,777,000       5,760,993
Ranger Funding Co. LLC, 5.25%, due 9/18/07 (t)                                                         5,425,000       5,411,551
                                                                                                                    ------------
                                                                                                                    $ 93,064,206
--------------------------------------------------------------------------------------------------------------------------------
Food & Beverages - 4.7%
--------------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., 5.3%, due 9/04/07 (t)                                                    $ 9,804,000    $  9,799,670
Coca-Cola Co., 5.24%, due 11/30/07 (t)                                                                11,155,000      11,008,870
                                                                                                                    ------------
                                                                                                                    $ 20,808,540
--------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.9%
--------------------------------------------------------------------------------------------------------------------------------
MetLife Funding, Inc., 5.24%, due 9/04/07                                                            $ 7,140,000    $  7,136,882
MetLife, Inc., 5.25%, due 9/25/07 (t)                                                                 10,380,000      10,343,670
                                                                                                                    ------------
                                                                                                                    $ 17,480,552
--------------------------------------------------------------------------------------------------------------------------------
Major Banks - 19.9%
--------------------------------------------------------------------------------------------------------------------------------
Abbey National North America LLC, 5.313%, due 9/04/07                                                $ 1,985,000    $  1,984,121
Abbey National North America LLC, 5.21%, due 12/06/07                                                 15,855,000      15,634,721
Barclays U.S. Funding Corp., 5.255%, due 10/17/07                                                     14,809,000      14,709,562
HBOS Treasury Services PLC, 5.245%, due 10/25/07                                                      10,660,000      10,576,132
Natexis Banques Populaires, 5.5%, due 10/05/07                                                        17,912,000      17,818,957
Societe Generale North America, 5.255%, due 9/27/07                                                   15,316,000      15,257,872
Wells Fargo & Co., 5.33%, due 9/27/07                                                                 12,644,000      12,595,328
                                                                                                                    ------------
                                                                                                                    $ 88,576,693
--------------------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 21.5%
--------------------------------------------------------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.25%, due 9/04/07                                                          $   713,000    $    712,688
Citigroup Funding, Inc., 5.265%, due 9/20/07                                                          15,251,000      15,208,621
Citigroup Funding, Inc., 5.3%, due 11/16/07                                                            1,716,000       1,696,800
DEPFA Bank PLC, 5.425%, due 10/19/07 (t)                                                              11,004,000      10,924,404
DEPFA Bank PLC, 4.98%, due 12/21/07 (t)                                                                7,000,000       6,892,515
Dexia Delaware LLC, 5.46%, due 10/10/07                                                               17,813,000      17,707,636
ING America Insurance Holdings, Inc., 5.35%, due 11/13/07                                             17,053,000      16,867,999
Svenska Handelsbanken, Inc., 5.24%, due 10/22/07                                                      10,300,000      10,223,540
UBS Finance Delaware LLC, 5.2%, due 9/04/07                                                            5,985,000       5,982,407
UBS Finance Delaware LLC, 5.43%, due 10/22/07                                                          1,300,000       1,290,000
UBS Finance Delaware LLC, 5.225%, due 11/09/07                                                         8,380,000       8,296,076
                                                                                                                    ------------
                                                                                                                    $ 95,802,686
--------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER, AT AMORTIZED COST AND VALUE                                                                 $375,432,970
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations - 1.0% (y)
--------------------------------------------------------------------------------------------------------------------------------
Farmer Mac, 4.2%, due 9/04/07, at Amortized Cost and Value                                           $ 4,400,000    $  4,398,460
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 9.9%
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, 5.3%, dated 8/31/07, due 9/04/07, total to be received $44,066,935 (secured by various U.S. Treasury and
Federal Agency obligations and Mortgage Backed securities in a
jointly traded account), at Cost                                                                     $44,041,000    $ 44,041,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT AMORTIZED COST AND VALUE                                                                      $443,090,430
--------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.4%                                                                                  1,792,920
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                                 $444,883,350
--------------------------------------------------------------------------------------------------------------------------------

(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at amortized cost and value                               $443,090,430
Cash                                                                             14
Receivable for fund shares sold                                           4,526,840
Interest receivable                                                         227,083
Other assets                                                                  1,751
------------------------------------------------------------------------------------------------------
Total assets                                                                              $447,846,118
------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Distributions payable                                                       $46,218
Payable for fund shares reacquired                                        2,524,653
Payable to affiliates
  Management fee                                                              3,622
  Shareholder servicing costs                                               261,611
  Distribution and service fees                                              13,793
  Administrative services fee                                                   428
  Program manager fees                                                           50
  Retirement plan administration and services fees                              840
Payable for independent trustees' compensation                               27,740
Accrued expenses and other liabilities                                       83,813
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $2,962,768
------------------------------------------------------------------------------------------------------
Net assets                                                                                $444,883,350
------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital                                                        $444,907,595
Accumulated net realized gain (loss) on investments                         (24,245)
------------------------------------------------------------------------------------------------------
Net assets                                                                                $444,883,350
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  444,907,610
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $136,204,393
  Shares outstanding                                                    136,211,559
------------------------------------------------------------------------------------------------------
  Net asset value, offering price and redemption price per share                                 $1.00
------------------------------------------------------------------------------------------------------
Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                           $154,175,511
  Shares outstanding                                                    154,179,867
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------
Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $60,390,451
  Shares outstanding                                                     60,393,503
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------
Class R1 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $8,538,161
  Shares outstanding                                                      8,539,157
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------
Class R2 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $9,596,070
  Shares outstanding                                                      9,596,729
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------
Class R3 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $36,026,584
  Shares outstanding                                                     36,030,447
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------
Class R4 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $32,544,809
  Shares outstanding                                                     32,548,327
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------
Class R5 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $3,716,913
  Shares outstanding                                                      3,717,361
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $2,547,734
  Shares outstanding                                                      2,547,876
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
share                                                                                            $1.00
------------------------------------------------------------------------------------------------------
Class 529B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                               $328,429
  Shares outstanding                                                        328,448
------------------------------------------------------------------------------------------------------
  Net asset value and offering price price per share                                             $1.00
------------------------------------------------------------------------------------------------------
Class 529C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                               $814,295
  Shares outstanding                                                        814,336
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------

A contingent deferred sales charge may be imposed on redemptions of Class B, Class C, Class 529B, and
Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest income                                                                            $20,199,757
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                           $2,069,426
  Distribution and service fees                                             2,399,276
  Program manager fees                                                          8,281
  Shareholder servicing costs                                                 687,692
  Administrative services fee                                                  73,956
  Retirement plan administration and services fees                             78,950
  Independent trustees' compensation                                           14,747
  Custodian fee                                                                92,709
  Shareholder communications                                                   27,813
  Auditing fees                                                                28,962
  Legal fees                                                                   41,109
  Miscellaneous                                                               103,715
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $5,626,636
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                         (8,587)
  Reduction of expenses by investment adviser and distributor              (1,524,542)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $4,093,507
------------------------------------------------------------------------------------------------------
Net investment income                                                                      $16,106,250
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                                           $(22,989)
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $16,083,261
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                      YEARS ENDED 8/31
                                                              -------------------------------
                                                                      2007               2006
CHANGE IN NET ASSETS
FROM OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                          $16,106,250        $13,405,250
Net realized gain (loss) on investments                            (22,989)              (811)
---------------------------------------------------------------------------------------------
Change in net assets from operations                           $16,083,261        $13,404,439
---------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
From net investment income
  Class A                                                      $(5,611,214)       $(4,153,465)
  Class B                                                       (7,009,719)        (7,438,988)
  Class C                                                       (1,743,169)        (1,500,901)
  Class R1                                                        (175,656)           (22,701)
  Class R2                                                        (147,919)           (30,414)
  Class R3                                                        (711,011)          (102,446)
  Class R4                                                        (575,671)            (9,619)
  Class R5                                                         (33,784)            (2,066)
  Class 529A                                                      (109,027)           (70,775)
  Class 529B                                                       (11,220)            (9,881)
  Class 529C                                                       (25,406)           (16,893)
---------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $(16,153,796)      $(13,358,149)
---------------------------------------------------------------------------------------------
Change in net assets from fund share transactions              $40,254,200       $(18,098,331)
---------------------------------------------------------------------------------------------
Total change in net assets                                     $40,183,665       $(18,052,041)
---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
At beginning of period                                         404,699,685        422,751,726
At end of period (including undistributed net investment
income of $0 and $47,546, respectively)                       $444,883,350       $404,699,685
---------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                   YEARS ENDED 8/31
                                                 -----------------------------------------------------------------
                                                     2007            2006           2005         2004         2003
Net asset value, beginning of period                $1.00           $1.00          $1.00        $1.00       $1.00
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.05           $0.04          $0.02        $0.01        $0.01
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --           --           --
------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.05           $0.04          $0.02        $0.01        $0.01
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.05)         $(0.04)        $(0.02)      $(0.01)      $(0.01)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                 5.06            4.19           2.11         0.58         0.69
------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               0.83            0.89           0.90         0.79         0.81
Expenses after expense reductions (f)                0.43            0.49           0.50         0.55         0.71
Net investment income                                4.94            4.14           2.10         0.58         0.70
Net assets at end of period (000 Omitted)        $136,204        $114,481        $91,165     $101,287     $214,275
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                    YEARS ENDED 8/31
                                                 --------------------------------------------------------------------
                                                     2007            2006           2005         2004            2003
Net asset value, beginning of period                $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --           --              --
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)      $(0.00)(w)      $(0.00)(w)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                              4.02            3.16           1.10         0.06            0.06
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.83            1.89           1.89         1.80            1.81
Expenses after expense reductions (f)                1.43            1.49           1.49         1.07            1.35
Net investment income                                3.94            3.09           1.03         0.06            0.06
Net assets at end of period (000 Omitted)        $154,176        $222,661       $280,361     $429,844        $647,269
---------------------------------------------------------------------------------------------------------------------

CLASS C                                                                     YEARS ENDED 8/31
                                                  -------------------------------------------------------------------
                                                     2007            2006           2005         2004            2003
Net asset value, beginning of period                $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --           --              --
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)      $(0.00)(w)      $(0.00)(w)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                              4.02            3.15           1.10         0.06            0.06
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.83            1.89           1.89         1.79            1.81
Expenses after expense reductions (f)                1.43            1.49           1.49         1.07            1.36
Net investment income                                3.94            3.14           1.03         0.06            0.06
Net assets at end of period (000 Omitted)         $60,390         $56,456        $46,483      $80,482        $159,715
---------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                     YEARS ENDED 8/31
                                                  --------------------------------------
                                                     2007            2006        2005(i)
Net asset value, beginning of period                $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.03          $0.01
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --
----------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
Total return (%) (r)                                 3.91            3.04           0.59(n)
----------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.97            2.09           2.24(a)
Expenses after expense reductions (f)                1.53            1.59           1.84(a)
Net investment income                                3.82            3.15           1.52(a)
Net assets at end of period (000 Omitted)          $8,538            $898           $258
----------------------------------------------------------------------------------------

CLASS R2                                                     YEARS ENDED 8/31
                                                   -------------------------------------
                                                     2007            2006        2005(i)
Net asset value, beginning of period                $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.03          $0.01
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --
----------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
Total return (%) (r)                                 4.28            3.40           0.72(n)
----------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.64            1.79           1.93(a)
Expenses after expense reductions (f)                1.18            1.25           1.53(a)
Net investment income                                4.17            3.40           1.97(a)
Net assets at end of period (000 Omitted)          $9,596          $1,101           $604
----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                     YEARS ENDED 8/31
                                                  --------------------------------------
                                                     2007            2006        2005(i)
Net asset value, beginning of period                $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.04          $0.01
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.01)            --
----------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
Total return (%) (r)                                 4.38            3.51           0.78(n)
----------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.52            1.63           1.83(a)
Expenses after expense reductions (f)                1.09            1.13           1.43(a)
Net investment income                                4.28            3.73           2.10(a)
Net assets at end of period (000 Omitted)         $36,027          $4,909         $1,179
----------------------------------------------------------------------------------------

CLASS R4                                                     YEARS ENDED 8/31
                                                  --------------------------------------
                                                     2007            2006        2005(i)
Net asset value, beginning of period                $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment income (d)                         $0.05           $0.04          $0.01
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --
----------------------------------------------------------------------------------------
Total from investment operations                    $0.05           $0.04          $0.01
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------
  From net investment income                       $(0.05)         $(0.04)        $(0.01)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
Total return (%) (r)                                 4.63            3.77           0.93(n)
----------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.23            1.28           1.38(a)
Expenses after expense reductions (f)                0.83            0.88           0.98(a)
Net investment income                                4.53            4.06           2.21(a)
Net assets at end of period (000 Omitted)         $32,545          $1,019            $51
----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                      YEARS ENDED 8/31
                                                   -------------------------------------
                                                     2007            2006        2005(i)
Net asset value, beginning of period                $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment income (d)                         $0.05           $0.04          $0.01
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --
----------------------------------------------------------------------------------------
Total from investment operations                    $0.05           $0.04          $0.01
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------
  From net investment income                       $(0.05)         $(0.04)        $(0.01)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00
----------------------------------------------------------------------------------------
Total return (%) (r)                                 4.96            4.09           1.06(n)
----------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
Expenses before expense reductions (f)               0.93            0.99           1.08(a)
Expenses after expense reductions (f)                0.53            0.59           0.68(a)
Net investment income                                4.80            4.03           2.51(a)
Net assets at end of period (000 Omitted)          $3,717             $53            $51
----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                  YEARS ENDED 8/31
                                                   ------------------------------------------------------------------
                                                     2007            2006           2005         2004            2003
Net asset value, beginning of period                $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.05           $0.04          $0.02        $0.00(w)        $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --           --              --
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.05           $0.04          $0.02        $0.00(w)        $0.00(w)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.05)         $(0.04)        $(0.02)      $(0.00)(w)      $(0.00)(w)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                 4.80            3.93           1.86         0.33            0.45
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.44            1.49           1.50         1.39            1.41
Expenses after expense reductions (f)                0.68            0.74           0.75         0.80            0.96
Net investment income                                4.69            3.92           1.93         0.34            0.33
Net assets at end of period (000 Omitted)          $2,548          $2,135         $1,650       $1,140          $1,164
---------------------------------------------------------------------------------------------------------------------

CLASS 529B                                                                  YEARS ENDED 8/31
                                                   ------------------------------------------------------------------
                                                     2007            2006           2005         2004            2003
Net asset value, beginning of period                $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --           --              --
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)      $(0.00)(w)      $(0.00)(w)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                              3.77            2.90           0.87         0.06            0.07
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.09            2.14           2.13         2.03            2.06
Expenses after expense reductions (f)                1.69            1.74           1.73         1.08            1.25
Net investment income                                3.69            2.88           0.87         0.07            0.06
Net assets at end of period (000 Omitted)            $328            $297           $340         $339            $253
---------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                  YEARS ENDED 8/31
                                                   ------------------------------------------------------------------
                                                     2007            2006           2005         2004            2003
Net asset value, beginning of period                $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)       (0.00)(w)         --           --              --
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.04           $0.03          $0.01        $0.00(w)        $0.00(w)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.04)         $(0.03)        $(0.01)      $(0.00)(w)      $(0.00)(w)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00           $1.00          $1.00        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                              3.76            2.90           0.87         0.06            0.07
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.09            2.14           2.13         2.03            2.06
Expenses after expense reductions (f)                1.68            1.74           1.73         1.08            1.22
Net investment income                                3.69            2.89           0.85         0.06            0.05
Net assets at end of period (000 Omitted)            $814            $688           $611         $640            $512
---------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R3, R4, and R5) through the stated
    period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Cash Reserve Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2007, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

                                                 8/31/07        8/31/06

          Ordinary income (including
          any short-term capital gains)      $16,153,796    $13,358,149

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/07

          Cost of investments                              $443,090,430
          -------------------------------------------------------------
          Undistributed ordinary income                         $77,688
          Capital loss carryforwards                             (1,256)
          Post-October capital loss deferral                    (22,989)
          Other temporary differences                           (77,688)

As of August 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          8/31/12                                                 $(441)
          8/31/13                                                    (4)
          8/31/15                                                  (811)
          -------------------------------------------------------------
                                                                $(1,256)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.15% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2007, this waiver amounted to $1,505,037 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.15% of the fund's average daily net assets.

DISTRIBUTOR - The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                TOTAL             ANNUAL    DISTRIBUTION
                       DISTRIBUTION        SERVICE       DISTRIBUTION          EFFECTIVE     AND SERVICE
                           FEE RATE       FEE RATE            PLAN(d)           RATE (e)             FEE
Class A                       0.10%          0.25%              0.35%              0.00%             $--
Class B                       0.75%          0.25%              1.00%              1.00%       1,773,564
Class C                       0.75%          0.25%              1.00%              1.00%         441,253
Class R1                      0.50%          0.25%              0.75%              0.75%          34,362
Class R2                      0.25%          0.25%              0.50%              0.50%          17,632
Class R3                      0.25%          0.25%              0.50%              0.50%          82,750
Class R4                         --          0.25%              0.25%              0.25%          31,685
Class 529A                    0.25%          0.25%              0.50%              0.00%           8,127
Class 529B                    0.75%          0.25%              1.00%              1.00%           3,031
Class 529C                    0.75%          0.25%              1.00%              1.00%           6,872
--------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                           $2,399,276

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2007 based on each class' average daily net assets. Payment of the 0.25% annual
    Class A service fee is not yet in effect and will be implemented on such date as the fund's Board of
    Trustees may determine. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine. 0.10% of the Class
    529A distribution fee is currently being waived under a written waiver arrangement through December
    31, 2007. Payment of 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine. For the year ended August 31,
    2007, this waiver amounted to $2,322 and is reflected as a reduction of total expenses in the
    Statement of Operations. 0.25% of the Class 529A service fee is currently being waived under a written waiver arrangement through December 31, 2007. For the year ended August 31, 2007, this waiver amounted to $5,805 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2007, were as follows:

                                                   AMOUNT

              Class A                                $356
              Class B                            $427,210
              Class C                             $15,000
              Class 529B                           $1,099
              Class 529C                              $--

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2007, were as follows:

                                                   AMOUNT

              Class 529A                           $5,805
              Class 529B                              758
              Class 529C                            1,718
              -------------------------------------------
              Total Program Manager Fees           $8,281

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2007, the fee was $233,565, which equated to 0.0621% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $390,447. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2007 was equivalent to an annual effective rate of 0.0197% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                 BEGINNING
                                 OF PERIOD                    ANNUAL
                                   THROUGH    EFFECTIVE    EFFECTIVE      TOTAL
                                   3/31/07       4/1/07      RATE(g)     AMOUNT

  Class R1                           0.45%        0.35%        0.35%    $17,596
  Class R2                           0.40%        0.25%        0.25%     10,983
  Class R3                           0.25%        0.15%        0.15%     30,661
  Class R4                           0.15%        0.15%        0.15%     19,012
  Class R5                           0.10%        0.10%        0.10%        698
-------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                  $78,950

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended August 31, 2007, the waiver amounted to $9,538 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,980. This amount is included in independent trustees' compensation for the year ended August 31, 2007. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $27,560 at August 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2007, the fee paid to Tarantino LLC was $2,345. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,840, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $6,014,373,244 and $6,017,627,620, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED                         YEAR ENDED
                                                  8/31/07                            8/31/06
                                         SHARES            AMOUNT           SHARES            AMOUNT
Shares sold
  Class A                              109,927,782      $109,927,782      117,033,867      $117,033,876
  Class B                              112,273,280       112,273,280      172,309,994       172,309,994
  Class C                               60,361,403        60,361,403       66,947,131        66,947,131
  Class R1                              61,618,688        61,618,688        1,313,341         1,313,341
  Class R2                              54,718,434        54,718,434          861,517           861,516
  Class R3                             151,186,527       151,186,527        6,796,745         6,796,746
  Class R4                             104,892,406       104,892,406        1,072,464         1,072,464
  Class R5                              17,149,069        17,149,069              --                --
  Class 529A                             1,188,482         1,188,482          886,031           886,031
  Class 529B                               101,520           101,520          243,462           243,463
  Class 529C                               497,316           497,316          366,108           366,108
-------------------------------------------------------------------------------------------------------
                                       673,914,907      $673,914,907      367,830,660      $367,830,670

Shares issued to shareholders
in reinvestment of distributions
  Class A                                5,246,094        $5,246,094        3,783,600        $3,783,600
  Class B                                6,563,810         6,563,810        6,929,081         6,929,081
  Class C                                1,624,513         1,624,513        1,374,977         1,374,977
  Class R1                                 149,283           149,283           22,173            22,174
  Class R2                                 119,311           119,311           29,955            29,955
  Class R3                                 643,871           643,871           99,631            99,631
  Class R4                                 539,714           539,714            9,521             9,521
  Class R5                                  28,877            28,877            2,066             2,066
  Class 529A                               108,508           108,508           70,755            70,755
  Class 529B                                11,154            11,154            9,850             9,850
  Class 529C                                25,156            25,156           16,827            16,827
-------------------------------------------------------------------------------------------------------
                                        15,060,291       $15,060,291       12,348,436       $12,348,437

Shares reacquired
  Class A                              (93,431,093)     $(93,431,093)     (97,513,708)     $(97,513,708)
  Class B                             (187,291,191)     (187,291,191)    (236,966,151)     (236,966,174)
  Class C                              (58,042,860)      (58,042,860)     (58,354,458)      (58,354,459)
  Class R1                             (54,127,011)      (54,127,011)        (695,487)         (695,487)
  Class R2                             (46,341,559)      (46,341,559)        (394,730)         (394,730)
  Class R3                            (120,708,753)     (120,708,753)      (3,166,655)       (3,166,655)
  Class R4                             (73,903,225)      (73,903,225)        (113,123)         (113,123)
  Class R5                             (13,513,179)      (13,513,179)              --                --
  Class 529A                              (884,377)         (884,377)        (471,603)         (471,603)
  Class 529B                               (81,516)          (81,516)        (296,083)         (296,084)
  Class 529C                              (396,234)         (396,234)        (305,414)         (305,415)
-------------------------------------------------------------------------------------------------------
                                      (648,720,998)    $(648,720,998)    (398,277,412)    $(398,277,438)

Net change
  Class A                               21,742,783       $21,742,783       23,303,759       $23,303,768
  Class B                              (68,454,101)      (68,454,101)     (57,727,076)      (57,727,099)
  Class C                                3,943,056         3,943,056        9,967,650         9,967,649
  Class R1                               7,640,960         7,640,960          640,027           640,028
  Class R2                               8,496,186         8,496,186          496,742           496,741
  Class R3                              31,121,645        31,121,645        3,729,721         3,729,722
  Class R4                              31,528,895        31,528,895          968,862           968,862
  Class R5                               3,664,767         3,664,767            2,066             2,066
  Class 529A                               412,613           412,613          485,183           485,183
  Class 529B                                31,158            31,158          (42,771)          (42,771)
  Class 529C                               126,238           126,238           77,521            77,520
-------------------------------------------------------------------------------------------------------
                                        40,254,200       $40,254,200      (18,098,316)     $(18,098,331)

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2007, the fund's commitment fee and interest expense were $1,844 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and the Shareholders of
MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the portfolios comprising MFS Series Trust I) (the "Trust") as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 16, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS DURING
                              POSITION(S) HELD     TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH              WITH FUND             SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------         -------------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)        Trustee                February 2004      Massachusetts Financial Services
(born 10/20/63)                                                       Company, Chief Executive Officer,
                                                                      President, Chief Investment
                                                                      Officer and Director

Robert C. Pozen(k)          Trustee                February 2004      Massachusetts Financial Services
(born 8/08/46)                                                        Company, Chairman (since February
                                                                      2004); MIT Sloan School
                                                                      (education), Senior Lecturer
                                                                      (since 2006); Secretary of
                                                                      Economic Affairs, The Commonwealth
                                                                      of Massachusetts (January 2002 to
                                                                      December 2002); Fidelity
                                                                      Investments, Vice Chairman (June
                                                                      2000 to December 2001); Fidelity
                                                                      Management & Research Company
                                                                      (investment adviser), President
                                                                      (March 1997 to July 2001); Bell
                                                                      Canada Enterprises
                                                                      (telecommunications), Director;
                                                                      Medtronic, Inc. (medical
                                                                      technology), Director; Telesat
                                                                      (satellite communications),
                                                                      Director

INDEPENDENT TRUSTEES
J. Atwood Ives              Trustee and Chair      February 1992      Private investor; Eastern
(born 5/01/36)              of Trustees                               Enterprises (diversified services
                                                                      company), Chairman, Trustee and
                                                                      Chief Executive Officer (until
                                                                      November 2000)

Robert E. Butler(n)         Trustee                January 2006       Consultant - regulatory and
(born 11/29/41)                                                       compliance matters (since July
                                                                      2002); PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 2002)

Lawrence H. Cohn, M.D.      Trustee                August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                        Chief of Cardiac Surgery (2005);
                                                                      Harvard Medical School, Professor
                                                                      of Cardiac Surgery; Physician
                                                                      Director of Medical Device
                                                                      Technology for Partners HealthCare

David H. Gunning            Trustee                January 2004       Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                        (mining products and service
                                                                      provider), Vice Chairman/Director
                                                                      (until May 2007); Portman Limited
                                                                      (mining), Director (since 2005);
                                                                      Encinitos Ventures (private
                                                                      investment company), Principal
                                                                      (1997 to April 2001); Lincoln
                                                                      Electric Holdings, Inc. (welding
                                                                      equipment manufacturer), Director

William R. Gutow            Trustee                December 1993      Private investor and real estate
(born 9/27/41)                                                        consultant; Capitol Entertainment
                                                                      Management Company (video
                                                                      franchise), Vice Chairman;
                                                                      Atlantic Coast Tan (tanning
                                                                      salons), Vice Chairman (since
                                                                      2002)

Michael Hegarty             Trustee                December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                       services and insurance), Vice
                                                                      Chairman and Chief Operating
                                                                      Officer (until May 2001); The
                                                                      Equitable Life Assurance Society
                                                                      (insurance), President and Chief
                                                                      Operating Officer (until May 2001)

Lawrence T. Perera          Trustee                July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                        Partner

J. Dale Sherratt            Trustee                August 1993        Insight Resources, Inc.
(born 9/23/38)                                                        (acquisition planning
                                                                      specialists), President; Wellfleet
                                                                      Investments (investor in health
                                                                      care companies), Managing General
                                                                      Partner (since 1993); Cambridge
                                                                      Nutraceuticals (professional
                                                                      nutritional products), Chief
                                                                      Executive Officer (until May 2001)

Laurie J. Thomsen           Trustee                March 2005         New Profit, Inc. (venture
(born 8/05/57)                                                        philanthropy), Partner (since
                                                                      2006); Private investor; Prism
                                                                      Venture Partners (venture
                                                                      capital), Co-founder and General
                                                                      Partner (until June 2004); The
                                                                      Travelers Companies (commercial
                                                                      property liability insurance),
                                                                      Director

Robert W. Uek               Trustee                January 2006       Retired (since 1999);
(born 5/18/41)                                                        PricewaterhouseCoopers LLP
                                                                      (professional services firm),
                                                                      Partner (until 1999); Consultant
                                                                      to investment company industry
                                                                      (since 2000); TT International
                                                                      Funds (mutual fund complex),
                                                                      Trustee (2000 until 2005);
                                                                      Hillview Investment Trust II Funds
                                                                      (mutual fund complex), Trustee
                                                                      (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)           President              November 2005      Massachusetts Financial Services
(born 12/01/58)                                                       Company, Executive Vice President
                                                                      and Chief Regulatory Officer
                                                                      (since March 2004) Chief
                                                                      Compliance Officer (since December
                                                                      2006); Fidelity Management &
                                                                      Research Company, Vice President
                                                                      (prior to March 2004); Fidelity
                                                                      Group of Funds, President and
                                                                      Treasurer (prior to March 2004)

Tracy Atkinson(k)           Treasurer              September 2005     Massachusetts Financial Services
(born 12/30/64)                                                       Company, Senior Vice President
                                                                      (since September 2004);
                                                                      PricewaterhouseCoopers LLP,
                                                                      Partner (prior to September 2004)

Christopher R. Bohane(k)    Assistant Secretary    July 2005          Massachusetts Financial Services
(born 1/18/74)              and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since April 2003);
                                                                      Kirkpatrick & Lockhart LLP (law
                                                                      firm), Associate (prior to April
                                                                      2003)

Ethan D. Corey(k)           Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/21/63)             and Assistant Clerk                       Company, Special Counsel (since
                                                                      December 2004); Dechert LLP (law
                                                                      firm), Counsel (prior to December
                                                                      2004)

David L. DiLorenzo(k)       Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 8/10/68)                                                        Company, Vice President (since
                                                                      June 2005); JP Morgan Investor
                                                                      Services, Vice President (prior to
                                                                      June 2005)

Mark D. Fischer(k)          Assistant Treasurer    July 2005          Massachusetts Financial Services
(born 10/27/70)                                                       Company, Vice President (since May
                                                                      2005); JP Morgan Investment
                                                                      Management Company, Vice President
                                                                      (prior to May 2005)

Brian E. Langenfeld(k)      Assistant Secretary    June 2006          Massachusetts Financial Services
(born 3/07/73)              and Assistant Clerk                       Company, Assistant Vice President
                                                                      and Counsel (since May 2006); John
                                                                      Hancock Advisers, LLC, Assistant
                                                                      Vice President and Counsel (May
                                                                      2005 to April 2006); John Hancock
                                                                      Advisers, LLC, Attorney and
                                                                      Assistant Secretary (prior to May
                                                                      2005)

Ellen Moynihan(k)           Assistant Treasurer    April 1997         Massachusetts Financial Services
(born 11/13/57)                                                       Company, Senior Vice President

Susan S. Newton(k)          Assistant Secretary    May 2005           Massachusetts Financial Services
(born 3/07/50)              and Assistant Clerk                       Company, Senior Vice President and
                                                                      Associate General Counsel (since
                                                                      April 2005); John Hancock
                                                                      Advisers, LLC, Senior Vice
                                                                      President, Secretary and Chief
                                                                      Legal Officer (prior to April
                                                                      2005); John Hancock Group of
                                                                      Funds, Senior Vice President,
                                                                      Secretary and Chief Legal Officer
                                                                      (prior to April 2005)

Susan A. Pereira(k)         Assistant Secretary    July 2005          Massachusetts Financial Services
(born 11/05/70)             and Assistant Clerk                       Company, Vice President and Senior
                                                                      Counsel (since June 2004); Bingham
                                                                      McCutchen LLP (law firm),
                                                                      Associate (prior to June 2004)

Mark N. Polebaum(k)         Secretary and Clerk    January 2006       Massachusetts Financial Services
(born 5/01/52)                                                        Company, Executive Vice President,
                                                                      General Counsel and Secretary
                                                                      (since January 2006); Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (law firm), Partner (prior to
                                                                      January 2006)

Frank L. Tarantino          Independent Chief      June 2004          Tarantino LLC (provider of
(born 3/07/44)              Compliance Officer                        compliance services), Principal
                                                                      (since June 2004); CRA Business
                                                                      Strategies Group (consulting
                                                                      services), Executive Vice
                                                                      President (April 2003 to June
                                                                      2004); David L. Babson & Co.
                                                                      (investment adviser), Managing
                                                                      Director, Chief Administrative
                                                                      Officer and Director (prior to
                                                                      March 2003)

James O. Yost(k)            Assistant Treasurer    September 1990     Massachusetts Financial Services
(born 6/12/60)                                                        Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by share- holders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are
members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                              CUSTODIAN
Massachusetts Financial Services Company        State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741      225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                     Deloitte & Touche
500 Boylston Street, Boston, MA 02116-3741      200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGER
Edward O'Dette
Terri Vittozzi

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS observes an advisory fee reduction that will remain in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2007 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

                    Public Reference Room
                    Securities and Exchange Commission
                    100 F Street, NE, Room 1580
                    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
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and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the "Funds" and singularly as a "Fund"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2007 and 2006, audit fees billed to the Funds by Deloitte and E&Y were as follows:

                                                              Audit Fees
           FEES BILLED BY DELOITTE:                       2007           2006
                                                          ----           ----
                MFS Cash Reserve Fund                   28,640         25,360

                                                           AUDIT FEES
                FEES BILLED BY E&Y:                       2007           2006
                                                          ----           ----

                MFS Core Equity Fund                    38,645         35,580
                MFS Core Growth Fund                    39,185         35,580
                MFS New Discovery Fund                  38,645         35,580
                MFS Research International Fund         41,550         37,780
                MFS Strategic Growth Fund+                   0         35,580
                MFS Technology Fund                     38,645         35,580
                MFS Value Fund                          39,185         35,580
                                                        ------         ------
                TOTAL BILLED BY E&Y                    235,855        251,260

For the fiscal years ended August 31, 2007 and 2006, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:


                                        Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
  FEES BILLED BY DELOITTE:                2007           2006           2007          2006           2007           2006
                                          ----           ----           ----          ----           ----           ----
       To MFS Cash Reserve                       0              0         3,266          5,800              0           558
       Fund

       To MFS and MFS Related              905,470      1,035,850             0              0        543,753       454,481
       Entities of MFS Cash
       Reserve Fund*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                              2007                         2006
                                              ----                         ----
       To MFS Cash Reserve Fund,         1,600,067                    1,614,579
       MFS and MFS Related
       Entities#


                                        Audit-Related Fees(2)              Tax Fees(2)               All Other Fees(4)
  FEES BILLED BY E&Y:                     2007           2006           2007          2006           2007           2006
                                          ----           ----           ----          ----           ----           ----
       To MFS Core Equity Fund                   0              0         7,940         10,192              0           144
       To MFS Core Growth                        0              0         7,940         10,192              0           144
       Fund
       To MFS New Discovery                      0              0         7,940         10,192              0           144
       Fund
       To MFS Research                           0              0         8,317         10,522              0           144
       International Fund
       To MFS Strategic                          0              0             0         10,192              0           144
       Growth Fund+
       To MFS Technology Fund                    0              0         7,940         10,192              0           144
      To MFS Value Fund                          0              0         7,940         10,192              0           144
                                                 0              0        48,017         71,674              0         1,008
  TOTAL FEES BILLED BY E&Y
  TO ABOVE FUNDS:


       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS Core
       Equity Fund*
       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS Core
       Growth Fund*
       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS New
       Discovery Fund*
       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS Research
       International Fund*
       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS Strategic
       Growth Fund+*
       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS
       Technology Fund*
       To MFS and MFS Related                    0              0             0         15,500              0        97,480
       Entities of  MFS Value
       Fund*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:

                                              2007                         2006
                                              ----                         ----
      To MFS Core Equity Fund,             181,424                      200,333
      MFS and MFS Related
      Entities#
      To MFS Core Growth                   181,424                      200,333
      Fund, MFS and MFS
      Related Entities#
      To MFS New Discovery                 181,424                      200,333
      Fund, MFS and MFS
      Related Entities#
      To MFS Research                      181,801                      200,663
      International Fund,
      MFS and MFS Related
      Entities#
       To MFS Strategic Growth             173,484                      200,333
       Fund, MFS and MFS Related
       Entities+#
       To MFS Technology Fund, MFS         181,424                      200,333
       and MFS Related Entities#
       To MFS Value Fund, MFS and          181,424                      200,333
       MFS Related Entities#

  + The MFS Strategic Growth Fund was reorganized into the MFS Core Growth Fund as of June 22, 2007. See note above.
  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(3) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees,"
    including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule
    38a-1 compliance program. (4) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: October 16, 2007
      ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: October 16, 2007
      ----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 16, 2007
      ----------------


* Print name and title of each signing officer under his or her signature.